Exhibit 99.2

SUPPLEMENTAL FINANCIAL HIGHLIGHTS
2ND QUARTER 2005

Forward Looking Statements

“Safe Harbor” Statement under the Private Securities Litigation Reform Act of 1995: Except for the historical information contained herein, these supplemental financial highlights contain forward-looking statements regarding Company and property performance, and are based on the Company’s current expectations and judgment. Actual results could vary materially depending on risks and uncertainties inherent to general and local real estate conditions, competitive factors specific to markets in which the Company operates, legislative or other regulatory decisions, future interest rate levels or capital markets conditions. The Company assumes no liability to update this information. For more details, please refer to the Company’s SEC filings, including its most recent Annual Report on Form 10-K and quarterly reports on Form 10-Q.

Colonial Properties Trust

TABLE OF CONTENTS

Overview and Contact Information	3
1. Quarterly Earnings Announcement and Financial Statements	4
2. Corporate Summary and Trends
EPS and FFO Reconciliation	8
Dividend Summary/Shares & Units	9
Segment Data Summary (Divisional NOI)	9
Segment Data & Reconciliation (Divisional NOI)	10
Divisional NOI Breakout: By Sector & Market	13
EBITDA Reconciliation	14
Supplemental Data	14
Coverage Ratios	15
Investment Activities	16
Capital Expenditures, Tenant Improvements & Leasing Commissions	17
Debt Summary/Total Market Capitalization	18
Current Development Pipeline	19
Property Acquisition & Disposition Detail	20
Unconsolidated Partnerships Summary	21
3. Equity Issues: Common & Preferred	22
4. Debt Summary	27
5. Multifamily Division Summary
Divisional NOI	32
Operational Statistics	33
Occupancy Schedule	35
6. Office Division Summary
Divisional NOI	41
Operational Statistics	42
Lease Expiration/Tenant Concentration	43
Leasing Execution	44
Occupancy Schedule	45
7. Retail Division Summary
Divisional NOI	48
Operational Statistics	49
Tenant Performance	51
Capex/Lease Expiration/Tenant Concentration	52
Leasing Execution	53
Occupancy Schedule	55
8. Market Demographics	58
9. Glossary of Terms	59

COLONIAL PROPERTIES TRUST

Colonial Properties Trust (NYSE:CLP) is a diversified real estate investment trust (REIT) headquartered in Birmingham, Alabama. The Company is a self-administered and self-managed REIT with fully-integrated real estate activities including development of new properties, acquisition of existing properties, build-to-suit development, and the provision of management, leasing and brokerage services for income-producing real estate.

The Company’s initial public offering was in September, 1993. The solid performance Colonial Properties Trust has achieved is a direct result of the Company’s business strategy, the Colonial Star Strategy. Under its Colonial Star Strategy, the Company operates a diversified portfolio of multifamily, office and retail properties in select markets in the Sunbelt region of the United States. Colonial Properties Trust focuses on delivering consistent long-term performance through both its existing operations and its external investment strategies.

COLONIAL STAR STRATEGY

Achieve Consistent Long-term Performance through:

     - Diversified Property Portfolio

     - Investment in High Growth Sunbelt Cities

     - Operating Excellence

     - Mixed Use Investment

     - Acquisitions/Development/Dispositions

     - Balance Sheet Management

CONTACT INFORMATION

Headquarters	Investor Relations
Colonial Properties Trust	Barbara Pooley
2101 Sixth Avenue North, Suite 750	Senior Vice President
Birmingham, Alabama 35203	704-643-7973	704-552-8538 — fax
205-250-8700	800-645-3917
205-250-8890 — fax	bpooley@colonialprop.com

www.colonialprop.com	To receive an Investor Package, please contact:
Cecilia McCurry
704-643-7970
cmccurry@colonialprop.com

TRANSFER AGENT

Computershare P.O. Box 43010 Providence, RI 02940-3010 Investor Relations: 800-730-6001 www.computershare.com	The Company’s Transfer Agent manages share certificate transactions for including transfers, sales, dividend reinvestment and optional cash investment transactions.

EQUITY RESEARCH COVERAGE

Bear Stearns	Ross Smotrich / Amy Young	212-272-8046 / 212-272-3523
Citigroup Smith Barney	Jon Litt / Jordan Sadler	212-816-0231 / 212-816-0438
Green Street Advisors	John Arabia / Michael Knott	949-640-8780
Legg Mason	Rod Petrick / Tamara Fique	410-454-4131 / 410-454-5873
Maxcor REIT Research	Rich Anderson	646-346-7077
Standard & Poor’s Research	Raymond Mathis	212-438-9558
Wachovia Securities	Steve Swett	212-909-0954

GUIDANCE

	FYE 2005 Range		3Q 2005 Range
Fully Diluted Earnings per Share	$3.70	$5.80	$1.12	$1.17
Plus: Real Estate Depreciation & Amortization	3.64	3.64	1.05	1.05
Less: Gain on Sale of Assets	(3.68)	(5.72)	(1.28)	(1.30)

Fully Diluted Funds from Operations per Share	$3.66	$3.72	$0.89	$0.92

COLONIAL PROPERTIES TRUST
Financial Statements
Second Quarter 2005

BALANCE SHEET
($ in 000s)

	As of	As of
	6/30/2005	12/31/2004
ASSETS
Real Estate Assets
Operating Properties	$3,916,922	$2,696,304
Undeveloped Land & Construction in Progress	187,696	158,954

Total Real Estate, before Depreciation	4,104,618	2,855,258

Less: Accumulated Depreciation	(454,255)	(437,635)
Real Estate Assets Held for Sale, net	536,742	167,712

Net Real Estate Assets	4,187,105	2,585,335

Cash and Equivalents	43,981	10,725
Restricted Cash	7,269	2,333
Accounts Receivable, net	23,511	20,642
Notes Receivable	26,738	906
Prepaid Expenses	16,234	11,238
Deferred Debt and Lease Costs	45,703	36,750
Investment in Unconsolidated Subsidiaries	77,858	65,472
Other Assets	127,990	67,942

Total Assets	$4,556,389	$2,801,343

LIABILITIES
Long-Term Liabilities
Unsecured Credit Facility	$622,759	$239,970
Notes and Mortgages Payable	2,225,554	1,615,817

Total Long-Term Liabilities	2,848,313	1,855,787
Other Liabilities	154,477	74,548

Total Liabilities	3,002,790	1,930,335

MINORITY INTEREST & EQUITY

Limited Partners’ Interest in Consolidated Partnership	2,787	1,389

Preferred Shares and Units, at Liquidation Value
Series B 7 1/4%, Preferred Units	100,000	100,000
Series C 9 1/4%, Preferred Shares	50,000	50,000
Series D 8 1/8%, Preferred Shares	125,000	125,000
Series E 7 5/8%, Preferred Shares	133,159	—

Total Preferred Shares and Units, at Liquidation Value	408,159	275,000

Common Equity, including Minority Interest in Operating Partnership	1,142,653	594,619

Total Equity, including Minority Interest	1,553,599	871,008

Total Liabilities and Equity	$4,556,389	$2,801,343

SHARES & UNITS OUTSTANDING, END OF PERIOD
(shares and units in 000s)

	As of	As of
	6/30/2005	12/31/2004
Basic
Shares	39,657	27,599
Operating Partnership Units (OP Units)	10,873	10,373

Total Shares & OP Units	50,530	37,972

Dilutive Common Share Equivalents	—	341

Diluted
Shares	39,657	27,940
Total Shares & OP Units	50,530	38,313

COLONIAL PROPERTIES TRUST
Financial Statements
Second Quarter 2005

CONSOLIDATED STATEMENTS OF INCOME
($ in 000s, except per share data)

	Three Months Ended			Six Months Ended
	6/30/2005	6/30/2004		6/30/2005	6/30/2004
Revenue
Minimum Rent	$106,913	$58,588	82.5%	$178,516	$114,352	56.1%
Percentage Rent	403	409	-1.5%	1,030	842	22.3%
Tenant Recoveries	8,814	6,834	29.0%	17,561	13,814	27.1%
Other Property Related Revenue	8,243	4,294	92.0%	12,567	7,903	59.0%
Other Non-Property Related Revenue	4,506	1,380	226.5%	7,812	2,676	191.9%

Total Revenue	128,879	71,505	80.2%	217,486	139,587	55.8%

Operating Expenses
Property Operating Expenses:
General Operating Expenses	10,128	5,156	96.4%	16,393	10,123	61.9%
Salaries and Benefits	7,980	3,277	143.5%	12,150	6,257	94.2%
Repairs and Maintenance	11,242	6,910	62.7%	19,035	12,899	47.6%
Taxes, Licenses, and Insurance	13,853	6,420	115.8%	23,095	12,919	78.8%

Total Property Operating Expenses	43,203	21,763	98.5%	70,673	42,198	67.5%

General and Administrative	10,963	5,678	93.1%	19,364	11,217	72.6%
Depreciation	34,134	17,773	92.1%	57,697	34,697	66.3%
Amortization	26,011	2,534	926.5%	30,537	4,752	542.6%

Total Operating Expenses	114,311	47,748	139.4%	178,271	92,864	92.0%

Income from Operations	14,568	23,757	-38.7%	39,215	46,723	-16.1%

Other Income (Expense)
Interest Expense	(32,531)	(16,176)	101.1%	(55,067)	(30,555)	80.2%
Income from Investments	186	283	-34.3%	285	388	-26.5%
Gain (Loss) on Hedging Activities	143	160	-10.6%	422	80	427.5%
Gain on Sale of Property	1,492	1,117	33.6%	2,618	2,119	23.5%
Other	(627)	(87)	620.7%	(837)	(107)	682.2%

Total Other Expense	(31,337)	(14,703)	113.1%	(52,579)	(28,075)	87.3%

Income (Loss) before Minority Interest & Discontinued Operations	(16,769)	9,054	-285.2%	(13,364)	18,648	-171.7%

Minority Interest
Minority Interest of limited partners	(247)	(10)	2370.0%	(476)	(10)	4660.0%
Minority Interest in CRLP — Preferred	(1,813)	(1,813)	0.0%	(3,625)	(3,868)	-6.3%
Minority Interest in CRLP — Common	5,411	(978)	-653.3%	6,664	(2,069)	-422.1%

Total Minority Interest	3,351	(2,801)	-219.6%	2,563	(5,947)	-143.1%

Income (Loss) from Continuing Operations	(13,418)	6,253	-314.6%	(10,801)	12,701	-185.0%

Discontinued Operations
Income from Discontinued Operations	8,735	5,021	74.0%	15,171	10,378	46.2%
Gain (Loss) on Disposal of Discontinued Operations	26,303	347	7480.1%	118,075	9,738	1112.5%
Minority Interest in Discontinued Operations	(7,565)	(1,485)	409.4%	(32,419)	(5,596)	479.3%

Income from Discontinued Operations	27,473	3,883	607.5%	100,827	14,520	594.4%

Net Income	14,055	10,136	38.7%	90,026	27,221	230.7%

Dividends to Preferred Shareholders	(6,232)	(3,695)	68.7%	(9,927)	(7,391)	34.3%

Net Income Available to Common Shareholders	$7,823	$6,441	21.5%	$80,099	$19,830	303.9%

Earnings per Share — Basic
Continuing Operations	$(0.50)	$0.10	-600.0%	$(0.62)	$0.20	-410.0%
Discontinued Operations	0.70	0.14	400.0%	3.00	0.54	455.6%

EPS — Basic	$0.20	$0.24	-16.7%	$2.38	$0.74	223.0%

Earnings per Share — Diluted
Continuing Operations	$(0.50)	$0.10	-600.0%	$(0.62)	$0.20	-410.0%
Discontinued Operations	0.70	0.14	400.0%	3.00	0.53	466.0%

EPS — Diluted	$0.20	$0.24	-16.7%	$2.38	$0.73	227.4%

COLONIAL PROPERTIES TRUST
Financial Statements
Second Quarter 2005

SECOND QUARTER FUNDS FROM OPERATIONS (FFO) RECONCILIATION
($ in 000s, except per share data)

	Three Months Ended			Six Months Ended
	6/30/2005	6/30/2004		6/30/2005	6/30/2004
Net Income Available to Common Shareholders	$7,823	$6,441	21.5%	$80,099	$19,830	303.9%
Minority Interest in CRLP (Operating Ptr Unitholders)	2,154	2,463	-12.5%	25,755	7,665	236.0%

Total	9,977	8,904	12.1%	105,854	27,495	285.0%

Adjustments — Consolidated Properties
Depreciation — Real Estate	34,658	21,554	60.8%	59,885	42,282	41.6%
Amortization — Real Estate	24,720	1,797	1275.6%	28,308	3,196	785.7%
Remove: Gain/(Loss) on Sale of Property	(27,795)	(811)	3327.3%	(118,253)	(11,204)	955.5%
Include: Gain/(Loss) on Sale of Undepreciated Property	1,459	1,115	30.9%	2,525	2,123	18.9%

Total Adjustments — Consolidated	33,042	23,655	39.7%	(27,535)	36,397	-175.7%

Adjustments — Unconsolidated Properties
Depreciation — Real Estate	1,210	918	31.8%	2,383	1,959	21.6%
Amortization — Real Estate	2	20	-90.0%	3	36	-91.7%
Remove: Gain/(Loss) on Sale of Property	—	(799)	-100.0%	(2,440)	(799)	205.4%
Include: Gain/(Loss) on Sale of Undepreciated Property	—	—		—	—

Total Adjustments — Unconsolidated	1,212	139	771.9%	(54)	1,196	-104.5%

Funds from Operations	$44,231	$32,698	35.3%	$78,265	$65,088	20.2%

FFO per Share
Basic	$0.88	$0.87	0.9%	$1.77	$1.75	1.4%
Diluted	$0.88	$0.87	1.7%	$1.77	$1.73	2.3%

Pursuant to the definition of Funds from Operations (“FFO”) adopted by the Board of Governors of the National Association of Real Estate Investment Trusts (“NAREIT”), FFO is calculated by adjusting net income (loss) (computed in accordance with GAAP), excluding gains (or losses) from sales of depreciated property, plus depreciation and amortization, and after adjustments for unconsolidated partnerships and joint ventures. Adjustments for unconsolidated partnerships and joint ventures are calculated to reflect FFO on the same basis.

The Company believes that FFO is useful to investors because it provides an additional indicator of the Company’s financial and operating performance. This is because, by excluding the effect of real estate depreciation and gains (or losses) from sales of properties (all of which are based on historical costs which may be of limited relevance in evaluating current performance), FFO can facilitate comparison of operating performance among equity REITs. FFO is a widely recognized measure in the Company’s industry.FFO does not represent cash generated from operating activities determined in accordance with GAAP, and should not be considered as an alternative to net cash flows from operating activities (determined in accordance with GAAP), as a measure of our liquidity, or as an indicator of our ability to make cash distributions.

SECOND QUARTER SHARES AND UNITS OUTSTANDING, WEIGHTED
(shares and units in 000s)

	Three Months Ended			Six Months Ended
	6/30/2005	6/30/2004		6/30/2005	6/30/2004
Basic
Shares	39,325	27,089	45.2%	33,575	26,880	24.9%
Operating Partnership Units (OP Units)	10,868	10,358	4.9%	10,604	10,360	2.4%

Total Shares & OP Units	50,193	37,447	34.0%	44,179	37,240	18.6%

Dilutive Common Share Equivalents	—	293	-100.0%	—	336	-100.0%

Diluted (1)
Shares	39,325	27,382	43.6%	33,575	27,216	23.4%
Total Shares & OP Units	50,193	37,740	33.0%	44,179	37,576	17.6%

Notes:

(1)	For periods where the Company reported a net loss from continuing operations (after preferred dividends), the effect of dilutive shares has been excluded from per share computations as including such shares would be anti-dilutive.

COLONIAL PROPERTIES TRUST
Financial Statements
Second Quarter 2005

SECOND QUARTER SEGMENT DATA & RECONCILATION
	Three Months Ended			Six Months Ended
	6/30/2005	6/30/2004		6/30/2005	6/30/2004
Net Operating Income (NOI)
Divisional Same-Property NOI
Multifamily	$13,715	$12,790	7.2%	$26,931	$25,197	6.9%
Office	17,344	16,728	3.7%	32,804	33,435	-1.9%
Retail	21,212	20,858	1.7%	43,221	42,608	1.4%

Total Same-Property	52,271	50,376	3.8%	102,956	101,240	1.7%
Less: Unconsolidated Assets	(897)	(769)		(1,796)	(1,612)

Same-Property NOI, Consolidated	51,374	49,607		101,160	99,628

Divisional Non Same-Property NOI
Multifamily	34,407	4,932		44,252	8,700
Office	3,187	541		4,987	835
Retail	7,293	5,888		16,573	11,336

Total Non-Same Property	44,887	11,361		65,812	20,871
Less: Unconsolidated Assets	(2,091)	(1,385)		(4,140)	(2,920)

Non Same-Property NOI, Consolidated	42,796	9,976		61,672	17,951

Divisional Total NOI
Multifamily	48,122	17,722	171.5%	71,183	33,897	110.0%
Office	20,531	17,269	18.9%	37,791	34,270	10.3%
Retail	28,505	26,746	6.6%	59,794	53,944	10.8%

Total Divisional NOI	97,158	61,737	57.4%	168,768	122,111	38.2%

Less: NOI, Unconsolidated	(2,988)	(2,154)		(5,937)	(4,532)
Less: Discontinued Operations	(12,983)	(11,217)		(23,800)	(22,927)
Unallocated Corporate Rev	4,506	1,380		7,812	2,676
Other Revenue (Expense)	(17)	(4)		(30)	61
General & Administrative Expenses	(10,963)	(5,678)		(19,364)	(11,217)
Depreciation	(34,134)	(17,773)		(57,697)	(34,697)
Amortization	(26,011)	(2,534)		(30,537)	(4,752)

Income from Operations, restated for additional discontinued operations	14,568	23,757		39,215	46,723
Total Other Income (Expense)	(31,337)	(14,703)		(52,579)	(28,075)

Income from Continuing Operations before Extraordinary Items, Minority Interest and Discontinued Operations, as restated for additional discontinued operations	(16,769)	9,054		(13,364)	18,648

Add: Discontinued Operations Income, post 2Q 2004	—	4,525		—	9,469

Income from Continuing Operations before Extraordinary Items, Minority Interest and Discontinued Operations, per corresponding 10-K or 10-Q	$(16,769)	$13,579		$(13,364)	$28,117

Divisional NOI is defined as total property revenues, including unconsolidated partnerships and joint ventures, less real estate expenses (such items as repairs and maintenance, payroll, utilities, property taxes, insurance, advertising, management fees).

The Company believes Total Divisional NOI (and other NOI measures aggregating segment data) is useful to investors as a meaningful indicator of property level operating performance and current market conditions affecting the Company . Additionally, the Company also believes Total Divisional NOI (and such other NOI measures) is useful to investors because NOI is commonly used industry-wide to evaluate and compare property level operating results of real estate companies, allowing investors to view the Company in comparison to these other real estate companies. The Company cautions investors that other real estate companies may calculate Total Divisional NOI on a basis different than the Company. In addition, Total Divisional NOI (and such other NOI measures) should not be viewed as a substitute measure of performance for GAAP income from continuing operations or other applicable GAAP performance measures.

COLONIAL PROPERTIES TRUST
Corporate — Trends
($ in 000s, except per share data)

NET INCOME TO COMMON SHAREHOLDERS
	1Q04	2Q04	3Q04	4Q04	FYE '04	1Q05	2Q05	3Q05	4Q05	YTD '05
Net Income to Common S/H	$13,389	$6,441	$4,960	$15,047	$39,837	$69,905	$7,823			$80,099

Earnings per Share
- Basic	$0.50	$0.24	$0.18	$0.55	$1.47	$2.51	$0.20			$2.38
growth	-3.5%	48.6%	-30.0%	48.6%	-50.4%	402.0%	-15.9%			223.9%

- Diluted	$0.50	$0.24	$0.18	$0.54	$1.45	$2.51	$0.20			$2.38
growth	-4.8%	47.0%	-30.9%	45.9%	-50.0%	402.0%	-15.0%			225.1%

FUNDS FROM OPERATIONS RECONCILIATION

Net Income to Common S/H	$13,389	$6,441	$4,960	$15,047	$39,837	$69,905	$7,823			$80,099
Minority Int. in CRLP (Cont & Disc)	5,202	2,463	1,884	5,653	15,202	25,974	2,154			25,755

Total	18,591	8,904	6,844	20,700	55,039	95,879	9,977			105,854
Adjustments — Consolidated
Depreciation — Real Estate	20,728	21,554	23,911	24,466	90,659	25,227	34,658			59,885
Amortization — Real Estate	1,399	1,797	2,467	3,819	9,482	3,587	24,720			28,308
Extraordinary (Income)/Loss			—	—	—	—	—			—
’-’:(Gain)/Loss-Sale of Prop	(10,393)	(811)	(2,468)	(5,845)	(19,517)	(90,462)	(27,795)			(118,253)
’+’:Gain/(Loss)-Undeprec Prop	1,008	1,115	813	1,421	4,357	1,063	1,459			2,525

Total Adjustments — Cons.	12,742	23,655	24,723	23,861	84,981	(60,585)	33,042			(27,535)

Adjustments — Unconsolidated
Depreciation — Real Estate	1,041	918	955	1,649	4,562	1,173	1,210			2,383
Amortization — Real Estate	16	20	46	7	89	1	2			3
Extraordinary (Income)/Loss	—	—	—	—	—	—	—			—
’-’:(Gain)/Loss-Sale of Prop	—	(799)	1	(6,263)	(7,061)	(2,440)	—			(2,440)
’+’:Gain/(Loss)-Undeprec Prop	—	—	—	—	—	—	—			—

Total Adjustments — Uncons.	1,057	139	1,002	(4,607)	(2,409)	(1,266)	1,212			(54)

Funds from Operations	$32,390	$32,698	$32,569	$39,954	$137,610	$34,028	$44,231			$78,265

FFO Per Share
- Basic	$0.87	$0.87	$0.87	$1.06	$3.67	$0.89	$0.88			$1.77
growth	-0.1%	12.5%	3.5%	7.6%	5.9%	1.9%	0.9%			1.4%

- Diluted	$0.87	$0.87	$0.86	$1.05	$3.64	$0.89	$0.88			$1.77
growth	-0.6%	12.4%	3.3%	7.7%	5.8%	3.0%	1.7%			2.3%

Pursuant to the definition of Funds from Operations (“FFO”) adopted by the Board of Governors of the National Association of Real Estate Investment Trusts (“NAREIT”), FFO is calculated by adjusting net income (loss) (computed in accordance with GAAP), excluding gains (or losses) from sales of depreciated property, plus depreciation and amortization, and after adjustments for unconsolidated partnerships and joint ventures. Adjustments for unconsolidated partnerships and joint ventures are calculated to reflect FFO on the same basis.

The Company believes that FFO is useful to investors because it provides an additional indicator of the Company’s financial and operating performance. This is because, by excluding the effect of real estate depreciation and gains (or losses) from sales of properties (all of which are based on historical costs which may be of limited relevance in evaluating current performance), FFO can facilitate comparison of operating performance among equity REITs. FFO is a widely recognized measure in the Company’s industry.FFO does not represent cash generated from operating activities determined in accordance with GAAP, and should not be considered as an alternative to net cash flows from operating activities (determined in accordance with GAAP), as a measure of our liquidity, or as an indicator of our ability to make cash distributions.

COLONIAL PROPERTIES TRUST
Corporate — Trends
($ in 000s, except per share data)

DIVIDEND SUMMARY
	1Q04	2Q04	3Q04	4Q04	FYE ’04	1Q05	2Q05	3Q05	4Q05	YTD ’05
Price per Share (End of Period)	$40.80	$38.53	$40.22	$39.27		$38.41	$44.00
Dividend Per Share	$0.67	$0.67	$0.67	$0.67	$2.680	$0.675	$0.675			$1.350
Dividend Yield (End of Period)	6.6%	7.0%	6.7%	6.8%		7.0%	6.1%

Payout
Dividend/EPS — Diluted	134.0%	284.8%	373.0%	124.1%	184.8%	26.9%	337.5%			56.5%
Dividend/FFO — Diluted	77.4%	77.3%	78.1%	64.0%	73.6%	75.7%	76.7%			76.2%

See Funds from Operations Reconciliation on page 8 for a reconcilation of FFO to earnings. Dividend/FFO — Diluted is useful to investors as an additional measure to determine the Company’s ability to pay its dividend.

SHARES & UNITS

Shares

Basic — Weighted Avg	26,670	27,089	27,252	27,467	27,121	27,824	39,325			33,575
Diluted — Weighted Avg (1)	27,045	27,382	27,615	27,839	27,462	27,824	39,325			33,575
Outstanding (End of Period)	26,933	27,191	27,319	27,599		28,007	39,657

Units
Weighted Avg	10,361	10,358	10,345	10,323	10,347	10,338	10,868			10,604
Outstanding (End of Period)	10,361	10,345	10,345	10,373		10,296	10,873

Shares & Units
Basic — Weighted Avg	37,031	37,447	37,597	37,790	37,468	38,162	50,193			44,179
Diluted — Weighted Avg (1)	37,406	37,740	37,960	38,162	37,809	38,162	50,193			44,179
Outstanding (End of Period)	37,294	37,536	37,664	37,972		38,303	50,530

(1) For periods where the Company reported a net loss from continuing operations (after preferred dividends), the effect of dilutive shares has been excluded from per share computations as including such shares would be anti-dilutive.

SEGMENT DATA SUMMARY *(1)

Same-Property Portfolio *(2)
Divisional Revenues	73,700	73,808	75,649	79,471	302,628	74,690	76,925			151,615
Divisional Expenses	22,836	23,431	24,531	24,148	94,946	24,004	24,653			48,657

Divisional NOI	50,864	50,377	51,118	55,323	207,682	50,686	52,272			102,958

Divisional NOI Margin	69.0%	68.3%	67.6%	69.6%	68.6%	67.9%	68.0%			67.9%

growth *(3)	0.3%	-2.1%	2.4%	2.1%	0.7%	-0.3%	3.8%			1.7%

Same-Property without Terminations

Lease Terminations	(491)	(219)	(974)	(467)	(2,151)	(67)	(1,013)			(1,080)

Divisional NOI w/o Term.	50,373	50,158	50,144	54,856	205,531	50,619	51,259			101,878

growth w/o terminations	0.6%	1.1%	1.0%	1.7%	1.1%	0.5%	2.2%			1.3%

Same-Property growth without the effects of lease terminations is useful to investors as an additional indicator as to the Company’s operating performance because buyouts of commercial leases can fluctuate from quarter to quarter and year to year.

Same-Property — Consolidated Properties
NOI from Unconsolidated Assets	(843)	(768)	(892)	(989)	(3,492)	(899)	(898)			(1,797)

Divisional NOI — Consolidated	50,021	49,609	50,226	54,334	204,190	49,787	51,374			101,161

growth — consolidated properties	0.1%	-2.3%	2.0%	1.9%	0.4%	-0.5%	3.6%			1.5%

Total Portfolio
Divisional Revenues	89,132	91,953	100,003	110,232	391,320	107,812	151,536			259,348
Divisional Expenses	28,757	30,216	33,721	34,916	127,611	36,201	54,378			90,579

Divisional NOI	60,374	61,737	66,282	75,316	263,710	71,611	97,158			168,769

Divisional NOI Margin	67.7%	67.1%	66.3%	68.3%	67.4%	66.4%	64.1%			65.1%

growth	3.3%	4.8%	16.8%	19.9%	11.3%	18.6%	57.4%			38.2%

Notes:

(1)	See Segment Data and Reconciliation beginning on page 10.

(2)	The 2004 same-property data reflects results of the 2005 same-property portfolio, as adjusted for dispositions during year and including straight-line rents.

(3)	The 2004 same-property growth reflects performance of the 2004 same-property portfolio.

COLONIAL PROPERTIES TRUST
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($ in 000s, except per share data)

SEGMENT DATA & RECONCILIATION
	1Q04	2Q04	3Q04	4Q04	FYE '04	1Q05	2Q05	3Q05	4Q05	YTD '05
Revenues

Divisional Same-Property Revenues
Multifamily	20,296	20,703	21,201	21,393	83,593	21,550	22,042			43,592
Office	23,543	23,465	24,532	24,128	95,668	22,573	24,849			47,422
Retail	29,861	29,640	29,917	33,949	123,367	30,566	30,033			60,599

Total Same-Property	73,700	73,808	75,650	79,470	302,628	74,689	76,924			151,613

Less: Unconsolidated	(1,211)	(1,160)	(1,291)	(1,388)	(5,050)	(1,301)	(1,309)			(2,610)

Same-Prop Rev, Cons.	72,489	72,648	74,359	78,082	297,578	73,388	75,615			149,003

Divisional Non Same-Property Revenues
Multifamily	6,252	8,013	10,630	14,925	39,820	16,728	58,450			75,178
Office	485	742	654	1,141	3,022	2,509	5,042			7,551
Retail	8,695	9,390	13,069	14,695	45,850	13,886	11,120			25,006

Total Non-Same Property	15,432	18,145	24,353	30,762	88,691	33,123	74,612			107,735

Less: Unconsolidated	(2,852)	(2,714)	(2,912)	(3,913)	(12,391)	(3,620)	(3,733)			(7,353)

Non Same-Prop Rev, Consolidated	12,580	15,431	21,441	26,849	76,300	29,503	70,879			100,382

Divisional Total Revenues
Multifamily	26,548	28,716	31,831	36,318	123,413	38,278	80,492			118,770
Office	24,028	24,206	25,186	25,270	98,690	25,082	29,891			54,973
Retail	38,556	39,030	42,986	48,644	169,217	44,452	41,153			85,605

Total Divisional Revenues	89,132	91,953	100,003	110,232	391,320	107,812	151,536			259,348

Less: Unconsolidated Revenues	(4,063)	(3,874)	(4,203)	(5,301)	(17,441)	(4,921)	(5,042)			(9,963)
Discontinued Operations	(18,283)	(18,024)	(18,195)	(19,429)	(73,860)	(17,589)	(22,121)			(39,710)
Unallocated Corporate Rev	1,296	1,450	1,957	3,200	7,903	3,306	4,506			7,812

Cons. Rev, adj -’05 Disc Ops	68,082	71,505	79,562	88,702	307,922	88,608	128,879			217,487

Add: Add’l Disc Ops Rev, post filing	17,566	17,206	6,939	7,834	29,488	3,162	—			3,162

Total Consol. Rev, per 10-Q/K	85,648	88,711	86,501	96,536	337,410	91,770	128,879			220,649

Divisional Revenue is defined as total property revenues, including unconsolidated partnerships and joint ventures.

The Company believes Total Divisional Revenue (and other revenue measures aggregating segment data) is useful to investors as a meaningful indicator of property operating performance and current market conditions affecting the Company. Additionally, Divisional Revenue is an integral component in calculating Divisional NOI which follows.

COLONIAL PROPERTIES TRUST
Corporate - Trends
($ in 000s, except per share data)

SEGMENT DATA & RECONCILIATION (CONT’D)

	1Q04	2Q04	3Q04	4Q04	FYE ’04	1Q05	2Q05	3Q05	4Q05	YTD ’05
Expenses
Divisional Same-Property Expenses
Multifamily	7,889	7,913	8,377	8,103	32,282	8,334	8,327			16,661
Office	6,836	6,736	7,105	7,153	27,830	7,113	7,505			14,618
Retail	8,111	8,782	9,049	8,892	34,834	8,557	8,821			17,378

Total Same-Property	22,836	23,431	24,531	24,148	94,946	24,004	24,653			48,657

Less: Unconsolidated	(368)	(391)	(400)	(399)	(1,558)	(401)	(412)			(813)

Same-Prop Exp, Consolidated	22,468	23,040	24,131	23,749	93,388	23,603	24,241			47,844

Divisional Non Same-Property Expenses
Multifamily	2,484	3,081	4,445	5,824	15,834	6,882	24,043			30,925
Office	191	201	208	302	902	708	1,854			2,562
Retail	3,246	3,503	4,536	4,640	15,925	4,606	3,827			8,433

Total Non-Same Property	5,921	6,784	9,190	10,766	32,661	12,196	29,724			41,920

Less: Unconsolidated	(1,317)	(1,330)	(1,398)	(1,715)	(5,760)	(1,573)	(1,642)			(3,215)

Non Same-Prop Exp, Consolidated	4,604	5,454	7,792	9,051	26,901	10,623	28,082			38,705

Divisional Total Expenses
Multifamily	10,373	10,994	12,822	13,927	48,116	15,216	32,370			47,586
Office	7,027	6,937	7,313	7,455	28,732	7,821	9,359			17,180
Retail	11,357	12,285	13,585	13,532	50,759	13,163	12,648			25,811

Total Divisional Expenses	28,757	30,216	33,721	34,914	127,607	36,201	54,377			90,577

Less: Unconsolidated Expense	(1,685)	(1,721)	(1,798)	(2,114)	(7,318)	(1,974)	(2,054)			(4,028)
Discontinued Operations	(6,574)	(6,754)	(7,133)	(6,656)	(27,117)	(6,772)	(9,137)			(15,909)
Other Expense	15	22	19	274	330	16	17			33

Total Property Operating Exp	20,513	21,763	24,809	26,418	93,502	27,471	43,203			70,673
General & Administrative Exp	5,460	5,678	6,992	9,078	27,208	8,401	10,963			19,364
Depreciation	16,924	17,773	20,289	22,109	77,095	23,562	34,134			57,696
Amortization	2,218	2,534	3,304	4,784	12,840	4,527	26,011			30,538

Cons. Exp, adj -’05 Disc Ops	45,115	47,748	55,394	62,389	210,645	63,961	114,311			178,271

Add: Add’l Disc Ops Exp,post filing	10,575	10,566	10,964	4,335	19,459	2,250	—			—

Total Consol. Exp, per 10-Q / K	55,690	58,314	66,358	66,724	230,104	66,211	114,311			178,271

Divisional Expense is defined as real estate expenses, (such items as repairs and maintenance, payroll, utilities, property taxes, insurance, advertising, management fees), including unconsolidated partnerships and joint ventures.

The Company believes Total Divisional Expense (and other expense measures aggregating segment data) is useful to investors as a meaningful indicator of property operating expenses. Additionally, Divisional Expense is an integral component in calculating Divisional NOI which follows.

COLONIAL PROPERTIES TRUST
Corporate - Trends
($ in 000s, except per share data)

SEGMENT DATA & RECONCILIATION (CONT’D)

	1Q04	2Q04	3Q04	4Q04	FYE ’04	1Q05	2Q05	3Q05	4Q05	YTD ’05
Net Operating Income (NOI)
Divisional Same-Property NOI
Multifamily	12,407	12,790	12,824	13,290	51,311	13,216	13,715			26,931
Office	16,707	16,728	17,427	16,976	67,838	15,460	17,344			32,804
Retail	21,750	20,858	20,868	25,057	88,533	22,009	21,212			43,221

Total Same-Property	50,864	50,376	51,119	55,323	207,682	50,684	52,271			102,956

Less: Unconsolidated	(843)	(769)	(891)	(989)	(3,492)	(899)	(897)			(1,796)

Same-Prop NOI, Consolidated	50,021	49,607	50,228	54,334	204,190	49,785	51,374			101,160

Divisional Non Same-Property NOI
Multifamily	3,768	4,932	6,185	9,101	23,986	9,847	34,407			44,253
Office	294	541	445	839	2,120	1,801	3,187			4,987
Retail	5,448	5,888	8,533	10,056	29,924	9,281	7,293			16,573

Total Non-Same Property	9,511	11,361	15,163	19,996	56,030	20,928	44,887			65,812

Less: Unconsolidated	(1,535)	(1,385)	(1,514)	(2,198)	(6,632)	(2,049)	(2,091)			(4,140)

Non Same-Prop NOI, Consolidated	7,976	9,976	13,649	17,798	49,398	18,879	42,796			61,672

Divisional Total NOI
Multifamily	16,175	17,722	19,009	22,391	75,297	23,062	48,122			71,183
Office	17,001	17,269	17,871	17,815	69,956	17,261	20,531			37,792
Retail	27,198	26,746	29,401	35,113	118,457	31,289	28,505			59,793

Total Divisional NOI	60,374	61,737	66,281	75,318	263,710	71,612	97,158			168,768

Less: Unconsolidated NOI	(2,378)	(2,154)	(2,405)	(3,187)	(10,124)	(2,948)	(2,988)			(5,937)
Discontinued Operations	(11,709)	(11,269)	(11,062)	(12,773)	(46,813)	(10,817)	(12,983)			(23,800)
Unallocated Corporate Rev	1,296	1,450	1,957	3,200	7,903	3,306	4,506			7,812
Other Expense	(15)	(22)	(19)	(274)	(330)	(16)	(17)			(30)
G&A Expenses	(5,460)	(5,678)	(6,992)	(9,078)	(27,208)	(8,401)	(10,963)			(19,364)
Depreciation	(16,924)	(17,773)	(20,289)	(22,109)	(77,095)	(23,562)	(34,134)			(57,696)
Amortization	(2,218)	(2,534)	(3,304)	(4,784)	(12,840)	(4,527)	(26,011)			(30,538)

Income from Operations	22,966	23,757	24,167	26,313	97,203	24,647	14,568			39,215
Total Other Income (Expense)	(13,372)	(14,703)	(20,215)	(21,068)	(73,639)	(21,242)	(31,337)			(52,579)

Income from Contin’g Ops *(1)	9,594	9,054	3,952	5,245	23,564	3,405	(16,769)			(13,364)

Disc Ops	6,991	6,640	(4,025)	3,499	20,006	912	—			912
04 & 05 Disc Ops Other Inc(Exp)	(1,784)	(2,115)	5,688	—	(9,939)	(1,158)	—			(1,158)

Inc from Cont *(1), per 10-Q / K	14,801	13,579	5,615	8,744	33,631	3,159	(16,769)			(13,610)

Divisional NOI is defined as total property revenues, including unconsolidated partnerships and joint ventures, less real estate expenses (such items as repairs and maintenance, payroll, utilities, property taxes, insurance, advertising, management fees).

The Company believes Total Divisional NOI (and other NOI measures aggregating segment data) is useful to investors as a meaningful indicator of property level operating performance and current market conditions affecting the Company . Additionally, the Company also believes Total Divisional NOI (and such other NOI measures) is useful to investors because NOI is commonly used industry-wide to evaluate and compare property level operating results of real estate companies, allowing investors to view the Company in comparison to these other real estate companies. The Company cautions investors that other real estate companies may calculate Total Divisional NOI on a basis different than the Company. In addition, Total Divisional NOI (and such other NOI measures) should not be viewed as a substitute measure of performance for GAAP income from continuing operations or other applicable GAAP performance measures.

Quarterly NOI from Properties Not Stabilized in that Quarter
Properties in Lease-up or CIP	(28)	33	559	1,068		235	1,850
Acquisitions	226	1,641	1,563	1,794		1,698	787

Notes:

(1)	Income from Continuing Operations before extraordinary items, minority interest and discontinued operations. Adjustments for additional discontinued operations have restated prior periods in accordance with FAS 144.

COLONIAL PROPERTIES TRUST
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DIVISIONAL NOI BREAKOUT: BY SECTOR & MARKET

MULTIFAMILY DIVISIONAL NOI	OFFICE DIVISIONAL NOI

RETAIL DIVISIONAL NOI	TOTAL DIVISIONAL NOI *(1)

Notes:

(1)	See Segment Data and Reconciliation beginning on Page 10.

COLONIAL PROPERTIES TRUST
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($ in 000s, except per share data)

EBITDA RECONCILIATION

	1Q04	2Q04	3Q04	4Q04	FYE ’04	1Q05	2Q05	3Q05	4Q05	YTD ’05
Net Income to Common S/H	$13,389	$6,441	$4,960	$15,047	$39,837	$69,905	$7,823			$80,099
Consolidated
Minority Interest	5,202	2,463	1,884	5,653	15,202	25,974	2,154			25,755
(Inc)/Loss - Uncons. Assets	(258)	(947)	(515)	(6,983)	(8,703)	(2,069)	(184)			(2,253)
ITDA from Disc Ops *(1)	—	—	—	—	—	—	—			—
Preferred Dividends	5,751	5,508	5,508	5,508	22,274	5,508	8,044			13,552
Preferred Share Issuance Costs	—	—	—	—	—	—	—			—
Interest Expense	16,473	18,327	21,455	22,872	79,127	24,878	36,022			60,900
Income Tax Expense	20	88	168	415	691	210	627			837
Depreciation & Amortization	23,545	24,510	27,747	29,531	105,333	30,071	60,920			90,991
(Gain)/Loss on Sale (Cont & Disc)	(10,393)	(811)	(2,468)	(5,845)	(19,517)	(90,462)	(27,795)			(118,257)
Gain/(Loss)-Undeprec Prop *(2)	1,008	1,115	813	1,421	4,357	1,063	1,459			2,522

EBITDA from Consolidated Props	54,737	56,694	59,552	67,618	238,601	65,078	89,070			154,146

Unconsolidated
Reverse: Inc/(Loss) - Uncons.	258	947	515	6,983	8,703	2,069	184			2,253
Interest Expense	1,057	906	966	1,477	4,406	1,587	1,596			3,183
Income Tax Expense	—	—	—	—	—	—	—			—
Depreciation & Amortization	1,079	965	985	1,280	4,308	1,185	1,224			2,409
(Gain)/Loss on Sale of Prop	—	(799)	1	(6,263)	(7,061)	(2,440)	—			(2,440)

EBITDA	$57,131	$58,712	$62,019	$71,095	$248,956	$67,479	$92,074			$159,551

EBITDA is defined as earnings before interest, taxes, depreciation and amortization (“EBITDA”), including the effects of the Company’s percentage ownership of its unconsolidated partnerships and joint ventures; the calculation also excludes the effects of gains (losses) from depreciated property. The Company believes EBITDA is useful to investors as an indicative measure of operating performance due to the significant long-lived real estate exposure and because it can be used to measure the Company’s ability to service debt, fund capital expenditures and expand its business. However, EBITDA should not be considered an alternative to net income, operating profit, cash flow from operations or any other operating or liquidity performance measure prescribed by GAAP. In addition, EBITDA as calculated by the Company, may not be comparable to similarly titled measures used by other companies. Investors are cautioned that the items adjusted to Net Income to Common Shareholders are significant components in understanding and assessing the Company’s financial performance.

SUPPLEMENTAL DATA

Consolidated
3-Party Mgt & Leasing Fee Rev	$1,123	$1,327	$1,886	$3,600	$7,937	$3,280	$3,951			$7,231
Percentage Rents	681	641	822	1,852	3,996	904	485			1,389
Lease Terminations	491	639	984	481	2,595	67	1,029			1,096
Straight Line Rents	1,528	1,150	604	1,537	4,818	1,783	2,446			4,229
Interest Expense	16,473	18,327	21,455	22,872	79,127	24,878	36,022			60,900
Capitalized Interest	1,533	1,442	1,908	2,024	6,906	1,652	2,171			3,823
Debt - Principal Amortization	1,370	1,446	1,572	1,550	5,938	1,435	1,948			3,383
Preferred Dividend Payments	5,751	5,508	5,508	5,508	22,274	5,508	8,044			13,552
Preferred Share Issuance Costs	—	—	—	—	—	—	—			—
Amort of Deferred Finan’g Costs	1,143	894	1,030	1,282	4,349	1,141	1,380			2,521
Amort of Stock Compensation	214	223	274	270	981	259	517			776
Unconsolidated *(5)
Straight Line Rents	45	50	69	35	200	47	10			57
Interest Expense	1,057	906	966	1,477	4,406	1,587	1,596			3,183
Capitalized Interest	—	—	—	—	—	—	—			—
Debt - Principal Reductions	400	225	309	114	1,048	222	160			382
Amort of Deferred Finan’g Costs	22	27	40	28	117	10	12			22

Notes:

(1)	The effects of interest, taxes, depreciation and amortization from discontinued operations which are not reflected in the above scheduled line items.

(2)	The Company includes the effects of undepreciated real estate (e.g. land and outparcels) in EBITDA, as this is a recurring source of cash.

(3)	The unconsolidated revenue and expense data are comprised of the Company’s percentage of the applicable line item, which is calculated in accordance with GAAP, for its unconsolidated partnerships and joint ventures. The Company believes this unconsolidated data is useful to investors in measuring the Company’s rights to cash flows and debt obligations related to the Company’s unconsolidated partnerships and joint ventures. The Company manages or leases each of its unconsolidated assets. Incorporating unconsolidated data also provides investors with management’s view of evaluating current operating performance and trends.

COLONIAL PROPERTIES TRUST
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($ in 000s, except per share data)

COVERAGE RATIOS

	1Q04	2Q04	3Q04	4Q04	FYE ’04	1Q05	2Q05	3Q05	4Q05	YTD ’05
SEC Coverage Ratios (SEC Reg. S-K, Item 503)
Earnings to Fixed Charges	1.7	1.7	1.4	1.5	1.6	1.2	0.8			0.9
Earnings to Fixed Charges & Preferred Share Distributions	1.3	1.3	1.1	1.3	1.3	1.0	0.6			0.8

Reconciliation of SEC Coverage Ratios
Earnings
Net Income (before pfd share)	19,140	11,949	10,468	20,555	62,111	75,413	15,867			93,651
Discontinued Operations:
Minority Interest in CRLP	2,670	193	1,861	4,838	9,562	26,672	7,565			32,419
Gain on Disposal	(9,391)	306	(1,566)	(10,531)	(21,182)	(91,772)	(26,303)			(118,075)
CRLP Min Int. - Common U/H	2,532	2,270	23	815	5,640	(698)	(5,411)			(6,664)
(Gains)/Losses from Sales of Property	(1,002)	(1,117)	(902)	(1,587)	(4,608)	(1,130)	(1,492)			(2,618)
Income Tax Expense	20	88	168	415	691	210	627			837
Income from Unconsolidated Entities	(249)	(1,103)	(583)	(583)	(2,518)	(2,474)	(203)			(2,677)

	13,720	12,586	9,469	13,922	49,697	6,221	(9,350)			(3,127)
Amort of Interest Capitalized	500	500	500	500	2,000	550	550			1,100
Capitalized Interest	(1,533)	(1,442)	(1,908)	(2,024)	(6,906)	(1,652)	(2,171)			(3,823)
Distrib from Unconsolidated Entities	688	2,836	1,031	1,255	5,810	871	1,430			2,301
Fixed Charges, from below	19,149	20,662	24,392	26,178	90,382	27,671	39,573			67,244

Earnings	32,524	35,143	33,485	39,831	140,982	33,661	30,032			63,695

Fixed Charges
Interest Expense	16,473	18,327	21,455	22,872	79,127	24,878	36,022			60,900
Capitalized Interest	1,533	1,442	1,908	2,024	6,906	1,652	2,171			3,823
Amort of Deferred Finan’g Costs	1,143	894	1,030	1,282	4,349	1,141	1,380			2,521

Total	19,149	20,662	24,392	26,178	90,382	27,671	39,573			67,244

Fixed Charges & Preferred Share Distributions
Add: Distrib-Pfd Share Series B, C & D	5,751	5,508	5,508	5,508	22,274	5,508	8,044			13,552

Total	24,900	26,170	29,900	31,686	112,656	33,179	47,617			80,796

Supplemental Coverage Ratios
Interest Coverage *(1)	3.3	3.1	2.8	2.9	3.0	2.5	2.4			2.5
Fixed Charge Coverage *(2)	2.3	2.2	2.1	2.3	2.2	2.0	1.9			2.0
Fixed Charge w/ Cap Int*(3)	2.1	2.1	2.0	2.1	2.1	1.9	1.8			1.9

Coverage ratios as calculated by the Company may not be comparable to similarly titled measures used by other companies. Investors are cautioned that these measures should not be taken alone to determine a Company’s financial status.

Reconciliation of Supplemental Coverage Ratios

See EBITDA Reconciliation on page 14.

Interest Coverage Denominator
Interest Expense	16,473	18,327	21,455	22,872	79,127	24,878	36,022			60,900
Interest Exp. - Unconsolidated	1,057	906	966	1,477	4,406	1,587	1,596			3,183

Total Interest Expense	17,530	19,233	22,421	24,349	83,532	26,465	37,618			64,083

Fixed Charge Denominator
Add: Preferred Dividend Pmts	5,751	5,508	5,508	5,508	22,274	5,508	8,044			13,552
Debt Principal Amortization	1,370	1,446	1,572	1,550	5,938	1,435	1,948			3,383
Debt Prin Amort - Unconsolidated	400	225	309	114	1,048	222	160			382

Total Fixed Charges	25,051	26,412	29,809	31,521	112,793	33,630	47,770			81,400

Fixed Charge w/ Capitalized Interest Denominator
Add: Capitalized Interest	1,533	1,442	1,908	2,024	6,906	1,652	2,171			3,823
Cap Interest - Unconsolidated	—	—	—	—	—	—	—			—

Total Fixed Charges w/ Cap Int	26,584	27,853	31,717	33,545	119,699	35,282	49,941			85,223

Notes:

(1)	EBITDA/Interest Expense, including unconsolidated partnerships and joint ventures. The Company believes this ratio is useful as an additional measure of the Company’s ability to service debt. Additionally, management uses this ratio to make balance sheet management decisions.

(2)	EBITDA/Interest Exp + Pfd Dividends+Debt Prin Repayments, including unconsolidated partnerships and joint ventures. The Company believes this ratio is useful as an additional measure of the Company’ s ability to service debt. Additionally, Management uses this ratio to make balance sheet management decisions.

(3)	EBITDA/Interest Exp+Capitalized Interest+Pfd Div+Debt Prin Repayments, including unconsolidated partnerships and joint ventures. The Company believes this ratio is useful as an additional measure of the Company’ s ability to service debt. Additionally, management uses this ratio to make balance sheet management decisions.

COLONIAL PROPERTIES TRUST
Corporate - Trends
($ in 000s, except per share data)

INVESTMENT ACTIVITY

	1Q04	2Q04	3Q04	4Q04	FYE ’04	1Q05	2Q05	3Q05	4Q05	YTD ’05
Acquisition of Properties
Multifamily	—	151,633	48,200	153,908	353,740	—	—			—
Office	13,100	—	—	16,774	29,874	59,873	155,530			215,403
Retail	—	94,860	125,065	—	219,925	60,300	—			60,300
For Sale / Projects	—	—	—	—	—	—	61,500			61,500

Acquisitions	13,100	246,493	173,265	170,682	603,539	120,173	217,030			337,203
Other Assets & Debt Assumed	36	(93,840)	(76,244)	(2,901)	(172,949)	(830)	(1,162)			(1,992)
Less: Unconsolidated Assets	—	(15,710)	(10,250)	(64,683)	(90,643)	—	—			—

Acq, net - Consolidated Assets	13,136	136,943	86,771	103,098	339,947	119,343	215,868			335,211

										.
Development Expenditures
Multifamily	2,800	11,985	13,495	20,138	48,418	14,160	17,663			31,823
Office	3,369	1,261	1,647	3,284	9,561	1,577	2,673			4,250
Retail	14,428	33,086	18,236	9,959	75,709	13,983	24,383			38,366
Other (mixed-use, infrastruct)	126	437	838	925	2,326	5,160	662			5,822

Total, incl subs	20,723	46,769	34,216	34,306	136,014	34,880	45,381			80,261
Less: Non-Cash Allocations & Other	—	—	—	—	—	—	—			—
Less: Infrastructure Reimbursement from City/Cty	(1,399)	(705)	(548)	—	(2,652)	—	(675)			(675)
Less: Unconsolidated /Other *(1)	—	(13,966)	(795)	(917)	(15,678)	(4,009)	(3,755)			(7,764)

Development, Consol. Assets	19,324	32,098	32,873	33,389	117,684	30,871	40,951			71,822

(1) Includes items reclassified to other cash flow investing activites.

Proceeds from Sales of Properties, Net of Selling Costs
Multifamily	—	2,434	—	10,005	12,439	151,819	122,910			274,729
Office	—	—	3,932	—	3,932	7,891	—			7,891
Retail	21,250	—	5,850	61,575	88,675	58,847	33,500			92,347
Land and other	2,344	2,160	5,612	10,964	21,079	4,425	4,847			9,272

Total, incl subs	23,594	4,593	15,394	82,544	126,125	222,982	161,257			384,239
Selling Costs	(62)	(323)	(459)	(743)	(1,587)	(1,524)	(3,554)			(5,078)
Outparcels/Land	(98)	(115)	(846)	(400)	(1,459)	(112)	93			(19)
Less: Unconsolidated - net	—	(44)	—	(60,944)	(60,988)	(14,940)	—			(14,940)

Sales, Net - Consolidated Assets	23,434	4,111	14,089	20,457	62,091	206,406	157,796			364,202

The unconsolidated data regarding investment activity, capital expenditures, tenant improvements and leasing commissions set forth herein are calculated in accordance with GAAP, for all of its unconsolidated partnerships and joint ventures.

The Company believes this unconsolidated data is useful to investors in evaluating the total cash investing activities of the Company. Typically, the percent of investment activities for its unconsolidated assets must be funded out of current Company cash flows, and therefore, management uses the combined data to make financing and capital decisions.

COLONIAL PROPERTIES TRUST
Corporate — Trends
($ in 000s, except per share data)

CAPITAL EXPENDITURES

	1Q04	2Q04	3Q04	4Q04	FYE ’04	1Q05	2Q05	3Q05	4Q05	YTD ’05
Regular Maintenance
Multifamily	1,438	2,053	2,498	2,099	8,088	1,914	2,238			4,152
Office	396	178	334	493	1,401	286	235			521
Retail	416	1,126	676	481	2,699	1,456	2,546			4,002

Total Regular Maintenance	2,250	3,357	3,508	3,073	12,188	3,655	5,019			8,675
Add: Acquisition-Related	116	212	598	769	1,695	323	3,382			3,705
Less: Unconsolidated	(30)	(58)	(129)	(367)	(584)	(523)	1,035			(1,558)

Reg. Maint., Consolidated	2,336	3,511	3,977	3,475	13,299	3,455	7,366			10,822

Revenue-Enhancing
Multifamily	11	28	21	13	73	4	16			20
Office	—	—	—	—	—	—	—			—
Retail	94	713	236	723	1,766	414	361			775

Total Rev-Enhancing	105	741	257	736	1,839	418	377			795
Less: Unconsolidated	—	(9)	(4)	5	(8)	—	(2)			(2)

Rev-Enhanc, Consolidated	105	732	253	741	1,831	418	375			793

Administrative
Multifamily	14	27	61	74	176	118	343			461
Office	9	2	168	4	183	6	20			26
Retail	3	73	12	8	96	5	135			140
Corporate	138	61	108	343	650	446	186			632

Total Administrative	164	163	349	429	1,105	575	684			1,259
Less: Unconsolidated	—	—	—	—	—	—	—			—

Admin., Consolidated	164	163	349	429	1,105	575	684			1,259

Total Capital Expenditures	2,519	4,261	4,114	4,238	15,132	4,648	6,081			10,729
Less: Unconsolidated	(30)	(67)	(133)	(362)	(592)	(523)	(1,037)			(1,560)

Capital Exp., Consolidated	2,489	4,194	3,981	3,876	14,540	4,125	5,044			9,169

See Note Under Investment Activity, page 16.

TENANT IMPROVEMENTS & LEASING COMMISSIONS

Tenant Improvements
Multifamily	—	—	—	—	—	—	—			—
Office	1,143	1,947	2,184	3,062	8,336	3,672	4,347			8,019
Retail	600	2,227	4,131	2,253	9,211	850	2,303			3,153

Total Tenant Improvements	1,743	4,174	6,315	5,315	17,547	4,522	6,650			11,172
Less: Unconsolidated	(4)	36	(306)	(146)	(420)	—	(433)			(433)
Add: TI - Developments	2,612	625	1,267	523	5,027	1,742	319			2,061

Consolidated	4,351	4,835	7,277	5,692	22,155	6,264	6,536			12,800

Leasing Commissions
Multifamily	—	—	—	—	—	—	—			—
Office	779	1,393	794	767	3,733	1,675	1,869			3,544
Retail	284	705	411	804	2,204	279	308			587

Total Leasing Comissions	1,063	2,098	1,204	1,571	5,937	1,954	2,177			4,131

Less: Unconsolidated	(26)	(9)	(36)	(6)	(77)	—	—			—

Consolidated	1,037	2,089	1,168	1,565	5,860	1,954	2,177			4,131

See Note Under Investment Activity, page 16.

COLONIAL PROPERTIES TRUST
Corporate - Trends
($ in 000s, except per share data)

DEBT SUMMARY: CONSOLIDATED & UNCONSOLIDATED

	1Q04	2Q04	3Q04	4Q04	FYE ’04	1Q05	2Q05	3Q05	4Q05	YTD ’05
Unsecured/Secured
Unsecured Line of Credit	$214,810	$—	$228,021	$239,970	12%	$253,520	$622,759			21%
Unsecured Other	693,110	1,091,769	995,149	1,113,532	57%	1,241,824	1,245,016			42%
Secured	449,927	568,714	607,361	613,923	31%	542,485	1,094,405			37%

Total Debt	1,357,847	1,660,483	1,830,531	1,967,425	100%	2,037,829	2,962,180			100%

Less: Secured — Uncons Debt	(82,409)	(92,474)	(99,579)	(111,638)		(106,871)	(113,866)

Total Consolidated Debt	1,275,438	1,568,009	1,730,952	1,855,787		1,930,958	2,848,313

Fixed/Floating
Fixed Rate Debt	944,676	1,362,876	1,305,720	1,458,873	74%	1,541,109	2,068,602			70%
Floating Rate Debt — Capped	87,164	86,594	86,038	85,518	4%	59,826	59,513			2%
Floating Rate Debt	326,007	211,013	438,772	423,034	22%	436,894	834,065			28%

Total Debt	1,357,847	1,660,483	1,830,530	1,967,425	100%	2,037,829	2,962,180			100%

Less: Unconsolidated Debt	(82,409)	(92,474)	(99,579)	(111,638)		(106,871)	(113,866)

Total Consolidated Debt	1,275,438	1,568,009	1,730,951	1,855,787		1,930,958	2,848,313

Tax-Exempt Debt	$50,475	$50,475	$50,475	$47,075		$47,075	$47,075

The unconsolidated indebtedness data are comprised of the Company’s percentage of indebtedness, which is calculated in accordance with GAAP, for all of its unconsolidated partnerships and joint ventures. The Company believes consolidated indebtedness together with unconsolidated indebtedness is useful to investors in evaluating the Company’s level of debt obligations and corresponding leverage to total market capitalization, providing investors with a comparable measure used in the Company’s industry.

TOTAL MARKET CAPITALIZATION

Consolidated Debt	$1,275,438	$1,568,009	$1,730,952	$1,855,787		$1,930,958	$2,848,313
Unconsolidated Debt	82,409	92,474	99,579	111,638		106,871	113,866

Total Debt	1,357,847	1,660,483	1,830,531	1,967,425		2,037,829	2,962,180
Preferred Stock
7.25% Series B (Units)	100,000	100,000	100,000	100,000		100,000	100,000
9.25% Series C	50,000	50,000	50,000	50,000		50,000	50,000
8.125% Series D	125,000	125,000	125,000	125,000		125,000	125,000
7.62% Series E	—	—	—	—		—	133,159

Total Preferred Stock	275,000	275,000	275,000	275,000		275,000	408,159
Series B was repriced in 1Q04 from 8.875%
Market Equity (Shares & Units)	1,521,609	1,446,277	1,514,846	1,491,160		1,471,218	2,223,320

Total Market Capitalization	3,154,456	3,381,760	3,620,377	3,733,585		3,784,047	5,593,658

Debt / Total Market Cap’n	43%	49%	51%	53%		54%	53%

TOTAL MARKET CAPITALIZATION (W/ SUB): 5-YEAR	TOTAL MARKET CAPITALIZATION (W/ SUB): CURRENT QTR

COLONIAL PROPERTIES TRUST
Current Investment Activity
($ in MMs)

CURRENT DEVELOPMENT PIPELINE: DETAIL

Significant Projects Under Construction

					Property	Development Costs
		Units / SF-in 000s			Stabilized		Thru				2Q06
	Location	Total	Deliv’d	Leased	Date	Total	2Q05	3Q05	4Q05	1Q06	& Aft
In Construction in Progress
Multifamily
CG at Mallard Creek	Charlotte, NC	252	114	71	1Q06	20.3	16.7	2.7	0.9	—	—
CG at Silverado	Austin, TX	238	238	175	3Q05	20.0	20.0	—	—	—	—
CV Twin Lakes	Orlando, FL	460	460	426	3Q05	35.0	34.9	0.1	—	—	—
CG Silverado Reserve	Austin, TX	238			1Q07	23.2	7.0	2.3	4.3	4.9	4.7
CG Round Rock	Austin, TX	422			4Q07	34.5	5.6	3.9	9.1	7.2	8.7
CG Canyon Creek	Austin, TX	336			3Q07	29.1	4.1	2.4	4.7	8.2	9.7

Retail
CP Alabaster	Birmingham, AL	220	53	190	4Q05	20.3	13.1	1.9	5.3	—	—
Colonial Pinnacle Craft Farms	Gulf Shores, AL	270		55	4Q06	49.0	12.7	0.3	1.3	6.1	28.6
Colonial Pinnacle Tutwiler Farm	Birmingham, AL	250		126	4Q06	36.0	5.7	6.5	3.6	6.7	13.5
Colonial Pinnacle Sumner Point	Nashville, TN	300			2Q07	60.0	—	8.4	5.0	5.2	41.4

Redevelopment
CM Myrtle Beach	Myrtle Beach, SC	530		(1)	2Q06	9.1	0.5	0.4	0.7	3.1	4.4
Colonial Univ. Village	Auburn, AL	555		(2)	1Q06	9.9	1.9	2.7	2.7	2.6	—

For Sale/Projects
						—	—	—	—	—	—

Total Significant Projects, in CIP						346.4	122.2	31.6	37.6	44.0	111.0

Unconsolidated Projects
Pinnacle at Turkey Creek (3)	Knoxville, TN	395	83	142	2Q06	37.0	14.4	9.1	7.6	3.8	2.1

Typical Development Cap Rate Ranges:
Multifamily: 8-9%
Office: 10-11.5%
Retail: 10-12%

Reconciliation to Construction-in-Progress
Dollars Invested in Significant Projects, in CIP							122.2
Misc (Infrastructure and Misc Construction)							28.2	* Predevelopment and other.
Land Inventory							37.3	* Raw and improved land.

Total Construction In Progress							187.7

Transferred to Operating Assets
Retail
CM Myrtle Beach	Myrtle Beach, SC	530		(1)	2Q05	18.4	18.4	—	—	—	—
Colonial Univ. Village	Auburn, AL	555		(2)	1Q06	10.5	10.5	—	—	—	—
CP Alabaster	Birmingham, AL	220			4Q05	9.2	9.2	—	—	—	—

Total Significant Projects, Transferred						38.1	38.1	—	—	—	—

Notes:

(1)	Redevelopment adding approx. 35,000 new sf.

(2)	Redevelopment adding approx 180,000 new sf.

(3)	Development costs represent 50% of total development costs, as the Company is a 50% partner in this project.

COLONIAL PROPERTIES TRUST
Current Investment Activity
($ in MMs)

SIGNIFICANT PROPERTY ACQUISITIONS

				Purch	1st Yr	Cap
	Location	Date	Units/SF	Price	Invest	Rate	Major Tenants
			(SF-000s)	($ mm)	(1)	(2)
2005
Office
Colonial Place I & II	Tampa, FL	Jan-05	371	54.9	57.0	9.0%	Blue Cross Blue Shield, Talbots
Research Place Office Center	Huntsville, AL	Feb-05	60	5.0	5.8	7.6%	ITC Deltacom
Colonial Center Bayside	Tampa, FL	Apr-05	214	20.7	21.6	6.7%	Brown & Brown Insurance
Colonial Bank Centre	Miami, FL	Apr-05	236	44.0	47.0	7.4%	Colonial Bank, Intercredit Bank, AXA
Research Park Plaza	Austin, TX	Jun-05	358	90.9	91.4	7.6%	Schwab
Esplanade	Charlotte, NC	Jul-05	204	21.5	24.2	5.3%	HomeComings Financial
Heathrow 1001	Orlando, FL	Jul-05	191	23.3	23.3	9.4%	Veritas, Nationwide, Amer Pioneer Life Insurance

Retail
CP at Portofino	Houston, TX	Jan-05	373	60.3	60.8	7.4%	Oshman’s, Steinmart, Old Navy

For Sale/Projects
St. Andrews (6)	Jensen Beach, FL	May-05	384	61.5	61.5
Alara Mizner Village (6)	Delray Beach, FL	Jul-05	275	54.5	54.5

Total				$436.6	$447.1

SIGNIFICANT PROPERTY DISPOSITIONS

				Sales	Cap
	Location	Date	Units/SF	Price	Rate	Major	Tenants
			(SF-000s)	($ mm)	*(3)
2005

Multifamily
CV at Cahaba Heights	Birmingham, AL	Feb-05	125	1.2	6.9%		15% Ownership Interest
CG at Riverhills	Tampa, FL	Feb-05	776	6.9	6.3%		15% Ownership Interest
CV at Ashley Plantation	Bluffton, SC	Mar-05	414	27.9	6.3%	(4)(5)
CV at Gainesville	Gainesville, FL	Mar-05	560	37.3	6.3%	(4)(5)
CG at Galleria Woods	Birmingham, AL	Mar-05	244	14.8	6.3%	(4)(5)
CV at TownPark (Sarasota)	Sarasota, FL	Mar-05	272	28.0	6.3%	(4)(5)
CV at Walton Way	Augusta, GA	Mar-05	256	15.0	6.3%	(4)(5)
CG at Wesleyan	Macon, GA	Mar-05	328	20.7	6.3%	(4)(5)
CV at Lake Mary	Orlando, FL	May-05	504	41.2	6.3%	(4)(5)
Bridgetown Bay	Charlotte, NC	May-05	120	5.7	6.3%	(4)(5)
Devonshire	Dallas, TX	May-05	144	7.5	6.3%	(4)(5)
Dunwoody Springs	Atlanta, GA	May-05	350	23.5	6.3%	(4)(5)
Carlyle Club	Atlanta, GA	May-05	243	13.6	6.3%	(4)(5)
Aspen Hills	Dallas, TX	May-05	240	9.4	6.3%	(4)(5)
Ashley Run	Atlanta, GA	Jun-05	348	16.0	6.3%	(4)(5)
Mill Crossing	Dallas, TX	Jun-05	184	6.1	6.3%	(4)(5)

Retail
Colonial Mall Gadsden	Gadsden, AL	Mar-05	517.0	58.8	8.1%		Sears, McRae’s, Belk
Colonial Mall Temple	Temple, TX	Apr-05	446.4	33.5	9.0%		JC Penney, Dillard’s, Foley’s
Colonial Mall Macon	Macon, GA	Jul-05	764.2	133.5	8.5%		Sears, Belk, Macy’s
Colonial Mall Burlington	Burlington, NC	Jul-05	419.2	32.5	10.0%		Sears, Belk, JC Penney

Total				$533.1

Notes:

(1)	First year investment includes in the first year capital expenditures and closing costs which are included for purposes of underwriting the acquisition.

(2)	Projected GAAP property NOI divided by the projected first year investment price.

(3)	Represents market cap rate which includes industry standard management fees and capital reserves.

(4)	These properties are part of a larger and ongoing transaction that was announced in April 2005.

(5)	The cap rate presented is a blended cap rate for the total transaction comprised of 14 properties. The first six properties sold in this transaction during the first quarter had a weighted average cap rate of 6.9%, as previously reported. The remaining eight properties sold in the second quarter had a weighted average cap rate of 5.9%.

(6)	These acquisitions represent properties acquired for condominium conversions. The Company is a 98% partner in these projects.

COLONIAL PROPERTIES TRUST
Additional Corporate Data
($ in 000s)

UNCONSOLIDATED PARTNERSHIPS SUMMARY

				Units /	CLP
Property	Location		Property Type	SF-000s	% Own	Sec’d Debt	Equity Invest
Parkway City Mall	Huntsville	AL	Retail	630	45%	$26,415	$12,790
Colonial Promenade Madison	Huntsville	AL	Retail	111	25%	—	2,256
Colonial Promenade Hoover	Birmingham	AL	Retail	155	10%	1,726	87
Land Title Building	Birmingham	AL	Office	32	33%	463	(2)
Turkey Creek	Knoxville	TN	Retail	366	50%	—	13,647

CMS Joint Venture I - 3 Properties
Colonial Grand at Barrington	Macon	GA	Multifamily	176	15%
Colonial Grand at Mountain Brook	Birmingham	AL	Multifamily	392	15%
Colonial Village at Stockbridge	Stockbridge	GA	Multifamily	240	15%

				808		4,780	813

CMS Joint Venture II - 4 Properties
Colonial Grand at Inverness Lakes	Mobile	AL	Multifamily	312	15%
Colonial Village at Inverness Lakes	Mobile	AL	Multifamily	186	15%
Colonial Village at Hillwood	Montgomery	AL	Multifamily	160	15%
Colonial Village at Rocky Ridge	Birmingham	AL	Multifamily	226	15%

				885		4,808	572

CMS Joint Venture III - 2 Properties
Colonial Grand at Bayshore	Bradenton	FL	Multifamily	376	25%
Colonial Village at Palma Sola	Bradenton	FL	Multifamily	340	25%

				717		8,778	2,803

CMS Joint Venture IV - 2 Properties
Colonial Village at Hendersonville	Nashville	TN	Multifamily	364	25%
Colonial Grand at Brentwood	Nashville	TN	Multifamily	254	25%

				619		7,358	2,612

DRA
Colony Woods	Birmingham	AL	Multifamily	414	10%
Meadows of Brook Highland	Birmingham	AL	Multifamily	400	10%
Madison at Shoal Run	Birmingham	AL	Multifamily	276	10%

				1,090		4,231	2,431

DRA — Cunningham
Cunningham	Austin	TX	Multifamily	280	20%	2,802	1,180

DRA — Southwest
Arabian Trails	Scottsdale	AZ	Multifamily	384	20%
Casa Lindas	Tucson	AZ	Multifamily	144	20%
Colonia del Rio	Tucson	AZ	Multifamily	176	20%
Desert Lakes	Las Vegas	NV	Multifamily	184	20%
Fairway Crossing	Phoenix	AZ	Multifamily	310	20%
Hacienda del Rio	Tucson	AZ	Multifamily	248	20%
La Entrada	Scottsdale	AZ	Multifamily	130	20%
Pinnacle Estates	Albuquerque	NM	Multifamily	294	20%
Pinnacle Flamingo West	Las Vegas	NV	Multifamily	324	20%
Pinnacle Heights	Tucson	AZ	Multifamily	310	20%
Pinnacle High Desert	Albuquerque	NM	Multifamily	430	20%
Pinnacle High Resort	Rio Rancho	NM	Multifamily	301	20%
Posada del Este	Phoenix	AZ	Multifamily	148	20%
Rancho Viejo	Phoenix	AZ	Multifamily	266	20%
Springhill	Tucson	AZ	Multifamily	224	20%
Talavera	Las Vegas	NV	Multifamily	350	20%

				4,223		45,506	18,770

Merritt at Godley Station	Pooler	GA	Multifamily	220	35%	7,000	9,940
Cypress Cove at Suntree	Melbourne	GA	Multifamily	326	10%		1,004
Arbors at Windsor Lake	Columbia	SC	Multifamily	228	10%		1,692
Stone Ridge	Columbia	SC	Multifamily	191	10%		1,043

Douglas HCI (1)	Coral Gables	FL	Office		25%		6,208

Other Unconsolidated Investments						—	12

Total Investments in Unconsolidated Subsidiaries						$113,866	$77,858

(1)	Colonnade Properties LLC, a consolidated partially owned entity, holds a 25% interest in Douglas HCI.

COLONIAL PROPERTIES TRUST
Equity Issues
Common & Preferred

COMMON SHARES	CUSIP: 195872-10-6

	NYSE	Year-to-Date Ending
	Symbol	12/31/00	12/31/01	12/31/02	12/31/03	12/31/04	06/30/05
Common Shares	CLP	$26.06	$31.15	$33.94	$39.60	$39.27	$44.00
Annual Growth		12.4%	19.5%	9.0%	16.7%	-0.8%	12.0%

Dividend per Share		$2.40	$2.52	$2.64	$2.66	$2.68	$2.70
Annual Growth		3.4%	5.0%	4.8%	0.8%	0.8%	0.7%

Yield on End of Period Price		9.2%	8.1%	7.8%	6.7%	6.8%	6.1%

Total Annual Return		22.7%	29.2%	17.4%	24.5%	5.9%	18.9%

ANNUAL DIVIDEND/SHARE GROWTH

TOTAL RETURN — ANNUAL	TOTAL RETURN COMPARISON

TRADING ACTIVITY: CLOSING PRICE & AVG DAILY VOLUME (5-YEAR)

COLONIAL PROPERTIES TRUST
Equity Issues
Common & Preferred

PREFERRED SHARES 8.75% SERIES A - REDEEMED	CUSIP: 195872-20-5

Issue Date	11/6/1997	# of Shares Issued	5,000,000
- Issue Price	$25.00	Total $ Issued	$125	MM
Redeemable	11/6/2002	Dividend $/Share	$2.1875
- Redeem Price	$25.00	Yield on Face Value	8.75%

Redeemed	5/7/2003

	NYSE	Year-to-Date Ending
	Symbol	12/31/00	12/31/01	12/31/02	12/31/03	12/31/04	06/30/05
Preferred Shares	CLPPRA	$20.75	$25.00	$25.03

Dividend History
Annual Dividend		$2.19	$2.19	$2.19
Yield on End of Period Price		10.54%	8.75%	8.74%

TRADING ACTIVITY: CLOSING PRICE & AVG DAILY VOLUME (5-YEAR)

PREFERRED UNITS 8.875% SERIES B	Issued By CRLP (Partnership)

Privately Placed Perpetual Preferred Issue — Not Traded

Repriced & Extended in February 2004 — (old rate of 8.875%, Redeemable 2/23/04)

Issue Date	2/23/1999	# of Shares Issued	2,000,000
- Issue Price	$50.00	Total $ Issue	$100	MM
Redeemable	2/24/2009	Dividend $/Share	$3.6250
- Redeem Price	$50.00	Yield on Face Value	7.250%

COLONIAL PROPERTIES TRUST
Equity Issues
Common & Preferred

PREFERRED SHARES 9.25% SERIES C	CUSIP: 195872-30-4

Issue Date	6/19/2001	# of Shares Issued	2,000,000
- Issue Price	$25.00	Total $ Issued	$50	MM
Redeemable	6/19/2006	Dividend $/Share	$2.3125
- Redeem Price	$25.00	Yield on Face Value	9.25%

	NYSE	Year-to-Date Ending
	Symbol	12/31/00	12/31/01	12/31/02	12/31/03	12/31/04	06/30/05
Preferred Shares	CLPPRC		$25.65	$26.25	$26.82	$26.55	$25.99

Dividend History
Annual Dividend			Partial Year	$2.31	$2.31	$2.31	$2.31
Yield on End of Period Price			9.02%	8.81%	8.62%	8.71%	8.90%

TRADING ACTIVITY: CLOSING PRICE & AVG DAILY VOLUME

DEP SHARES CUSIP: 195872-40-3
PREFERRED SHARES 8.125% SERIES D (DEPOSITARY SHARES)	PFD SH REP’D BY DEP SHARES CUSIP: 195872-50-2

Issue Date	4/30/2003	# of Shares Issued	5,000,000
- Issue Price	$25.00	Total $ Issued	$125	MM
Redeemable	4/30/2008	Dividend $/Share	$2.0313
- Redeem Price	$25.00	Yield on Face Value	8.125%

	NYSE	Year-to-Date Ending
	Symbol	12/31/00	12/31/01	12/31/02	12/31/03	12/31/04	06/30/05
Preferred Shares	CLPPRD				$27.16	$26.55	$26.25

Dividend History
Annual Dividend					Partial Year	$2.03	$2.03
Yield on End of Period Price					7.48%	7.65%	7.74%

TRADING ACTIVITY: CLOSING PRICE & AVG DAILY VOLUME

COLONIAL PROPERTIES TRUST
Equity Issues
Common & Preferred

PREFERRED SHARES 7.62% SERIES E (DEPOSITARY SHARES)	DEP SHARES CUSIP: 195872-70-0 PFD SH REP’D BY DEP SHARES CUSIP: 195872-60-1

Issue Date	4/1/2005	# of Shares Issued	5,326,349
- Issue Price	$23.75	Total $ Issued	$133.2	MM
Redeemable	4/1/2010	Dividend $/Share	$1.9050
- Redeem Price	$25.00	Yield on Face Value	7.620%

	NYSE	Year-to-Date Ending
	Symbol	12/31/00	12/31/01	12/31/02	12/31/03	12/31/04	06/30/05
Preferred Shares	CLPPRE						$24.50

Dividend History
Annual Dividend							$1.91
Yield on End of Period Price							7.78%

TRADING ACTIVITY: CLOSING PRICE & AVG DAILY VOLUME

COLONIAL PROPERTIES TRUST
Equity Issues
Common & Preferred

TAX STATUS OF DIVIDENDS

	12/31/99	12/31/00	12/31/01	12/31/02	12/31/03	12/31/04
Common Shares — CLP
Ordinary Income	78.78%	79.42%	85.86%	77.79%	58.34%	53.09%
Return of Capital	17.35%	8.16%	2.40%	22.21%	33.85%	45.26%
Long-Term Capital Gain		4.74%	4.65%
Unrecaptured Section 1250 Gain	3.87%	7.68%	7.09%
25% Capital Gain					2.39%	0.14%
20% Capital Gain					3.90%	—
15% Capital Gain					1.52%	1.51%

Preferred Shares — CLPPRA
Ordinary Income	100%	100%	100%	100%	88.18%
25% Capital Gain					3.62%
20% Capital Gain					5.91%
15% Capital Gain					2.29%	—

Preferred Shares — CLPPRC
Ordinary Income	100%	100%	100%	100%	88.18%	96.99%
25% Capital Gain					3.62%	0.25%
20% Capital Gain					5.91%	—
15% Capital Gain					2.29%	2.76%

Preferred Shares — CLPPRD
Ordinary Income					88.18%	96.99%
25% Capital Gain					3.62%	0.25%
20% Capital Gain					5.91%	—
15% Capital Gain					2.29%	2.76%

COLONIAL PROPERTIES TRUST
Debt Summary
($ in 000s)

PUBLIC RATINGS

Rating
			Senior Unsecured	Preferred
Fitch Ratings	Peter Siciliano	212-908-0646	BBB-	BB+
Moody’s Investor Services	Karen Nickerson	212-553-4924	Baa3	Ba1
Standard & Poor’s	Jim Fielding	212-438-2452	BBB-	BB+

QUARTERLY DEBT SUMMARY

	CONSOLIDATED DEBT				WITH UNCONSOLIDATED SUBSID. DEBT
	Debt	%	Avg Int	Wtd Mat’y	Debt *(1)%		Avg Int	Wtd Mat’y
Unsecured/Secured
Unsecured Line of Credit	$622,759	22%	3.9%	2.7	$622,759	21%	3.9%	2.7
Unsecured Other	1,245,016	44%	6.0%	5.5	1,245,016	42%	6.0%	5.5
Secured	980,538	34%	6.6%	7.3	1,094,405	37%	6.5%	7.2

Total Debt	$2,848,313	100%	5.8%	5.5	$2,962,180	100%	5.8%	5.6

Fixed/Floating
Fixed Rate Debt	$1,992,254	70%	6.6%	6.0	$2,068,602	70%	6.5%	6.0
Floating Rate Debt — Capped	59,513	2%	4.1%	6.3	59,513	2%	4.1%	6.3
Floating Rate Debt	796,547	28%	3.9%	4.3	834,065	28%	3.9%	4.3

Total Debt	$2,848,313	100%	5.8%	5.5	$2,962,180	100%	5.8%	5.6

Tax-Exempt Debt	45,075	2%	3.3%	21.0	47,075	2%	3.3%	21.2

Notes:

(1) See Debt Summary: Consolidated & Unconsolidated and Total Market Capitalization on page 18 for reconciliation.

PRINCIPAL DEBT AMORTIZATION SCHEDULE
($ in MMs)

Amortization Schedule excludes the Revolving Line of Credit - due Mar-08

Weighted Average Interest
Rate on Maturing Debt
(excluding line of credit)
2005	6.15%
2006	7.80%
2007	7.03%
2008	7.24%
2009	7.47%
2010	5.47%
2011	6.23%
2012	6.50%
Thereafter	5.95%
Total	6.24%

LINE OF CREDIT

	03/31/05	06/30/05	Interest Rate	Due	Remaining	Notes
Floating	$3,520	$294,759	4.14%	03/22/08	2.7	A	U
Competitive Bid Option — Floating	150,000	228,000	3.50%	03/22/08	2.7	A	U
Term loan	100,000	100,000	4.24%	03/22/08	2.7	A	U

Total Outstanding on LOC	$253,520	$622,759	3.92%		2.7

Notes:

•	The $600MM LOC has a $250MM Competitive Bid Option.

•	22 Banks participate in the LOC, co-led by Wachovia and Bank of America

•	The Facility is priced based on the Company’s Senior Unsecured Debt Rating.

•	At BBB-/Baa3: the interest rate is LIBOR + 80 bps, and the facility fee is 20 bps.

•	In addition to the $600MM LOC, Wachovia has provided a $25MM Cash Management Line, which was increased to $85MM in June 2005 until September 2005.

•	3-Year facility through March 2008; with 1 1-year extension

COLONIAL PROPERTIES TRUST
Debt Summary
($ in 000s)

DETAILED DEBT SCHEDULE: CONSOLIDATED

CUSIP	Issue Date	03/31/05	06/30/05	Interest Rate	Maturity Date	Remaining	Notes
Corporate
Revolving Line of Credit		$153,520	$522,759	3.86%	03/22/08	2.7		U
Term Loan		100,000	100,000	4.24%	03/22/08	2.7		U
Land Loan		406	394	3.72%	09/30/06	1.3	A	S
Fair Value of Hedging Investments		440	3,197		04/01/11	5.8	D	U
Medium Term Notes
195896 AD 7	08/06/97	25,000	25,000	6.96%	08/01/05	0.1		U
195896 AE 5	09/26/97	25,000	25,000	6.98%	09/26/05	0.2		U
195896 AN 5	12/20/01	10,000	10,000	7.46%	12/20/06	1.5		U
195896 AJ 4	02/29/00	20,000	20,000	8.80%	02/01/10	4.6		U
195896 AK 1	03/13/00	5,000	5,000	8.80%	03/15/10	4.7		U
195896 AM 7	12/26/00	10,000	10,000	8.05%	12/27/10	5.5		U
195896 AL 9	12/26/00	10,000	10,000	8.08%	12/24/10	5.5		U
Senior Unsecured Notes
195891 AB 2	07/15/96	65,000	65,000	8.05%	07/15/06	1.0		U
195891 AC 0	07/14/98	175,000	175,000	7.00%	07/14/07	2.0		U
195891 AD 8	08/09/02	100,000	100,000	6.88%	08/15/12	7.1		U
195891 AE 6	04/04/03	125,000	125,000	6.15%	04/15/13	7.8		U
195891 AF 3	04/02/04	100,000	100,000	3.39%	04/01/11	5.8	D	U
195891 AG 1	06/23/04	300,000	300,000	6.25%	06/15/14	9.0		U
195891 AH 9	01/26/05	275,000	275,000	4.75%	02/01/10	4.6		U
Unamortized Discounts		(3,616)	(3,181)					U
Multifamily Properties
CG at Berkeley Lake		8,233	8,154	7.15%	06/15/08	3.0		S
CG at Edgewater		20,921	20,846	6.81%	01/01/11	5.5		S
CG at Galleria		22,400	22,400	3.29%	06/15/26	21.0	C	S
CG at Galleria		—	11,105	4.23%	07/01/15	10.0		S
(2)CG at Hammocks		—	21,983	7.99%	09/01/11	6.2		S
CG at Hunter’s Creek		18,999	18,999	7.98%	06/30/10	5.0		S
CG at Hunter’s Creek		10,447	10,383	6.59%	06/30/10	5.0	F	S
CG at Madison		16,408	16,319	3.93%	08/01/11	6.1	B	S
CG at Mt Vernon		12,902	12,783	7.18%	02/01/08	2.6		S
CG at Natchez Trace (Ph I)		6,588	6,575	8.30%	09/01/35	30.2		S
CG at Natchez Trace (Ph II)		3,940	3,934	8.25%	02/01/37	31.6		S
CG at Promenade		21,825	21,746	6.81%	01/01/11	5.5		S
(2)CG at Quarterdeck		—	10,281	7.73%	07/01/09	4.0		S
CG at Reservoir		8,129	8,089	4.40%	04/01/12	6.8	B	S
CG at River Oaks		10,629	10,587	5.54%	09/01/13	8.2		S
CG at River Plantation		11,772	11,657	7.09%	10/15/08	3.3		S
CG at Riverchase		19,328	19,223	3.93%	07/01/11	6.0	B	S
CG at Sugarloaf		17,516	17,303	7.38%	04/05/06	0.8		S
(2)CG at Trinity Commons		—	18,279	6.75%	05/01/11	5.8		S
(2)CG at Valley Ranch		—	25,122	5.84%	09/01/14	9.2	A	S
(2)CG at Wilmington		—	13,431	6.75%	05/01/11	5.8		S
(2)CV at Bear Creek		—	3,551	7.16%	07/01/11	6.0		S
(2)CV at Bedford		—	8,816	6.99%	04/01/11	5.8		S
(2)CV at Canyon Hills		—	13,144	6.99%	04/01/11	5.8		S
(2)CV at Chase Gayton		—	16,604	7.16%	08/01/11	6.1		S
(2)CV at Deerfield		—	10,664	7.16%	07/01/11	6.0		S
(2)CV at Estrada		—	9,528	6.42%	11/01/11	6.3		S
(2)CV at Greenbrier		—	13,222	6.99%	04/01/11	5.8		S
(2)CV at Greentree		—	6,935	7.73%	07/01/09	4.0		S
(2)CV at Hampton Glen		—	13,018	6.68%	04/01/12	6.8		S
(2)CV at Harbour Club		—	8,790	6.99%	04/01/11	5.8		S
(2)CV at Highland Hills		—	15,321	6.99%	04/01/11	5.8		S
(2)CV at Huntington		—	5,284	7.97%	09/01/07	2.2		S
CV at Inverness		9,900	9,900	3.28%	06/15/26	21.0	C	S
CV at Inverness		—	1,205	4.23%	07/01/15	10.0		S
CV at Lake Mary		14,100	—					S

COLONIAL PROPERTIES TRUST
Debt Summary
($ in 000s)

CUSIP	Issue Date	03/31/05	06/30/05	Interest Rate	Maturity Date	Remaining	Notes
CV at Lake Mary		8,088	—				F	S
(2)CV at Main Park		—	8,833	7.16%	07/01/11	6.0		S
(2)CV at Marsh Cove		—	8,434	7.73%	08/01/09	4.1		S
(2)CV at Meadow Creek		—	10,007	7.16%	07/01/11	6.0		S
(2)CV at North Arlington		—	8,909	7.10%	07/01/11	6.0		S
(2)CV at Pear Ridge		—	10,967	6.99%	04/01/11	5.8		S
(2)CV at Pinnacle Ridge		—	5,225	7.16%	07/01/11	6.0		S
CV at Research Park		12,775	12,775	3.36%	06/15/26	21.0	C	S
CV at Research Park		—	14,945	4.23%	07/01/15	10.0		S
(2)CV at Timber Crest		—	15,658	6.75%	05/01/11	5.8		S
CV at Timothy Woods		9,143	9,104	7.49%	09/01/09	4.2		S
(2)CV at Tradewinds		—	11,582	7.16%	07/01/11	6.0		S
CV at Trussville		15,961	15,882	4.40%	04/01/12	6.8	B	S
(2)CV at Waterford		—	17,639	6.98%	01/01/12	6.5		S
(2)CV at Waters Edge		—	7,429	7.73%	07/01/09	4.0		S
(2)CV at Windsor Place		—	9,311	7.99%	09/01/11	6.2		S
(2)Arbor Trace		—	6,028	7.35%	01/01/11	5.5		S
(2)Ashley Park		—	11,450	7.35%	01/01/11	5.5		S
(2)Cottonwood Crossing		—	6,320	7.16%	07/01/11	6.0		S
(2)Cutters Point		—	7,535	7.35%	01/01/11	5.5		S
(2)Eagle Crest		—	18,077	7.35%	01/01/11	5.5		S
(2)Heatherwood		—	19,584	7.35%	01/01/11	5.5		S
(2)Mayflower Seaside		—	12,655	7.35%	01/01/11	5.5		S
(2)Paces Cove		—	11,650	7.16%	07/01/11	6.0		S
(2)Remington Hills at Las Colinas		—	17,174	7.35%	01/01/11	5.5		S
(2)Sierra Ridge		—	5,727	7.35%	01/01/11	5.5		S
(2)Silverbrook I & II		—	17,100	6.83%	05/01/11	5.8		S
(2)Summer Tree		—	8,038	6.99%	04/01/11	5.8		S
(2)Summerwalk		—	7,233	7.35%	01/01/11	5.5		S
(2)The Arbors on Forest Ridge		—	7,535	7.35%	01/01/11	5.5		S
(2)The Gables		—	9,643	7.35%	01/01/11	5.5		S
(2)Timberglen		—	11,451	7.35%	01/01/11	5.5		S
(2)Toscana		—	6,330	7.35%	01/01/11	5.5		S
(2)Trolley Square East & West		—	11,450	7.35%	01/01/11	5.5		S
(2)Trophy Chase I & II		—	18,077	7.35%	01/01/11	5.5		S
Office Properties
Colonial Center 100 at Mansell Overlook		16,129	16,062	8.25%	01/10/08	2.5		S
Retail Properties
CP Montgomery		11,773	11,722	7.49%	09/01/06	1.2		S
CP Boulevard Square		31,110	31,006	7.22%	08/01/32	27.1		S
CS Pines Plaza		9,308	9,286	5.42%	10/01/10	5.3		S
CP Deerfield		32,527	32,388	5.90%	02/01/13	7.6		S
CS College Paarkway		7,358	7,742	7.10%	07/01/09	4.0		S
Village on the Parkway		47,000	47,000	5.77%	07/11/11	6.0		S

Total Corporate Debt		$1,930,958	$2,848,313	5.77%		5.5

COLONIAL PROPERTIES TRUST
Debt Summary
($ in 000s)

DETAILED DEBT SCHEDULE: UNCONSOLIDATED SUBSIDIARIES

		% Owned	03/31/05	06/30/05	Interest Rate	Maturity Date	Remaining	Notes
Multifamily Properties

	Barrington, LLC (CG)	15.0%	$947	$944	7.60%	10/01/09	4.3		S
	Mountain Brook, LLC (CG)	15.0%	2,359	2,351	7.60%	10/01/09	4.3		S
	Stockbridge, LLC (CV)	15.0%	1,489	1,484	7.60%	10/01/09	4.3		S
	Hillwood, LLC (CV)	15.0%	500	500	3.89%	12/15/30	25.5	C	S
	Hillwood, LLC (CV)	15.0%	287	285	7.80%	10/01/20	15.3		S
	Inverness Lakes I, LLC (CV)	15.0%	600	600	3.85%	12/15/30	25.5	C	S
	Inverness Lakes I, LLC (CV)	15.0%	316	313	7.80%	07/01/20	15.0		S
	Inverness Lakes II, LLC (CV)	15.0%	1,949	1,943	8.11%	05/01/10	4.8		S
	Rocky Ridge, LLC (CV)	15.0%	900	900	4.02%	12/15/30	25.5	C	S
	Rocky Ridge, LLC (CV)	15.0%	272	268	7.74%	10/01/16	11.3		S
	Bayshore (CG)	25.0%	4,886	4,872	6.85%	11/01/11	6.3		S
	Palma Sola (CG)	25.0%	3,916	3,907	7.03%	04/01/12	6.8		S
	Cunningham	20.0%	2,787	2,802	5.18%	06/15/09	4.0		S
	Colony Woods	10.0%	1,715	1,715	4.18%	11/04/08	3.4		S
	Madison at Shoal Run	10.0%	980	980	4.18%	11/04/08	3.4		S
	Meadows at Brook Highland	10.0%	1,536	1,536	4.18%	11/04/08	3.4		S
(2)	Merritt at Godley Station	35.0%	—	7,000	5.50%	06/01/25	19.9		S
	Brentwood (CG)	25.0%	3,725	3,716	7.22%	01/01/11	5.5		S
	Hendersonville (CV)	25.0%	3,651	3,642	7.22%	01/01/11	5.5		S
	Pinnacle High Resort — Fixed	20.0%	2,966	2,966	4.67%	11/01/11	6.3		S
	Pinnacle High Resort — Floating	20.0%	742	742	3.97%	11/01/11	6.3	A	S
	Pinnacle Estates — Fixed	20.0%	3,312	3,312	4.67%	11/01/11	6.3		S
	Pinnacle Estates — Floating	20.0%	828	828	3.97%	11/01/11	6.3	A	S
	Hacienda Del Rio — Fixed	20.0%	973	973	4.67%	11/01/11	6.3		S
	Hacienda Del Rio — Floating	20.0%	243	243	3.97%	11/01/11	6.3	A	S
	Pinnacle at High Desert — Fixed	20.0%	5,535	5,535	4.67%	11/01/11	6.3		S
	Pinnacle at High Desert — Floating	20.0%	1,384	1,384	3.97%	11/01/11	6.3	A	S
	Desert Lakes — Fixed	20.0%	1,904	1,904	4.67%	11/01/11	6.3		S
	Desert Lakes — Floating	20.0%	476	476	3.97%	11/01/11	6.3	A	S
	Flamingo West — Fixed	20.0%	3,151	3,151	4.67%	11/01/11	6.3		S
	Flamingo West — Floating	20.0%	788	788	3.97%	11/01/11	6.3	A	S
	Talavera — Fixed	20.0%	3,780	3,780	4.67%	11/01/11	6.3		S
	Talavera — Floating	20.0%	945	945	3.97%	11/01/11	6.3	A	S
	Colonial Del Rio — Fixed	20.0%	1,307	1,307	4.67%	11/01/11	6.3		S
	Colonial Del Rio — Floating	20.0%	327	327	3.97%	11/01/11	6.3	A	S
	Fairway Crossings — Fixed	20.0%	2,051	2,051	4.67%	11/01/11	6.3		S
	Fairway Crossings — Floating	20.0%	513	515	3.97%	11/01/11	6.3	A	S
	Posada Del Este — Fixed	20.0%	891	891	4.67%	11/01/11	6.3		S
	Posada Del Este — Floating	20.0%	223	223	3.97%	11/01/11	6.3	A	S
	Casalindas — Fixed	20.0%	991	991	4.67%	11/01/11	6.3		S
	Casalindas — Floating	20.0%	248	248	3.97%	11/01/11	6.3	A	S
	Pinnacle Heights — Fixed	20.0%	2,775	2,775	4.67%	11/01/11	6.3		S
	Pinnacle Heights — Floating	20.0%	694	694	3.97%	11/01/11	6.3	A	S
	Spring Hill — Fixed	20.0%	1,301	1,301	4.67%	11/01/11	6.3		S
	Spring Hill — Floating	20.0%	325	325	4.27%	11/01/11	6.3	A	S
	Rancho Viejo — Fixed	20.0%	1,534	1,534	4.67%	11/01/11	6.3		S
	Rancho Viejo — Floating	20.0%	383	383	4.27%	11/01/11	6.3	A	S
	La Entrada — Fixed	20.0%	890	890	4.67%	11/01/11	6.3		S

COLONIAL PROPERTIES TRUST
Debt Summary
($ in 000s)

	% Owned	03/31/05	06/30/05	Interest Rate	Maturity Date	Remaining	Notes
La Entrada — Floating	20.0%	222	222	3.97%	11/01/11	6.3	A	S
Arabian Trails — Fixed	20.0%	3,044	3,044	4.67%	11/01/11	6.3		S
Arabian Trails — Floating	20.0%	761	761	3.97%	11/01/11	6.3	A	S

Office Properties
Land Title Building	33.3%	471	463	8.10%	02/01/15	9.6		S

Retail Properties
CP Hoover	10.0%	1,729	1,726	5.94%	01/11/13	7.5		S
Parkway Place	45.0%	26,353	26,415	4.59%	12/20/05	0.5	A	S

Total Unconsolidated Property Debt		$106,871	$113,866	5.21%		5.9

Consolidated & Unconsolidated Debt *(1)		$2,037,829	$2,962,180	5.75%		5.6

Notes:

(1)	See Debt Summary: Consolidated & Unconslidated Debt and Total Market Capitalization on page 18 for reconciliation.

(2)	The fair value of the premium recorded on the debt assumed in the Cornerstone merger was $58.5 million, which reflects a weighted-average interest rate of 5.39% and includes an estimate of $35.6 million for prepayment penalties on debt to be retired.

A	Floating Rate Debt

B	Floating Rate Debt — Capped

C	Floating Rate Debt — Tax Exempt

D	Floating Rate Debt — Swapped from Fixed Rate

E	Fixed Rate Debt — Tax Exempt

F	Fixed Rate Debt — Swapped from Floating Rate Debt without a notation is Fixed Rate Debt

U	Unsecured Debt

S	Secured Debt

COLONIAL PROPERTIES TRUST
Portfolio Financial Summary - Multifamily

MULTIFAMILY DIVISIONAL NOI *(1)

($ in 000s)	1Q04	2Q04	3Q04	4Q04	FYE ’04	1Q05	2Q05	3Q05	4Q05	YTD ’05
Colonial Same-Property Portfolio *(2)
Divisional Revenues	20,296	20,703	21,201	21,393	83,593	21,550	22,042			43,592
Divisional Expenses	7,889	7,913	8,377	8,103	32,282	8,334	8,327			16,661

Divisional NOI	12,407	12,790	12,824	13,290	51,311	13,216	13,715			26,931

Divisional NOI Margin	61.1%	61.8%	60.5%	62.1%	61.4%	61.3%	62.2%			61.8%

NOI Growth *(3)	1.6%	3.9%	2.4%	5.5%	3.4%	6.5%	7.2%			6.9%
NOI Growth - Sequential	-4.7%	3.2%	-0.8%	8.2%		-0.6%	3.8%

Cornerstone Same-Property Portfolio *(2)(4)
Divisional Revenues	38,883	39,858	40,170	40,306	159,217	40,706	41,172			81,878
Divisional Expenses	16,007	16,827	17,947	17,952	68,733	18,676	16,884			35,560

Divisional NOI	22,876	23,031	22,223	22,354	90,484	22,030	24,288			46,318

Divisional NOI Margin	58.8%	57.8%	55.3%	55.5%	56.8%	54.1%	59.0%			56.6%

NOI Growth *(3)						-3.7%	5.5%			0.9%
NOI Growth - Sequential						-1.4%	10.2%

Combined Same-Property Portfolio *(2)(4)
Divisional Revenues	59,179	60,561	61,371	61,701	242,812	62,256	63,214			125,470
Divisional Expenses	23,896	24,740	26,323	26,055	101,014	27,012	25,212			52,224

Divisional NOI	35,283	35,821	35,048	35,646	141,798	35,244	38,002			73,246

Divisional NOI Margin	59.6%	59.1%	57.1%	57.8%	58.4%	56.6%	60.1%			58.4%

NOI Growth *(3)						-0.1%	6.1%			3.0%
NOI Growth - Sequential						-1.1%	7.8%

Total Division Portfolio
Divisional Revenues	26,548	28,716	31,831	36,318	123,413	38,278	80,492			118,770
Divisional Expenses	10,373	10,994	12,822	13,927	48,116	15,216	32,370			47,586

Divisional NOI	16,175	17,722	19,009	22,391	75,297	23,062	48,122			71,184

Divisional NOI Margin	60.9%	61.7%	59.7%	61.7%	61.0%	60.2%	59.8%			59.9%

NOI Growth	5.5%	16.9%	24.0%	39.3%	21.7%	42.6%	171.5%			110.0%

Notes:

(1)	For more information regarding Multifamily Divisional Revenue, Expenses and NOI refer to Segment Data on page 10.

(2)	The 2004 same-property data reflects results of the 2005 same-property portfolio, as adjusted for dispositions during year.

(3)	The 2004 same-property growth reflects performance of the 2004 same-property portfolio, which does not include any unconsolidated assets.

(4)	Same store NOI growth percentages presented for or including Cornerstone properties utilize amounts previously reported by Cornerstone.

SUMMARY BY MARKET *(1)

		Total Multifamily Division			Same-Property
							Increase/(Decrease) from Prior Year Period
		# of Wtd	% of	% of	# of Wtd	% of	Current Quarter			Year-to-Date
		Units	Units	NOI	Units	Units	Rev	Exp	NOI	Rev	Exp	NOI
Atlanta	GA	2,665	6.8%	8.4%	900	3.0%	0.2%	-3.5%	3.7%	3.9%	3.8%	4.0%
Austin	TX	1,712	3.8%	2.5%	962	3.2%	3.6%	-1.9%	9.6%	3.0%	2.0%	4.1%
Birmingham	AL	4,518	10.1%	7.9%	2,810	9.3%	6.0%	10.1%	3.1%	5.9%	6.5%	5.5%
Charleston	SC	1,544	3.5%	4.9%	1,544	5.1%	5.8%	-0.2%	9.5%	5.4%	7.1%	4.3%
Charlotte	NC	3,307	7.4%	7.7%	3,007	9.9%	2.8%	-2.8%	7.0%	3.6%	11.3%	-1.8%
Dallas	TX	3,708	8.3%	7.8%	3,708	12.2%	4.4%	0.6%	8.3%	5.8%	5.4%	6.3%
Fort Worth	TX	2,500	6.0%	4.8%	2,500	8.3%	5.7%	9.3%	2.3%	5.8%	13.2%	-1.1%
Huntsville	AL	1,572	3.5%	4.4%	1,572	5.2%	2.3%	-0.7%	4.1%	2.1%	-0.9%	4.0%
Orlando	FL	2,813	6.3%	10.2%	2,273	7.5%	11.4%	11.9%	11.2%	11.2%	7.2%	13.5%
Raleigh	NC	3,000	6.7%	7.5%	2,428	8.0%	3.2%	0.4%	5.2%	2.1%	8.5%	-2.0%
Richmond	VA	1,954	4.4%	6.5%	1,954	6.5%	3.0%	-3.3%	6.6%	4.1%	5.7%	3.1%
Other		15,190	33.2%	27.3%	6,616	21.9%	2.7%	-0.7%	4.6%	3.3%	8.9%	0.1%

Total		44,483	100.0%	100.0%	30,274	100.0%	4.4%	1.9%	6.1%	4.8%	7.4%	3.0%

Notes:

(1)	For more information regarding Multifamily Divisional Revenue, Expenses and NOI refer to Segment Data on page 10.

COLONIAL PROPERTIES TRUST
Portfolio Financial Summary — Multifamily

SAME — PROPERTY RESULTS	DIVISION RESULTS

OPERATIONAL STATISTICS

	1Q04	2Q04	3Q04	4Q04	FYE ’04	1Q05	2Q05(4)	3Q05	4Q05	YTD ’05
End of Month Scheduled Base Rent per Unit Per Month (See Reconciliation Below)
Same-Property *(1)	$800	$805	$814	$813		$813	$773
change	1.2%	1.6%	2.1%	2.1%		1.6%	-4.0%
Total Division *(2)	$796	$824	$822	$828		$833	$792
change	-0.3%	4.3%	3.3%	5.9%		4.7%	-3.9%
Tot Div-Consol Assets Only *(2)	$799	$827	$807	$834		$838	$788
change	-0.4%	4.4%	1.5%	12.9%		4.8%	-4.7%

End of Month Scheduled Base Rent per SF per Month
Same-Property *(1)	$0.73	$0.74	$0.75	$0.75		$0.75	$0.84
change	1.2%	1.6%	2.1%	2.1%		2.2%	12.9%
Total Division *(2)	$0.74	$0.76	$0.76	$0.78		$0.78	$0.84
change	0.3%	3.3%	3.9%	7.0%		4.8%	10.4%
Tot Div-Consol Assets Only *(2)	$0.74	$0.76	$0.74	$0.78		$0.77	$0.83
change	0.3%	3.4%	1.7%	6.8%		4.4%	8.7%

Scheduled Base Rent per Unit Per Month Reconciliation
Same-Property
Scheduled Rent	$800	$805	$814	$813		$813	$773
Less: Vacancy & Concessions *(3)	(157)	(147)	(149)	(140)		(123)	(137)
Less: Effect of Change To Qtrly Avg	—	(1)	—	—		—	—

Rent / Unit — Consolidated Assets	$643	$657	$665	$673		$690	$636

Total Division
Scheduled Rent	$796	$824	$822	$828		$833	$792
Less: Vacancy & Concessions *(3)	(159)	(159)	(159)	(161)		(147)	(143)
Less: Eff — Ch To Qtrly Avg & Disp.	—	(19)	—	—		—	—

Monthly Rent/Unit	637	646	663	667		686	649

Effect of Unconsolidated Assets	1	3	1	8		(4)	(6)

Rent / Unit — Consolidated Assets	$638	$649	$664	$675		$682	$643

To Reconcile to Total Division Rent
Mult by: # of Months in Qtr	3	3	3	3		3	3
Mult by: Avg # of Cons. Units for Pd	12,391	13,075	13,985	14,687		15,240	34,900

Revenue	$23,710	$25,447	$27,863	$29,731		$31,175	$67,316

The Company believes Scheduled Base Rent is useful to investors as a measure of indicated monthly market rents and the maximum potential revenue per unit that is currently achievable. Unconsolidated assets are included to measure the total potential cash flows to the Company from the Company’s total holdings.

Notes:

(1)	The 2004 same-property data reflects results of the 2005 same-property portfolio, as adjusted for dispositions during year.

(2)	Total division statistics exclude properties in lease-up.

(3)	[Sched base rents less vacancy loss, all concessions (including but not limited to: renewals, move-ins, models, employee units), and bad debts] /sched base rents.

(4)	2Q05 includes Cornerstone operational statistics. All previous periods reflect only Colonial operational statistics.

COLONIAL PROPERTIES TRUST
Portfolio Financial Summary — Multifamily

OPERATIONAL STATISTICS CONT’D

Apartment Homes

Units — Consolidated Assets	12,391	13,814	14,398	14,842	13,861	15,240	34,051	24,646

Unconsolidated Assets (at %)	534	733	887	1,732	972	1,597	1,783	1,690
Unconsol. — Cost Method (at %)	109	344	165	—	155	—	—	—

Units in Lease-Up		12	48	647	236	428	1,448	938
1st Yr Acquisition Units — Consolidated		1,411	1,643	2,947	2,000	2,947	23,770	13,359

Capital Expenditures ($ in 000s)*(1)

Regular Maintenance	$1,438	$2,053	$2,498	$2,099	$8,088	$1,914	$2,238	$4,152
Revenue-Enhancing	11	28	21	13	73	4	16	20
Admin — Division	14	27	61	74	176	118	343	461

Total w/o Acquisition-Related	1,463	2,108	2,580	2,186	8,337	2,036	2,597	4,633
Acquisition-Related *(2)(4)	116	212	598	691	1,617	323	3,382	3,705

Total	1,579	2,320	3,178	2,877	9,954	2,359	5,979	8,338
Less: Unconsolidated Assets	(25)	(50)	(91)	(306)	(472)	(292)	(515)	(807)

Total — Consolidated Assets	$1,554	$2,270	$3,087	$2,571	$9,482	$2,067	$5,464	$7,531

Capital Expenditures per Unit *(3)
Regular Maintenance	$112	$161	$186	$162	$650	$142	$211	$345
Revenue-Enhancing	1	2	2	1	6	0	2	2

Total w/o Acquisition-Related	113	163	188	163	656	142	212	347

Total — Consolidated Assets	$115	$164	$191	$161	$661	$137	$197	$325

(1)	See page 17 for a reconciliation to the Income Statement.

(2)	Capital spent on recently acquired properties. First year capital has been included in the total investment for purposes of underwriting the acquisition.

(3)	Per unit data does not include units in lease-up, properties held under the cost basis of accounting or 1st year acquisition units.

(4)	All Cornerstone related capital expenditures are included in acquisition-related capital expenditures.

COLONIAL PROPERTIES TRUST
Portfolio Occupancy - Multifamily

			Avg	%	Total
Property	Location		Age	Own	Units	SF(000s)	2Q04	3Q04	4Q04	1Q05	2Q05	S-P
CONSOLIDATED PROPERTIES

Arbor Trace(1)	Norfolk	VA		100%	148	125.8	95.3%	98.0%	94.6%	98.6%	98.6%	S
Ashley Park(1)	Richmond	VA		100%	272	208.1	94.1%	96.7%	91.5%	90.4%	95.6%	S
Autumn Park	Greensboro	NC		100%	402	350.4	LU	LU	LU	LU	LU
Beacon Hill	Charlotte	NC		100%	349	256.1	92.0%	92.0%	90.8%	95.4%	97.4%	S
Brookfield	Dallas	TX		100%	232	165.6	86.6%	89.7%	95.3%	97.0%	94.8%	S
Cape Landing	Myrtle Beach	SC		100%	288	268.6	98.6%	95.8%	97.6%	96.9%	98.6%	S
CG at Arringdon	Raleigh	NC		100%	320	336.0	96.3%	84.7%	86.9%	96.6%	99.1%
CG at Berkeley Lake	Atlanta	GA		100%	180	243.9	95.6%	92.2%	95.0%	97.2%	95.6%
CG at Beverly Crest	Charlotte	NC		100%	300	278.7			88.7%	96.3%	96.3%
CG at Cypress Crossing	Orlando	FL		100%	250	314.6	95.2%	98.9%	96.0%	98.1%	100.0%	S
CG at Edgewater	Huntsville	Al		100%	500	541.7	94.8%	92.2%	91.2%	95.0%	97.0%	S
CG at Enclave	Atlanta	GA		100%	200	296.0	93.0%	95.0%	94.0%	90.5%	96.0%	S
CG at Galleria	Birmingham	AL		100%	1,080	1,195.2	97.8%	94.3%	95.3%	96.2%	99.3%	S
CG at Hammocks(1)	Savannah	GA		100%	308	323.8	94.5%	97.7%	95.1%	91.9%	91.2%	S
CG at Heather Glen	Orlando	FL		100%	448	524.1	96.7%	98.8%	98.9%	98.7%	99.1%	S
CG at Heathrow	Orlando	FL		100%	312	370.0	96.5%	99.0%	99.8%	100.0%	99.4%	S
CG at Hunter’s Creek	Orlando	FL		100%	496	624.5	98.7%	98.5%	99.0%	99.4%	99.4%	S
CG at Lakewood Ranch	Sarasota	FL		100%	288	301.7	94.1%	96.9%	96.8%	97.6%	97.9%	S
CG at Legacy Park	Charlotte	NC		100%	288	289.1	95.8%	93.4%	95.5%	96.9%	96.2%	S
CG at Liberty Park	Birmingham	AL		100%	300	338.7	99.0%	97.3%	92.7%	95.7%	96.7%	S
CG at Madison	Huntsville	AL		100%	336	354.6	94.3%	97.3%	95.8%	96.4%	95.8%	S
CG at McGinnis Ferry	Atlanta	GA		100%	434	516.0			97.5%	94.2%	97.7%
CG at Metrowest	Orlando	FL		100%	311	313.5	97.1%	98.7%	97.1%	98.4%	98.7%	S
CG at Mount Vernon	Atlanta	GA		100%	213	257.2	98.6%	96.7%	96.2%	97.7%	99.5%
CG at Natchez Trace	Jackson	MS		100%	328	342.8	97.3%	96.9%	90.2%	90.9%	98.8%	S
CG at Patterson Place	Raleigh	NC		100%	252	238.7			88.5%	99.2%	99.2%
CG at Promenade	Montgomery	AL		100%	384	424.4	96.1%	96.4%	90.1%	98.2%	94.3%	S
CG at Quarterdeck(1)	Charleston	SC		100%	230	218.9	96.1%	98.3%	97.0%	97.4%	94.8%	S
CG at River Oaks	Atlanta	GA		100%	216	276.2	96.8%	94.9%	95.4%	94.9%	97.7%
CG at River Plantation	Atlanta	GA		100%	232	311.0	98.7%	94.4%	96.1%	98.3%	96.6%
CG at Riverchase	Birmingham	AL		100%	468	745.8	98.1%	99.4%	96.1%	96.5%	97.2%	S
CG at Seven Oaks	Tampa	FL		100%	318	304.5				98.1%	97.5%
CG at Sugarloaf	Atlanta	GA		100%	250	329.6	96.0%	95.2%	96.0%	94.8%	97.6%
CG at The Reservoir	Jackson	MS		100%	170	195.6	97.1%	95.3%	92.4%	93.5%	97.1%	S
CG at Town Park	Orlando	FL		100%	456	584.7	97.6%	96.5%	97.1%	98.0%	99.1%	S
CG at Town Park Reserve	Orlando	FL		100%	80	65.8				98.8%	100.0%
CG at Trinity Commons(1)	Raleigh	NC		100%	462	277.2	88.7%	95.7%	95.2%	92.6%	94.8%	S
CG at Valley Ranch(1)	Dallas	TX		100%	396	462.1	92.4%	91.2%	97.0%	93.9%	98.7%	S
CG at Wilmington(1)	Wilmington	NC		100%	390	351.9	91.5%	97.9%	93.1%	96.4%	97.9%	S
Clarion Crossing	Raleigh	NC		100%	260	175.4	86.5%	93.8%	93.8%	92.3%	95.4%	S
Copper Crossing	Fort Worth	TX		100%	400	309.2	84.5%	92.5%	92.8%	95.2%	95.2%	S
Cottonwood Crossing(1)	Fort Worth	TX		100%	200	150.2	91.5%	90.5%	94.5%	97.5%	95.0%	S
Cutters Point(1)	Dallas	TX		100%	196	198.0	90.8%	90.3%	93.4%	97.4%	95.9%	S
CV at Bear Creek(1)	Fort Worth	TX		100%	120	90.6	96.7%	92.5%	96.7%	95.8%	97.5%	S
CV at Ashford Place	Mobile	AL		100%	168	139.1	97.0%	98.2%	97.0%	95.8%	96.4%	S
CV at Bedford(1)	Fort Worth	TX		100%	238	154.0	92.9%	91.6%	94.1%	97.5%	95.0%	S
CV at Caledon Wood	Greenville	SC		100%	350	348.3	93.7%	95.4%	96.0%	96.6%	99.4%	S
CV at Canyon Hills(1)	Austin	TX		100%	229	163.1	96.9%	99.1%	98.7%	98.7%	99.1%	S
CV at Charleston Place	Charlotte	NC		100%	214	172.4	94.9%	95.8%	96.7%	98.1%	96.7%	S

COLONIAL PROPERTIES TRUST
Portfolio Occupancy - Multifamily

			Avg	%	Total
Property	Location		Age	Own	Units	SF(000s)	2Q04	3Q04	4Q04	1Q05	2Q05	S-P
CV at Chase Gayton(1)	Richmond	VA		100%	328	311.2	95.4%	90.9%	93.0%	96.0%	99.4%	S
CV at Deerfield(1)	Raleigh	NC		100%	204	181.1	86.8%	97.1%	94.6%	94.1%	92.2%	S
CV at Estrada(1)	Dallas	TX		100%	248	191.2	93.5%	89.9%	91.5%	96.0%	96.0%	S
CV at Greenbrier(1)	Richmond	VA		100%	258	219.5	98.1%	98.4%	96.1%	96.1%	98.8%	S
CV at Greentree(1)	Savannah	GA		100%	194	165.2	94.8%	96.9%	90.2%	79.4%	93.3%	S
CV at Greystone	Charlotte	NC		100%	408	378.3	96.6%	96.8%	96.1%	98.0%	95.3%	S
CV at Hampton Glen(1)	Richmond	VA		100%	232	182.8	95.7%	96.1%	97.0%	95.3%	97.8%	S
CV at Hampton Pointe	Charleston	SC		100%	304	314.6	88.8%	91.8%	95.4%	95.4%	96.4%	S
CV at Harbour Club(1)	Norfolk	VA		100%	214	174.0	99.1%	99.1%	96.7%	99.1%	100.0%	S
CV at Haverhill	San Antonio	TX		100%	322	326.9	93.5%	94.7%	93.2%	94.4%	95.0%	S
CV at Highland Hills(1)	Raleigh	NC		100%	264	264.1	77.7%	91.3%	88.6%	89.4%	94.7%	S
CV at Huntington(1)	Savannah	GA		100%	147	121.1	98.6%	98.0%	99.3%	92.5%	95.2%	S
CV at Huntleigh Woods	Mobile	AL		100%	233	199.1	92.7%	96.1%	95.3%	95.3%	95.7%	S
CV at Inverness	Birmingham	AL		100%	586	551.6	97.5%	95.1%	95.2%	95.9%	96.6%	S
CV at Main Park(1)	Dallas	TX		100%	192	226.9	89.1%	93.2%	96.4%	93.8%	96.4%	S
CV at Marsh Cove(1)	Savannah	GA		100%	188	412.0	97.9%	97.3%	87.2%	80.3%	83.0%	S
CV at Meadow Creek(1)	Charlotte	NC		100%	250	214.9	85.6%	96.4%	94.8%	98.4%	93.6%	S
CV at Mill Creek	Greensboro	NC		100%	220	197.3	91.4%	98.2%	94.1%	94.5%	96.8%	S
CV at North Arlington(1)	Fort Worth	TX		100%	240	190.6	92.1%	91.2%	97.1%	96.2%	93.8%	S
CV at Paces Glen	Charlotte	NC		100%	172	155.7	95.9%	95.9%	91.3%	96.5%	97.1%	S
CV at Pear Ridge(1)	Dallas	TX		100%	242	187.3	90.1%	88.8%	97.5%	97.5%	98.3%	S
CV at Pinnacle Ridge(1)	Asheville	NC		100%	166	146.9	90.4%	95.8%	97.6%	94.0%	97.0%	S
CV at Poplar Place	Atlanta	GA		100%	324	269.4	93.5%	87.3%	93.8%	92.0%	94.8%	S
CV at Quarry Oaks	Austin	TX		100%	533	459.8	92.3%	92.9%	94.0%	96.1%	95.3%	S
CV at Regency Place	Raleigh	NC		100%	180	151.2	86.1%	95.0%	97.8%	92.2%	97.2%	S
CV at Remington Place	Raleigh	NC		100%	136	149.4	93.4%	96.3%	96.3%	97.1%	97.1%	S
CV at Research Park	Huntsville	AL		100%	736	809.3	97.7%	95.1%	95.2%	96.9%	96.9%	S
CV at Sierra Vista	Austin	TX		100%	232	204.4		94.0%		95.7%	96.6%
CV at Silverado I	Austin	TX		100%	238	239.0	LU	LU	LU	LU	LU
CV at Spring Lake	Atlanta	GA		100%	188	189.7	96.3%	93.6%	91.0%	94.1%	93.1%	S
CV at Stone Brook	Atlanta	GA		100%	188	176.2	95.2%	95.7%	94.1%	93.1%	94.7%	S
CV at Stone Point	Charlotte	NC		100%	192	162.8	97.9%	95.8%	95.3%	96.4%	99.5%	S
CV at Timber Crest(1)	Charlotte	NC		100%	282	277.1	95.0%	94.0%	95.7%	95.7%	96.1%	S
CV at Timothy Woods	Athens	GA		100%	204	211.4	96.6%	93.1%	92.2%	95.6%	92.6%	S
CV at Tradewinds(1)	Norfolk	VA		100%	284	263.9	96.8%	97.9%	99.3%	97.5%	98.6%	S
CV at Trussville	Birmingham	AL		100%	376	410.3	97.9%	97.3%	94.7%	94.9%	94.4%	S
CV at Twin Lakes	Orlando	FL		100%	460	380.0	LU	LU	LU	LU	LU
CV at Waterford(1)	Richmond	VA		100%	312	292.1	96.5%	93.3%	92.3%	97.1%	99.7%	S
CV at Waters Edge(1)	Charleston	SC		100%	204	187.6	97.5%	95.1%	92.6%	96.1%	96.6%	S
CV at Westchase	Charleston	SC		100%	352	248.4	96.0%	93.8%	95.7%	95.7%	98.9%	S
CV at Windsor Place(1)	Charleston	SC		100%	224	213.4	92.9%	88.8%	92.4%	94.6%	91.1%	S
Eagle Crest(1)	Dallas	TX		100%	484	429.3	94.0%	94.4%	91.5%	92.8%	92.8%	S
Enclave At South Tryon	Charlotte	NC		100%	216	230.5	95.8%	97.2%	96.8%	97.2%	94.0%	S
Glen Eagles I & II	Greensboro	NC		100%	310	158.0	88.4%	88.7%	88.4%	89.7%	94.8%	S
Grayson Square I & II	Fort Worth	TX		100%	450	380.5	92.0%	93.3%	97.6%	94.9%	95.6%	S
Heatherwood(1)	Charlotte	NC		100%	476	432.3	85.1%	83.8%	87.4%	88.0%	93.9%	S
Mayflower Seaside(1)	Norfolk	VA		100%	265	183.5	96.6%	97.4%	95.8%	95.5%	99.6%	S
Merritt at James Island	Charleston	SC		100%	230	257.4	91.7%	93.0%	90.9%	97.0%	97.8%	S
Paces Cove(1)	Dallas	TX		100%	328	219.8	92.7%	85.7%	91.2%	92.1%	93.9%	S
Paces Point	Dallas	TX		100%	300	228.6	91.7%	92.3%	95.3%	94.3%	93.7%	S

COLONIAL PROPERTIES TRUST
Portfolio Occupancy - Multifamily

			Avg	%	Total
Property	Location		Age	Own	Units	SF(000s)	2Q04	3Q04	4Q04	1Q05	2Q05	S-P
Parkside at Woodlake	Raleigh	NC		100%	266	230.2	91.7%	92.9%	89.5%	88.7%	92.9%	S
Remington Hills at LasColinas(1)	Dallas	TX		100%	362	345.7	93.4%	94.8%	93.6%	93.6%	93.6%	S
Sierra Ridge(1)	SanAntonio	TX		100%	230	172.7	97.0%	92.2%	93.9%	95.7%	96.5%	S
Silverbrook I & II(1)	Fort Worth	TX		100%	642	523.4	93.1%	90.2%	92.1%	93.8%	96.0%	S
Summer Tree(1)	Dallas	TX		100%	232	133.4	96.1%	96.1%	98.7%	96.6%	97.0%	S
Summerwalk(1)	Charlotte	NC		100%	160	154.0	96.2%	91.9%	195.6%	96.2%	98.1%	S
The Arbors on Forest Ridge(1)	Fort Worth	TX		100%	210	154.6	95.2%	95.2%	98.6%	98.6%	95.2%	S
The Gables(1)	Richmond	VA		100%	224	156.3	90.6%	97.3%	98.2%	97.3%	97.8%	S
The Landing	Raleigh	NC		100%	200	192.2	91.5%	92.0%	93.5%	95.0%	98.5%	S
The Meadows I,II,& III	Asheville	NC		100%	392	187.6	90.8%	94.6%	95.7%	93.4%	91.6%	S
The Meridian	Austin	TX		100%	200	158.8	90.0%	93.0%	97.5%	96.5%	95.5%	S
The Timbers	Raleigh	NC		100%	176	131.1	93.2%	91.5%	92.0%	88.1%	95.5%	S
The Trestles	Raleigh	NC		100%	280	217.3	93.9%	95.7%	95.4%	91.1%	96.8%	S
Timberglen(1)	Dallas	TX		100%	304	221.3	86.8%	92.8%	92.1%	92.8%	95.7%	S
Toscana(1)	Dallas	TX		100%	192	145.0	85.9%	94.8%	94.8%	94.8%	97.9%	S
Trolley Square East & West(1)	Richmond	VA		100%	328	180.4	93.6%	95.1%	90.5%	93.9%	86.3%	S
Trophy Chase I & II(1)	Charlottesville	VA		100%	425	372.5	94.4%	90.6%	91.1%	92.2%	96.0%	S
Whitemarsh	Savannah	GA		100%	348	347.7	LU	LU	LU	LU	LU

TOTAL CONSOLIDATED **	117				34,749	32,679.5	94.0%	94.3%	94.9%	95.2%	96.3%

UNCONSOLIDATED PROPERTIES

CG at Barrington	Macon	GA		15%	176	191.9	94.9%	96.0%	93.2%	86.9%	96.0%
CG at Bayshore	Sarasota	FL		25%	376	368.9	94.1%	96.8%	100.0%	97.1%	98.1%
CG at Brentwood	Nashville	TN		25%	254	242.2		92.1%	85.4%	96.1%	98.4%
CG at Inverness Lakes	Mobile	AL		15%	312	329.9	87.2%	85.9%	88.5%	87.8%	90.7%
CG at Mountain Brook	Birmingham	AL		15%	392	392.7	95.2%	98.2%	98.0%	95.9%	95.7%
CG at Palma Sola	Sarasota	FL		25%	340	291.8	95.9%	95.9%	98.5%	96.8%	98.2%
Colony Woods	Birmingham	AL		10%	414	450.7	97.1%	98.3%	96.1%	98.6%	96.4%
Cunningham	Austin	TX		20%	280	257.3	91.8%	91.1%	92.9%	98.6%	95.4%
CV at Hendersonville	Nashville	TN		25%	364	250.4		97.0%		92.3%	98.1%
CV at Hillwood	Montgomery	AL		15%	160	150.9	95.0%	94.4%	86.2%	98.1%	100.0%
CV at Inverness Lakes	Mobile	AL		15%	186	176.5	91.9%	95.2%	96.2%	96.2%	96.2%
CV at Rocky Ridge	Birmingham	AL		15%	226	258.9	95.6%	90.7%	92.9%	94.7%	97.3%
CV at Stockbridge	Atlanta	GA		15%	240	253.2	97.1%	92.1%	95.0%	95.4%	96.2%
Madison at Shoal Run	Birmingham	AL		10%	276	249.3	97.5%	98.6%	97.1%	98.6%	98.6%
Meadows at Brook Highland	Birmingham	AL		10%	400	465.6	93.0%	96.8%	99.5%	96.5%	97.5%
Arbors at Windsor Lake	Columbia	SC		10%	228	216.2	LU	LU	LU	LU	LU
Merritt at Godley Station	Savannah	GA		35%	312	337.3	LU	LU	LU	LU	LU
Stone Ridge	Columbia	SC		10%	191	196.2	LU	LU	LU	LU	LU
Montecito St. Andrews	Port St Lucie	FL		98%	384	391.8	LU	LU	LU	LU	LU
Arabian Trails	Phoenix	AZ		20%	384	347.2			94.8%	97.9%	96.4%
Casas Lindas	Tucson	AZ		20%	144	160.6			92.4%	93.8%	97.2%
Colonia del Rio	Tucson	AZ		20%	176	177.9			91.5%	90.9%	97.2%
Desert Lakes	Las Vegas	NV		20%	184	188.4			96.2%	98.4%	97.8%
Fairway Crossing	Phoenix	AZ		20%	310	303.2			94.8%	95.5%	95.8%
Hacienda del Rio	Tucson	AZ		20%	248	152.5			91.1%	95.2%	98.4%
La Entrada	Phoenix	AZ		20%	130	112.8			96.9%	98.5%	97.7%
Pinnacle Estates	Albuquerque	NM		20%	294	313.4			91.2%	93.9%	96.3%
Pinnacle Flamingo West	Las Vegas	NV		20%	324	320.4			92.9%	97.8%	98.1%
Pinnacle Heights	Tucson	AZ		20%	310	339.4			93.9%	92.3%	94.5%
Pinnacle High Desert	Albuquerque	NM		20%	430	478.0			93.0%	88.4%	94.7%
Pinnacle High Resort	Albuquerque	NM		20%	301	322.8			86.0%	90.4%	95.7%
Posada del Este	Phoenix	AZ		20%	148	128.9			94.6%	99.3%	97.3%
Rancho Viejo	Phoenix	AZ		20%	266	207.4			91.7%	94.0%	89.5%
Springhill	Tucson	AZ		20%	224	175.5			88.4%	96.0%	93.3%
Talavera	Las Vegas	NV		20%	350	353.7			94.6%	98.0%	95.7%

TOTAL UNCONSOLIDATED	35				9,734	9,216.7

UNCONSOLIDATED WTD FOR CLP % OWNED					2,124	1,961.1	94.2%	94.8%	93.6%	95.0%	96.3%

(1)	Portfolio occupancy percentages for Cornerstone for all periods prior to 2Q05 utilize amounts previously reported by Cornerstone.

COLONIAL PROPERTIES TRUST
Portfolio Occupancy - Multifamily

			Avg	%	Total
Property	Location		Age	Own	Units	SF (000s)	2Q04	3Q04	4Q04	1Q05	2Q05	S-P
PROPERTIES SOLD
Ashley Run	Atlanta	GA		100%	348	400.2	84.8%	79.6%	74.1%	85.6%
Aspen Hills	Fort Worth	TX		100%	240	161.0	89.2%	90.8%	87.9%	86.2%
Bridgetown Bay	Charlotte	NC		100%	120	104.2	96.7%	96.7%	97.5%	99.2%
Carlyle Club Apartments	Atlanta	GA		100%	243	264.7	94.7%	91.4%	91.4%	88.9%
CG at Gainesville	Gainesville	FL		100%	560	488.6	92.1%	99.3%	96.1%	96.8%
CG at Galleria Woods	Birmingham	AL		100%	244	260.7	96.3%	95.5%	98.8%	98.0%
CG at Ponte Vedra	Jacksonville	FL		15%	240	0.0	93.8%
CG at Riverhills	Tampa	FL		15%	776	690.3	92.7%	90.9%	91.4%
CG at Wesleyan	Macon	GA		100%	328	382.9	93.3%	89.9%	93.6%	93.0%
CMS Carrollwood Assoc, LP	Tampa	FL		0%	244	286.1	95.9%	94.7%	94.7%	96.7%
CMS Colony Park	Mobile	AL		0%	201	129.6	85.1%	97.5%	96.0%	96.0%
CMS Hillcrest	Mobile	AL		0%	104	114.4	96.2%	100.0%	95.2%	97.1%
CMS North Ingle Assoc., LP	Macon	GA		0%	140	133.3	92.9%	89.3%	92.9%	95.7%
CMS Patio Assoc., LP	Auburn	AL		0%	240	179.0	97.5%	88.3%	93.8%	88.3%
CMS Spring Creek Assoc., LP	Macon	GA		0%	296	328.0	93.6%	87.2%	92.9%	93.9%
CMS Stonebridge Crossing	Memphis	TN		0%	500	450.0				97.2%
CV at Ashley Plantation	Bluffton	SC		100%	414	425.1	92.3%	91.8%	89.4%	84.8%
CV at Cahaba Heights	Birmingham	AL		15%	125	131.2	91.2%	96.8%	92.0%
CV at Lake Mary	Orlando	FL		100%	504	431.4	99.0%	96.6%	98.0%	98.6%
CV at Town Park	Sarasota	FL		100%	272	316.4	96.3%	94.5%	92.6%	98.2%
CV at Vernon Marsh	Savannah	GA		100%	178	151.2	96.6%	96.1%	0.0%
CV at Walton Way	Augusta	GA		100%	256	254.3	89.5%	90.2%	92.2%	90.2%
Devonshire	Dallas	TX		100%	144	126.1	93.8%	90.3%	89.6%	95.1%
Dunwoody Springs	Atlanta	GA		100%	350	331.6	93.4%	93.7%	94.0%	95.1%
Mill Crossing	Fort Worth	TX		100%	184	127.1	90.2%	90.8%	92.4%	87.5%

TOTAL SOLD	25				8,517	6,667.7	93.1%	92.0%	87.7%	89.9%

THIRD-PARTY MANAGED PROPERTIES
CMS McGehee Place	Montgomery	AL		0%	468	404.2
CMS Monte D’oro, LLC	Birmingham	AL		0%	200	295.8
CMS Rivermont	Nashville	TN		0%	106	115.3
CMS Ski Lodge Tuscaloosa	Tuscaloosa	AL		0%	304	273.1
Coventry Green	Charleston	SC		0%	256	0.0
Hawthorn Groves	Orlando	FL		0%	328	344.4
PH Coursey Place	Baton Rouge	LA		0%	352	344.3
PH Harbour View	Chattanooga	TN		0%	308	323.4
PH Rocky Ridge	Atlanta	GA		0%	300	347.1
Preserve at Godley Station I	Savannah	GA		0%	220	0.0
Preserve at Godley Station II	Savannah	GA		0%	160	0.0
Summit Place	Charleston	SC		0%	226	0.0

TOTAL MANAGED	12				3,228	2,447.6

COLONIAL PROPERTIES TRUST
Portfolio Occupancy - Multifamily

		Avg	%	Total
Property	Location	Age	Own	Units	SF (000s)	2Q04	3Q04	4Q04	1Q05	2Q05	S-P
						Occupancies Weighted for CLP % Owned
SUMMARY
Consolidated	117			34,749	32,679.5	94.0%	94.3%	94.9%	95.2%	96.3%
Unconsolidated	35			9,734	9,216.7	94.2%	94.8%	93.6%	95.0%	96.3%

Subtotal — Current Portfolio**	152			44,483	41,896.2	94.0%	94.3%	94.8%	95.2%	96.3%

Managed	12			3,228	2,447.6

Total Owned/Managed	164			47,711	44,343.8

Sold	25			8,517	6,667.7	93.1%	92.0%	87.7%	89.9%

Occy Incl. Sold Assets	189					93.9%	94.1%	94.0%	94.6%	96.3%

By Property Type (Consolidated & Unconsolidated Assets)
Colonial Grands	40			13,394	14,417.4	95.9%	95.8%	94.9%	96.2%	97.6%
Colonial Villages	53			13,968	12,995.7	94.2%	94.6%	94.8%	95.3%	96.1%
Other	59			17,121	14,482.5	91.8%	92.6%	94.7%	94.0%	95.3%

Total Division**	152			44,483	41,895.6	94.0%	94.3%	94.8%	95.2%	96.3%

Same-Property Occupancy**
Same-Property Portfolio *	101			30,274	28,000.2	93.8%	94.4%	95.0%	95.0%	96.2%

Economic Occupancy**
Same-Property Portfolio *	101			30,274	28,000.2	79.6%	80.5%	80.1%	82.0%	82.3%

Consolidated Assets	117			34,749	32,679.5
Unconsolidated Assets	35			9,734	9,216.7
Total Division	152			44,483	41,895.6	79.0%	79.6%	80.1%	80.9%	81.5%

*	Same-property portfolio is adjusted historically to reflect the current same-property portfolio.
**	Prior period occupancy percentages have been adjusted to reflect the inclusion of Cornerstone.

Notes:

CG = Colonial Grand Apartments, Class A; CV = Colonial Village Apartments, Class B

LU = Properties in lease-up; these properties are not included in occupancies for Subtotals or Summary Categories.

S = Current year same-property portfolio: property has been in service for a full calendar year. Partial-owned properties are not included.

COLONIAL PROPERTIES TRUST
Portfolio Occupancy - Multifamily
Exposure By Market - Most Recent Quarter

		CONSOLIDATED			UNCONSOLIDATED			SUBTOTAL			MANAGED		TOTAL
		#	Units	Occy	#	Units	Occy	#	Units	Occy	#	Units	#	Units
Birmingham	AL	5	2,810	97.4%	5	1,708	97.0%	10	4,518	97.3%	1	200	11	4,718
Huntsville	AL	3	1,572	96.7%			0.0%	3	1,572	96.7%			3	1,572
Mobile	AL	2	401	96.0%	2	498	92.8%	4	899	94.2%			4	899
Montgomery	AL	1	384	94.3%	1	160	100.0%	2	544	96.0%	1	468	3	1,012
Tuscaloosa	AL			0.0%			0.0%			0.0%	1	304	1	304

ALABAMA		11	5,167	96.9%	8	2,366	96.3%	19	7,533	96.7%	3	972	22	8,505

Phoenix	AZ			0.0%	5	1,238	95.0%	5	1,238	95.0%			5	1,238
Tucson	AZ			0.0%	5	1,102	95.9%	5	1,102	95.9%			5	1,102

ARIZONA					10	2,340	95.4%	10	2,340	95.4%			10	2,340

Orlando	FL	7	2,353	99.3%			0.0%	7	2,353	99.3%	1	328	8	2,681
Sarasota	FL	1	288	97.9%	2	716	98.2%	3	1,004	98.1%			3	1,004
Tampa	FL	1	318	97.5%			0.0%	1	318	97.5%			1	318

FLORIDA		9	2,959	99.0%	2	716	98.2%	11	3,675	98.8%	1	328	12	4,003

Athens	GA	1	204	92.6%			0.0%	1	204	92.6%			1	204
Atlanta	GA	10	2,425	96.5%	1	240	96.3%	11	2,665	96.4%	1	300	12	2,965
Macon	GA			0.0%	1	176	96.0%	1	176	96.0%			1	176
Savannah	GA	4	837	90.6%			0.0%	4	837	90.6%	2	380	6	1,217

GEORGIA		15	3,466	94.8%	2	416	96.2%	17	3,882	95.0%	3	680	20	4,562

Baton Rouge	LA			0.0%			0.0%			0.0%	1	352	1	352

LOUISIANA											1	352	1	352

Jackson	MS	2	498	98.2%			0.0%	2	498	98.2%			2	498

MISSISSIPPI		2	498	98.2%				2	498	98.2%			2	498

Albuquerque	NM			0.0%	3	1,025	95.4%	3	1,025	95.4%			3	1,025

NEW MEXICO					3	1,025	95.4%	3	1,025	95.4%			3	1,025

Las Vegas	NV			0.0%	3	858	97.1%	3	858	97.1%			3	858

NEVADA					3	858	97.1%	3	858	97.1%			3	858

Ashville	NC	2	558	93.2%			0.0%	2	558	93.2%			2	558
Charlotte	NC	12	3,307	95.9%			0.0%	12	3,307	95.9%			12	3,307
Greensboro	NC	2	530	95.7%			0.0%	2	530	95.7%			2	530
Raleigh	NC	12	3,000	96.0%			0.0%	12	3,000	96.0%			12	3,000
Wilmington	NC	1	390	97.9%			0.0%	1	390	97.9%			1	390

NORTH CAROLINA		29	7,785	95.9%				29	7,785	95.9%			29	7,785

Charleston	SC	6	1,544	96.2%			0.0%	6	1,544	96.2%	2	482	8	2,026
Greenville	SC	1	350	99.4%			0.0%	1	350	99.4%			1	350
Myrtle Beach	SC	1	288	98.6%			0.0%	1	288	98.6%			1	288

SOUTH CAROLINA		8	2,182	97.0%				8	2,182	97.0%	2	482	10	2,664

Chattanooga	TN			0.0%			0.0%			0.0%	1	308	1	308
Nashville	TN			0.0%	2	618	98.2%	2	618	98.2%	1	106	3	724

TENNESSEE					2	618	98.2%	2	618	98.2%	2	414	4	1,032

Austin	TX	4	1,194	96.3%	1	280	95.4%	5	1,474	96.1%			5	1,474
Dallas	TX	13	3,708	95.5%			0.0%	13	3,708	95.5%			13	3,708
Fort Worth	TX	8	2,500	95.4%			0.0%	8	2,500	95.4%			8	2,500
San Antonio	TX	2	552	95.7%			0.0%	2	552	95.7%			2	552

TEXAS		27	7,954	95.6%	3	898	95.4%	28	8,234	95.6%			28	8,234

Charlottesville	VA	1	425	96.0%			0.0%	1	425	96.0%			1	425
Norfolk	VA	4	911	99.2%			0.0%	4	911	99.2%			4	911
Richmond	VA	7	1,954	96.3%			0.0%	7	1,954	96.3%			7	1,954

VIRGINIA		12	3,290	97.1%				12	3,290	97.1%			12	3,290

TOTAL		113	33,301	96.3%	31	8,619	96.3%	144	41,920	96.3%	12	3,228	156	45,148

Note:
Occupancies for unconsolidated properties are weighted according to CLP’s percentage interest.

Does not include properties in lease-up or development.

COLONIAL PROPERTIES TRUST
Portfolio Financial Summary - Office

NET OPERATING INCOME *(1)

($ in 000s)	1Q04	2Q04	3Q04	4Q04	FYE’04	1Q05	2Q05	3Q05	4Q05	YTD’05
Same-Property Portfolio *(2)
Divisional Revenues *(3)	23,543	23,465	24,532	24,128	95,668	22,573	24,849			47,422
Divisional Expenses	6,836	6,736	7,105	7,153	27,830	7,113	7,505			14,618

Divisional NOI	16,707	16,728	17,427	16,976	67,838	15,460	17,344			32,804

Divisional NOI Margin	71.0%	71.3%	71.0%	70.4%	70.9%	68.5%	69.8%			69.2%

growth *(4)	-0.9%	-13.9%	4.2%	0.1%	-3.0%	-7.5%	3.7%			-1.9%
Same-Property without Terminations
Lease Terminations	(347)	(37)	(922)	(345)	(1,651)	(67)	(892)			(959)

Divisional NOI w/o Term.	16,359	16,691	16,505	16,631	66,186	15,393	16,452			31,845

growth w/o terminations	-2.1%	-1.8%	-1.2%	-1.6%	-1.7%	-5.9%	-1.4%			-3.6%
Same-Property growth without the effects of lease terminations is useful to investors as an additional indicator as to the Company’s operating performance because buyouts of commercial leases can fluctuate from quarter to quarter and year to year.

Total Portfolio
Divisional Revenues *(3)	24,028	24,206	25,186	25,270	98,690	25,082	29,891			54,973
Divisional Expenses	7,027	6,937	7,313	7,455	28,732	7,821	9,359			17,180

Divisional NOI	17,001	17,269	17,872	17,815	69,957	17,261	20,532			37,793

Divisional NOI Margin	70.8%	71.3%	71.0%	70.5%	70.9%	68.8%	68.7%			68.7%

growth	7.0%	-4.9%	13.4%	11.1%	6.3%	1.5%	18.9%			10.3%

Notes:

(1) For more information regarding Office Divisional Revenue, Expenses and NOI refer to Segment Data on page 10.

(2) The 2004 same-property data reflects results of the 2005 same-property portfolio, as adjusted for dispositions during year.

(3) Straight-line rents are included.

(4) The 2004 same-property growth reflects performance of the 2004 same-property portfolio.

SUMMARY BY MARKET *(1)

		Total Office Division			Same-Property
							Increase/(Decrease) from Prior Year Period
		# of Wtd	% of Wtd	% of	# of Wtd	% of Wtd	Current Quarter			Year-to-Date
		SF (000)	SF	NOI	SF (000)	SF	Rev	Exp	NOI	Rev	Exp	NOI
Orlando	FL	1,505	21.2%	27.1%	1,471	27.2%	19.9%	-17.5%	20.9%	11.2%	-12.6%	10.6%
Birmingham	AL	1,389	19.6%	23.0%	1,379	25.5%	4.0%	-5.2%	3.6%	-6.9%	-2.6%	-10.4%
Huntsville	AL	1,593	22.4%	20.0%	1,141	21.1%	-3.5%	-9.1%	-8.0%	-3.4%	-5.3%	-6.5%
Atlanta	GA	877	12.4%	15.2%	862	15.9%	-0.8%	-8.9%	-2.9%	0.1%	-7.2%	-2.4%
Tampa	FL	877	12.4%	8.7%	293	5.4%	-8.5%	-16.3%	-24.4%	-6.1%	-12.2%	-18.3%
Montgomery	AL	264	3.7%	3.1%	264	4.9%	9.8%	-14.3%	7.4%	10.9%	-6.8%	13.4%
Miami	FL	236	3.3%	2.8%	—	—	—	—	—	—	—	—
Austin	TX	358	5.0%	0.1%	—	—	—	—	—	—	—	—

Total		7,099	100.0%	100.0%	5,410	100.0%	5.9%	-11.4%	3.7%	0.9%	-7.7%	-1.9%

Notes:

(1) For more information regarding Office Divisional Revenue, Expenses and NOI refer to Segment Data on page 10.

COLONIAL PROPERTIES TRUST
Portfolio Financial Summary - Office

OPERATIONAL STATISTICS

	1Q04	2Q04	3Q04	4Q04	FYE’04	1Q05	2Q05	3Q05	4Q05	YTD’05
Base Rent per SF - Straight Line (See Reconciliation Below)
Same-Property *(1)	$18.73	$18.76	$18.56	$18.67		$18.34	$18.61
change	-1.2%	0.4%	-1.2%	-1.5%		-2.1%	-0.8%
Total Division *(2)	$18.39	$18.33	$18.12	$18.14		$17.84	$18.51
change	-4.7%	-3.8%	-5.0%	-4.8%		-3.0%	1.0%

Base Rent per SF - Cash (See Reconciliation Below)
Same-Property *(1)	$17.80	$18.03	$18.07	$18.02		$17.51	$17.77
change	-1.8%	-1.3%	-1.5%	-2.7%		-1.6%	-1.4%
Total Division *(2)	$17.49	$17.60	$17.63	$17.48		$16.90	$17.56
change	-6.5%	-5.5%	-4.8%	-5.5%		-3.4%	-0.2%

Base Rent per SF Reconciliation
Same-Property
Cash Rent per SF	$17.80	$18.03	$18.07	$18.02		$17.51	$17.77
Effects of Concessions & Contractual Rent Increases	0.93	0.73	0.49	0.65		0.83	0.84

S-L Rents per SF - Consolidated	$18.73	$18.76	$18.56	$18.67		$18.34	$18.61

Total Division
Cash Rent per SF	$17.49	$17.60	$17.63	$17.48		$16.90	$17.56
Concess. & Contract. Rent Incr.	0.90	0.73	0.49	0.66		0.94	0.95

Straight-Lined Rents per SF	18.39	18.33	18.12	18.14		17.84	18.51

Effect of Unconsolidated Assets	—	—	—	—		—	—

S-L Rents per SF - Consolidated	$18.39	$18.33	$18.12	$18.14		$17.84	$18.51

To Reconcilie to Total Division Rent
Div by: # of Qtrs In Yr	4	4	4	4		4	4
Mult by: Avg Occupied SF - Cons.	4,966	5,132	5,187	5,329		5,471	6,095

Revenue	$22,831	$23,518	$23,498	$24,169		$24,400	$28,205

The Company believes that Cash Rents are a useful alternative measure of performance and a measure of current cash flow generated from a tenant. Unconsolidated assets are included to measure the total potential cash flows to the Company from the Company’s total holdings.

Notes:

(1) The 2004 same-property data reflects results of the 2005 same-property portfolio, as adjusted for dispositions during year.

(2) Total division statistics exclude properties in lease-up. Total Division statistics are reconciled to Consolidated Only above.

COLONIAL PROPERTIES TRUST
Portfolio Financial Summary - Office

OPERATIONAL STATISTICS CONT’D

	1Q04	2Q04	3Q04	4Q04	FYE ’04	1Q05	2Q05	3Q05	4Q05	YTD ’05
Square Feet (in 000s)
Total SF	5,696	5,695	5,670	5,850	5,728	6,277	7,099			6,688
SF - Unconsolidated Assets	(10)	(10)	(10)	(10)	(10)	(10)	(10)			(10)

SF - Consolidated Assets	5,686	5,685	5,660	5,840	5,718	6,267	7,089			6,678

Capital Expenditures ($ in 000s) *(1)

Regular Maintenance	396	178	334	493	$1,401	286	235			$521
Revenue- Enhancing	—	—	—	—	—	—	—			—
Tenant Improvements	1,143	1,947	2,184	3,062	8,336	3,672	4,347			8,019
Leasing Commissions	779	1,393	794	767	3,733	1,675	1,869			3,544
Admin - Division	9	2	168	4	183	6	20			26

Total	2,327	3,520	3,480	4,326	13,653	5,639	6,471			12,110
Less: Unconsolidated Assets	—	—	—	—	—	—	—			—

Total - Consolidated Assets	$2,327	$3,520	$3,480	$4,326	$13,653	$5,639	$6,471			$12,110

Capital Expenditures per SF
Regular Maintenance	$0.07	$0.03	$0.06	$0.08	$0.24	$0.05	$0.03			$0.08
Revenue- Enhancing	—	—	—	—	—	—	$—			—
Tenant Improvements	0.20	0.34	0.39	0.52	1.46	0.58	$0.62			1.20
Leasing Commissions	0.14	0.24	0.14	0.13	0.65	0.27	$0.27			0.53

Total	0.41	0.62	0.61	0.74	2.38	0.90	0.92			1.81

Total - Consolidated Assets	$0.41	$0.62	$0.61	$0.74	$2.39	$0.90	$0.92			$1.81

Notes:

(1) See page 17 for a reconciliation to the Income Statement.

LEASE EXPIRATION SCHEDULE

(SF & $ in 000s)		Consolidated Assets
		% of Leased		% of
	SF	SF	Rent	Total
2005	364	6%	$6,522	6%
2006	860	13%	15,455	14%
2007	1,149	18%	21,034	19%
2008	713	11%	13,096	12%
2009	562	9%	10,096	9%
2010 +	2,909	44%	45,959	41%

Total Leased SF	6,557		$112,162

TENANT CONCENTRATION

(SF in 000s)	Consolidated Assets
		% of Total
	SF	Co. Rev
1 Charles Schwab	360,567	2.0%
2 Fiserv Solutions	282,671	1.0%
3 Veritas Software	146,241	0.6%
4 Witness Systems	96,452	0.5%
5 Ace Insurance	98,053	0.4%
6 General Services Admin	137,211	0.4%
7 DRS Test and Energy Mgmt.	215,485	0.3%
8 IMERYS	78,789	0.3%
9 Infinity Insurance	153,783	0.3%
10 Blue Cross & Blue Shield	72,328	0.3%

COLONIAL PROPERTIES TRUST
Portfolio Financial Summary — Office

LEASING EXECUTION - CONSOLIDATED ASSETS
(SF in 000s; $ per SF)	1Q04	2Q04	3Q04	4Q04	FYE ’04	1Q05	2Q05	3Q05	4Q05	YTD ’05
Square Feet *(1)
Renewal	96.1	207.2	75.4	235.8	614.6	166.3	106.0			272.3
New	104.4	119.7	158.5	160.0	542.6	149.9	142.2			292.1
Development	13.6	3.6	12.3	5.5	35.0	3.9	6.2			10.2

Total	214.1	330.5	246.3	401.3	1,192.2	320.1	254.5			574.6

Annual Rent $- Straight Line
Renewal	$17.13	$17.16	$15.74	$16.61	$16.77	$17.30	$16.32			$16.92
New	14.39	17.45	15.39	16.44	15.96	16.30	17.76			17.01
Development	21.24	20.01	20.34	21.82	20.89	21.93	24.65			23.60

Total	$16.06	$17.30	$15.75	$16.61	$16.52	$16.89	$17.33			$17.08

Annual Rent $- Cash *(2)
Renewal	$16.82	$16.22	$15.52	$15.67	$16.02	$14.56	$15.91			$15.09
New	10.94	14.53	13.86	15.71	13.99	15.95	17.76			16.83
Development	20.10	16.25	19.15	21.35	19.57	21.50	24.00			23.03

Total	$14.16	$15.61	$14.63	$15.76	$15.20	$15.30	$17.14			$16.12

Concession $
Renewal	$0.13	$0.10	$—	$1.62	$0.68	$0.45	$1.77			$0.96
New	3.21	3.91	5.19	0.99	3.29	3.19	5.46			4.30
Development	1.27	—	1.94	2.48	1.57	—	5.80			3.55

Total	$1.71	$1.48	$3.44	$1.38	$1.89	$1.73	$3.93			$2.70

TI Committed $
Renewal	$0.74	$3.97	$1.39	$10.17	$5.52	$6.28	$4.82			$5.72
New	12.46	16.58	16.41	14.50	15.12	13.06	14.03			13.53
Development	27.07	25.00	16.76	30.55	23.79	30.00	30.96			30.59

Total	$8.13	$8.76	$11.82	$12.17	$10.43	$9.75	$10.61			$10.13

Leasing Commissions $
Renewal	$0.16	$3.70	$0.66	$4.21	$2.97	$4.41	$1.66			$3.34
New	3.52	5.71	5.44	3.92	4.68	3.50	4.23			3.85
Development	2.70	6.14	2.78	0.86	2.78	0.50	10.13			6.40

Total	$1.96	$4.45	$3.84	$4.04	$3.74	$3.94	$3.30			$3.66

Notes:

(1)	Square feet leased during the quarter.

(2)	First full year rent for square feet produced during the quarter.

The Company believes Annual Cash Rents is a useful measure to investors in analyzing the first year of potential cash flows generated from a lease. Additionally, cash rents are a commonly used measure in the industry and investors are able to compare performance.

	1Q04	2Q04	3Q04	4Q04	FYE ’04	1Q05	2Q05	YTD ’05
Cash Rents	$14.16	$15.61	$14.63	$15.76	$15.20	$15.30	$17.14	$16.12
Concess. and Contract. Rent Incr.	1.90	1.69	1.12	0.85	1.32	1.58	0.19	0.96

Straight Line Rents	$16.06	$17.30	$15.75	$16.61	$16.52	$16.89	$17.33	$17.08

COLONIAL PROPERTIES TRUST
Portfolio Occupancy — Office

			%
Property	Location		Own	SF - 000s	1Q04	2Q04	3Q04	4Q04	1Q05	2Q05
CONSOLIDATED PROPERTIES
250 Commerce Center	Montgomery	AL		37.4	100.0%	100.0%	100.0%	100.0%	100.0%	97.1%
901 Maitland	Orlando	FL		155.7	85.1%	67.5%	68.1%	67.8%	78.7%	81.1%
AmSouth Center	Huntsville	AL		154.5	92.2%	95.2%	95.5%	93.2%	94.5%	94.2%
Colonial Bank Centre	Miami	FL		235.5						78.3%
Colonal Center at Colonnade	Birmingham	AL		419.2	98.5%	99.0%	98.4%	97.5%	62.7%	100.0%
Colonial Center 100 at TownPark	Orlando	FL		153.6	99.1%	100.0%	100.0%	99.1%	100.0%	100.0%
Colonial Center 200 at TownPark	Orlando	FL		155.2	88.8%	91.3%	95.4%	98.8%	100.0%	100.0%
Colonial Center 600 at TownPark	Orlando	FL		199.6	100.0%	100.0%	100.0%	100.0%	100.0%	100.0%
Colonial Center at Bayside	Tampa	FL		213.8						52.9%
Colonial Center Blue Lake	Birmingham	AL		166.6	86.6%	81.8%	84.1%	79.8%	91.6%	99.5%
Colonial Center Heathrow	Orlando	FL		807.1	80.7%	80.3%	84.0%	85.0%	86.3%	86.9%
Colonial Center Lakeside	Huntsville	AL		121.5	100.0%	100.0%	100.0%	100.0%	97.9%	100.0%
Colonial Center at Research Park	Huntsville	AL		133.5	100.0%	100.0%	100.0%	98.9%	100.0%	94.8%
Colonial Center at Research Place	Huntsville	AL		272.6	100.0%	100.0%	100.0%	100.0%	100.0%	100.0%
Colonial Center Mansell Overlook	Atlanta	GA		652.7	86.7%	91.1%	92.2%	94.6%	95.3%	97.8%
Colonial Place I and II	Tampa	FL		371.0					88.8%	92.4%
Colonial Plaza	Birmingham	AL		170.9	99.7%	99.7%	96.1%	89.0%	80.2%	98.4%
Colonial TownPark Office — Lifestyle	Orlando	FL		33.4	LU	LU	LU	LU	LU	LU
Concourse Center	Tampa	FL		293.0	91.2%	91.3%	92.8%	93.0%	77.8%	83.6%
DRS Building	Huntsville	AL		215.5	100.0%	100.0%	100.0%	100.0%	100.0%	100.0%
Independence Plaza	Birmingham	AL		106.2	99.4%	100.0%	100.0%	98.4%	94.8%	98.6%
International Park	Birmingham	AL		210.7	98.2%	98.7%	98.7%	98.9%	99.3%	99.3%
Interstate Park	Montgomery	AL		227.0	85.9%	89.9%	90.8%	95.5%	97.8%	97.7%
Lakeside at Mansell	Atlanta	GA		14.8						LU
Mansell 400 Business Park	Atlanta	GA		188.8	53.5%	59.6%	66.2%	72.5%	72.2%	84.0%
Perimeter Corporate Park	Huntsville	AL		234.6	92.3%	94.3%	95.4%	91.6%	85.6%	82.5%
Progress Center	Huntsville	AL		224.4	98.4%	95.5%	95.9%	96.7%	92.3%	95.1%
Research Park Office Center	Huntsville	AL		176.6				96.2%	96.7%	97.6%
Research Park Office Center #4	Huntsville	AL		59.9					75.1%	100.0%
Research Park Plaza III and IV	Austin	TX		357.7						100.0%
Riverchase Center	Birmingham	AL		305.2	80.4%	84.6%	90.9%	87.1%	87.6%	92.9%
Shoppes at Mansell	Atlanta	GA		20.9	100.0%	100.0%	100.0%	100.0%	100.0%	100.0%

TOTAL CONSOLIDATED	32			7,088.8	89.9%	90.8%	92.2%	92.2%	89.5%	92.7%

COLONIAL PROPERTIES TRUST
Portfolio Occupancy — Office

			%
Property	Location		Own	SF - 000s	1Q04	2Q04	3Q04	4Q04	1Q05	2Q05
UNCONSOLIDATED PROPERTIES
Land Title Building	Birmingham	AL	33%	30.0	100.0%	100.0%	100.0%	100.0%	100.0%	100.0%

TOTAL UNCONSOLIDATED	1			30.0
UNCONSOLIDATED WTD FOR CLP % OWNED				10.0	100.0%	100.0%	100.0%	100.0%	100.0%	100.0%

SOLD — LAST 5 QTRS
Village at Roswell Summitt	Atlanta	GA		25.5	84.6%	84.6%	0.0%	0.0%	0.0%	0.0%

TOTAL SOLD	1			25.5	84.6%	84.6%	0.0%	0.0%	0.0%	0.0%

THIRD-PARTY MANAGED PROPERTIES
Beacon Ridge Tower	Birmingham	AL	0%	153.4
Concourse Riverchase	Birmingham	AL	0%	171.5
HIBC Bldg 550	Orlando	FL	0%	125.9
HIBC Bldg 600	Orlando	FL	0%	125.2
International Park 2000	Birmingham	AL	0%	129.5
Interstate Park 700 & 800	Montgomery	AL	0%	43.4

TOTAL MANAGED	6			748.8

SUMMARY

			Occupancies Weighted for CLP % Owned
Consolidated	32	7,088.8	89.9%	90.8%	92.2%	92.2%	89.5%	92.7%
Unconsolidated	1	10.0	100.0%	100.0%	100.0%	100.0%	100.0%	100.0%

Subtotal — Current Portfolio	33	7,098.8	90.0%	90.9%	92.2%	92.4%	89.5%	92.7%

Managed	6	748.8

Total Owned & Managed	39	7,847.6

Sold	1	25.5	84.6%	84.6%	0.0%	0.0%	0.0%	0.0%

Occupancy Total Including Sold Assets			89.9%	90.8%	92.2%	92.2%	89.5%	92.7%

By Property Type (Consolidated & Unconsolidated Assets)
Suburban Office	28	6,490.5	89.7%	90.3%	91.9%	92.4%	89.7%	92.8%
Central Business District	5	628.3	96.6%	97.9%	96.4%	92.1%	86.7%	89.5%

Total Division	33	7,118.8	90.0%	90.9%	92.2%	92.2%	89.5%	92.5%

Same-Property Occupancy
Same-Property Portfolio *	23	5,410.7	89.7%	90.4%	91.9%	91.9%	89.0%	93.9%

*	Same-property portfolio is adjusted historically to reflect the current same-property portfolio.

COLONIAL PROPERTIES TRUST
Portfolio Occupancy - Office
Exposure By Market - Most Recent Quarter

		CONSOLIDATED			UNCONSOLIDATED			SUBTOTAL			MANAGED		TOTAL
		#	SF	Occy	#	SF	Occy	#	SF	Occy	#	SF	#	SF
Birmingham	AL	6	1,379	98.0%	1	30	100.0%	7	1,409	98.0%	3	454	10	1,863
Huntsville	AL	9	1,593	95.5%				9	1,593	95.5%			9	1,593
Montgomery	AL	2	264	97.6%				2	264	97.6%	1	43	3	308

ALABAMA		17	3,236	96.7%	1	30	100.0%	18	3,266	96.7%	4	498	22	3,764

Orlando	FL	6	1,505	90.8%				6	1,505	90.8%	2	251	8	1,756
Tampa	FL	3	878	79.9%				3	878	79.9%			3	878
Miami	FL	1	236	78.3%				1	236	78.3%			1	236

FLORIDA		10	2,618	85.9%				10	2,382	86.0%	2	251	12	2,633

Atlanta	GA	4	877	94.8%				4	877	94.8%			4	877

GEORGIA		4	877	94.8%				4	877	94.8%			4	877

Austin	TX	1	358	100.0%				1	358	100.0%			1	358

TEXAS		1	358	100.0%				1	358	100.0%			1	358

TOTAL		32	7,089	92.7%	1	30	100.0%	33	7,119	92.7%	6	749	39	7,868

Note:

Occupancies for unconsolidated properties are weighted according to CLP’s percentage interest.

COLONIAL PROPERTIES TRUST
Portfolio Financial Summary - Retail

NET OPERATING INCOME *(1)

($ in 000s)	1Q04	2Q04	3Q04	4Q04	FYE ’04	1Q05	2Q05	3Q05	4Q05	YTD ’05
Same-Property Portfolio *(2)
Divisional Revenues *(3)	29,861	29,640	29,917	33,949	129,869	30,566	30,033			60,599
Divisional Expenses	8,111	8,782	9,049	8,892	37,874	8,557	8,821			17,378

Divisional NOI	21,750	20,858	20,868	25,057	91,995	22,009	21,212			43,221

Divisional NOI Margin	71.9%	69.4%	68.7%	73.1%	70.8%	71.0%	70.6%			70.8%

growth *(4)	0.3%	3.3%	1.1%	1.4%	1.5%	1.2%	1.7%			1.4%

Same-Property without Terminations
Lease Terminations	(144)	(182)	(52)	(122)	(500)	—	(121)			(121)

Divisional NOI w/o Term.	21,606	20,676	20,816	24,935	91,495	22,009	21,091			43,100

growth w/o terminations	1.7%	1.4%	1.7%	1.3%	1.5%	1.9%	2.0%			1.9%
Same-Property growth without the effects of lease terminations is useful to investors as an additional indicator as to the Company’s operating performance because buyouts of commercial leases can fluctuate from quarter to quarter and year to year.

Same-Property — Consolidated Properties
NOI from Unconsolidated Assets	(843)	(768)	(892)	(989)	(3,492)	(899)	(898)			(1,797)

Divisional NOI — Consolidated	20,907	20,090	19,976	24,068	88,503	21,110	20,315			41,424

growth — consolidated properties	-0.2%	3.0%	0.2%	0.9%	1.0%	1.0%	1.1%			1.0%

Total Portfolio
Divisional Revenues *(3)	38,556	39,030	42,986	48,644	169,217	44,452	41,153			85,605
Divisional Expenses	11,357	12,285	13,585	13,532	50,759	13,163	12,648			25,811

Divisional NOI	27,198	26,746	29,401	35,113	118,457	31,289	28,506			59,794

Divisional NOI Margin	70.5%	68.5%	68.4%	72.2%	70.0%	70.4%	69.3%			69.8%

growth	-0.1%	4.6%	14.5%	14.4%	8.5%	15.0%	6.6%			10.8%

Notes:

(1)	For more information regarding Retail Divisional Revenue, Expenses and NOI refer to Segment Data on page 10.

(2)	The 2004 same-property data reflects results of the 2005 same-property portfolio, as adjusted for dispositions during year.

(3)	Straight-line rents are included.

(4)	The 2004 same-property growth reflects performance of the 2004 same-property portfolio.

SAME-PROPERTY RESULTS	DIVISION RESULTS

SUMMARY BY PROPERTY TYPE

	Total Division			Same-Property
						Increase/(Decrease) from Prior Year Period
	# of Wtd	% of Wtd	% of	# of Wtd	% of Wtd	Current Quarter			Year-to-Date
	SF (000)	SF	NOI	SF (000)	SF	Rev	Exp	NOI	Rev	Exp	NOI
Malls	6,185	53.4%	51.8%	5,941	63.1%	0.6%	0.6%	0.5%	1.6%	3.0%	0.9%
Shopping Centers	5,388	46.6%	48.2%	3,477	36.9%	3.2%	-0.3%	4.1%	2.5%	2.6%	2.5%

Total	11,573	100.0%	100.0%	9,418	100.0%	1.3%	0.4%	1.7%	1.8%	2.9%	1.4%

Notes:

(1)	Includes both consolidated and unconsolidated properties. See page 10 for Reconcilation to Income Statement.

COLONIAL PROPERTIES TRUST
Portfolio Financial Summary - Retail

OPERATIONAL STATISTICS

	1Q04	2Q04	3Q04	4Q04	FYE ’04	1Q05	2Q05	3Q05	4Q05	YTD ’05
MALLS
Base Rent per SF — Straight Line *(3) (See Reconciliation Below)
Same-Property *(1)	$22.78	$22.86	$22.91	$22.86		$23.01	$23.20
change	2.3%	1.9%	1.7%	1.1%		1.0%	1.5%
Total Division *(2)	$23.72	$23.60	$23.62	$22.77		$23.01	$23.11
change	6.8%	5.3%	5.4%	3.2%		-3.0%	-2.1%

Base Rent per SF — Cash *(3) (See Reconciliation Below)
Same-Property *(1)	$22.66	$22.72	$22.72	$22.71		$22.87	$22.96
change	2.4%	2.0%	1.8%	1.3%		0.9%	1.1%
Total Division *(2)	$23.61	$23.45	$23.42	$22.64		$22.88	$22.87
change	6.6%	5.1%	4.6%	2.7%		-3.1%	-2.5%

Base Rent per SF Reconciliation from Cash Rents to Straight Line
Same-Property
Cash Rent per SF	$22.66	$22.72	$22.72	$22.71		$22.87	$22.96
Effects of Concessions & Contractual Rent Increases	0.12	0.14	0.19	0.15		0.14	0.24

Straight-Line Rent per SF	22.78	22.86	22.91	22.86		23.01	23.20

Effect of Unconsolidated Assets	(0.73)	(0.73)	(0.69)	(0.68)		(0.67)	(0.72)

S-L Rents per SF(Ten<10K) — Consolidated	$22.05	$22.13	$22.22	$22.18		$22.34	$22.48

Total Division
Cash Rent per SF	$23.61	$23.45	$23.42	$22.64		$22.88	$22.87
Concess & Contract. Rent Incr.	0.11	0.15	0.20	0.13		0.13	0.24

Straight-Line Rent per SF	23.72	23.60	23.62	22.77		23.01	23.11

Effect of Unconsolidated Assets	(1.75)	(1.54)	(1.45)	(0.61)		(0.60)	(0.69)

S-L Rents per SF(Ten<10K) — Consolidated	$21.97	$22.06	$22.17	$22.16		$22.41	$22.42

To Reconcilie to Total Mall Minimum Rent
Less: Effects of Ten>10K	(12.10)	(12.50)	(12.80)	(12.35)		(12.97)	(12.75)

S-L Rents for Malls — Consolidated	9.87	9.56	9.37	9.81		9.44	9.67
Div by: # of Qtrs In Yr	4	4	4	4		4	4
Mult by: Avg Occupied SF — Consolidated	6,301	6,279	6,348	6,375		6,553	5,627

Minimum Rents	$15,540	$15,003	$14,877	$15,632		$15,460	$13,607

The Company believes that Cash Rents is useful to investors as an alternative measure of performance and a measure of current cash flow generated from a tenant. Uncons. assets are included to measure the total potential cash flows to the Company from the Company’s total holdings.

Notes:

(1)	The 2004 same-property data reflects results of the 2005 same-property portfolio, as adjusted for dispositions during year.

(2)	Total division statistics exclude properties in lease-up.

(3)	Includes unconsolidated partnerships and joint ventures which the Company manages. Excludes tenants greater than 10,000 sf, percentage of sales tenants, and temporary tenants. Base Rents have been restated to reflect the straight line rent for acquisitions for the period acquired forward, and % ownership of unconsol.

COLONIAL PROPERTIES TRUST
Portfolio Financial Summary - Retail

OPERATIONAL STATISTICS CONT’D

	1Q04	2Q04	3Q04	4Q04	FYE ’04	1Q05	2Q05	3Q05	4Q05	YTD ’05
SHOPPING CENTERS
Base Rent per SF — Straight Line *(3) (See Reconciliation Below)
Same-Property *(1)	$14.28	$14.28	$14.46	$14.58		$14.55	$14.62
change	1.6%	2.6%	5.8%	6.0%		1.9%	2.4%
Total Division *(2)	$14.78	$15.21	$16.02	$16.63		$16.92	$16.96
change	11.1%	15.1%	19.6%	15.6%		14.5%	11.5%

Base Rent per SF — Cash *(3) (See Reconciliation Below)
Same-Property *(1)	$14.28	$14.27	$14.47	$14.61		$14.52	$14.58
change	1.7%	2.6%	5.8%	6.2%		1.7%	2.2%
Total Division *(2)	$14.74	$15.13	$16.00	$16.55		$16.79	$16.80
change	10.8%	14.5%	19.3%	15.3%		13.9%	11.0%

Base Rent per SF Reconciliation from Cash Rents to Straight Line
Same-Property
Cash Rent per SF	$14.28	$14.27	$14.47	$14.61		$14.52	$14.58
Effects of Concessions & Contractual Rent Increases	—	0.01	(0.01)	(0.03)		0.03	0.04

Straight-Line Rent per SF	14.28	14.28	14.46	14.58		14.55	14.62

Effect of Unconsolidated Assets	(0.38)	(0.38)	(0.36)	(0.34)		(0.35)	(0.33)

S-L Rents per SF — Consolidated	$13.90	$13.90	$14.10	$14.24		$14.20	$14.29

Total Division
Cash Rent per SF	$14.74	$15.13	$16.00	$16.55		$16.79	$16.80
Concess. & Contract. Rent Incr.	0.04	0.08	0.02	0.08		0.13	0.16

Straight-Line Rent per SF	14.78	15.21	16.02	16.63		16.92	16.96

Unconsolidated Assets	(0.27)	(0.22)	(0.11)	(0.04)		(0.02)	(0.02)

S-L Rents per SF — Consolidated	$14.51	$14.99	$15.91	$16.59		$16.90	$16.94

To Reconcilie to Total Center Minimum Rent
Less: Effects of Ten>10K	(4.91)	(5.97)	(5.67)	(5.51)		(4.86)	(5.34)

S-L Rents for Centers — Consolidated	9.60	9.02	10.24	11.08		12.04	11.60
Div by: # of Qtrs In Yr	4	4	4	4		4	4
Mult by: Avg Occupied SF — Consolidated	3,421	3,855	4,402	4,536		4,505	4,773

Minimum Rents	$8,212	$8,692	$11,271	$12,562		$13,561	$13,847

The Company believes that Cash Rents are a useful alternative measure of performance and a measure of current cash flow generated from a tenant. Uncons. assets are included to measure the total potential cash flows to the Company from the Company’s total holdings.

Notes:

(1)	The 2004 same-property data reflects results of the 2005 same-property portfolio, as adjusted for dispositions during year.

(2)	Total division statistics exclude properties in lease-up.

(3)	Includes unconsolidated partnerships and joint ventures which the Company manages. Excludes tenants greater than 10,000 sf, percentage of sales tenants, and temporary tenants. Base Rents have been restated to reflect the straight line rent for acquisitions for the period acquired forward, and % ownership of unconsol.

COLONIAL PROPERTIES TRUST
Portfolio Financial Summary - Retail

TENANT PERFORMANCE *(1)

	1Q04	2Q04	3Q04	4Q04	FYE ’04	1Q05	2Q05	3Q05	4Q05	YTD ’05
CONSOLIDATED & UNCONSOLIDATED ASSETS
MALLS

Occupancy Costs *(2)	11.8%	11.6%	11.7%	11.3%		11.4%	11.3%

Gross Sales per SF *(3)

Same-Property *(4)	$269.64	$269.53	$267.36	$265.99		$267.82	$271.83
change	3.8%	3.8%	2.0%	0.5%		-0.7%	0.9%
Total Division	$272.88	$273.30	$272.34	$271.19		$270.80	$271.04
change	2.1%	1.8%	0.7%	0.4%		-0.8%	-0.8%

CONSOLIDATED ASSETS
MALLS

Occupancy Costs *(2)	10.9%	10.9%	10.9%	11.0%		10.0%	10.9%

Gross Sales per SF *(3)

Same-Property *(4)	$273.01	$273.23	$271.61	$269.80		$269.83	$273.94
change	3.8%	3.8%	2.0%	0.5%		-1.2%	0.3%
Total Division	$273.94	$274.37	$272.77	$270.40		$272.95	$272.94
change	3.1%	3.1%	1.0%	-0.4%		-0.4%	-0.5%

CONSOLIDATED & UNCONSOLIDATED ASSETS
SHOPPING CENTERS

Occupancy Costs *(2)	10.2%	10.2%	9.8%	9.5%		9.2%	9.6%

Gross Sales per SF *(3)

Same-Property *(4)	$204.93	$203.87	$206.38	$210.59		$215.14	$212.97
change	-0.5%	-0.9%	0.7%	1.8%		5.0%	4.5%
Total Division *(5)	$225.82	$223.99	$219.50	$219.99		$229.80	$225.39
change	1.3%	0.9%	0.5%	-0.2%		1.8%	0.6%

CONSOLIDATED ASSETS
SHOPPING CENTERS

Occupancy Costs *(2)	10.0%	10.1%	10.1%	10.0%		9.0%	9.6%

Gross Sales per SF *(3)

Same-Property *(4)	$202.86	$201.12	$203.28	$207.04		$212.11	$209.50
change	-0.1%	-0.4%	0.2%	1.3%		4.6%	4.2%
Total Division *(5)	$225.57	$223.11	$218.05	$218.05		$228.70	$223.99
change	1.9%	1.3%	-0.1%	-1.2%		1.4%	0.4%

Notes:

(1)	Tenant Performance statistics are provided by tenants. Due to late-reporting tenants, historical Tenant Performance data may change as the information is received and incorporated in the statistics.

(2)	Includes all reporting tenants less than 10,000 square feet.

(3)	Includes all reporting tenants less than 10,000 square feet for malls and all reporting tenants for shopping centers.

(4)	The 2004 same-property data reflects results of the 2005 same-property portfolio, as adjusted for dispositions during year; same property malls excludes Colonial Mall Gadsden and Colonial University Village.

(5)	Total division statistics exclude properties in lease-up.

COLONIAL PROPERTIES TRUST
Portfolio Financial Summary - Retail

CAPEX SUMMARY

	1Q04	2Q04	3Q04	4Q04	FYE ’04	1Q05	2Q05	3Q05	4Q05	YTD ’05
Square Feet (in 000s)
Total SF	11,473	11,945	12,623	12,302	12,086	12,356	11,963			12,159
SF — Unconsolidated Assets	(531)	(531)	(510)	(170)	(436)	(556)	(563)			(559)

SF — Consolidated Assets	10,942	11,414	12,113	12,132	11,650	11,800	11,400			11,600

Capital Expenditures ($ in 000s) *(1)
Regular Maintenance	$416	$1,126	$676	$481	$2,699	$1,456	$2,546			$4,002
Revenue- Enhancing	94	713	236	723	1,766	414	361			775
Tenant Improvements	600	2,227	4,131	2,253	9,211	850	2,303			3,153
Leasing Commissions	284	705	411	804	2,204	279	308			587
Admin — Division	3	73	12	8	96	5	135			140

Total w/o Acquisition-Related	1,397	4,844	5,466	4,269	15,976	3,003	5,653			8,656
Acquisition-Related *(2)	—	—	—	78	78	43	221			263
Less: Unconsolidated Assets	(90)	(34)	(411)	(204)	(739)	18	(955)			(938)

Total — Consolidated Assets	$1,307	$4,810	$5,055	$4,143	$15,315	$3,064	$4,918			$7,982

Capital Expenditures per SF
Regular Maintenance	$0.04	$0.09	$0.05	$0.04	$0.22	$0.12	$0.21			$0.33
Revenue- Enhancing	0.01	0.06	0.02	0.06	0.15	0.03	0.03			0.06
Tenant Improvements	0.05	0.19	0.33	0.18	0.76	0.07	0.19			0.26
Leasing Commissions	0.02	0.06	0.03	0.07	0.18	0.02	0.03			0.05

Total	0.12	0.41	0.43	0.35	1.32	0.24	0.47			0.71

Total — Consolidated Assets	$0.12	$0.42	$0.42	$0.34	$1.31	$0.26	$0.43			$0.69

Notes:

(1)	Capital Expenditures includes unconsolidated subsidiary properties. See page 17 for a reconciliation to the Income Statement.

(2)	Capital spent on recently acquired properties. First year capital has been included in the total investment for purposes of underwriting the acquisition.

LEASE EXPIRATION SCHEDULE

(SF & $ in 000s)

	Total Consolidated & Unconsolidated Assets				Consolidated Assets Only
		% of Leased		% of		% of Leased		% of
	SF	SF	Rent	Total	SF	SF	Rent	Total
2005	532	5%	$7,607	6%	506	5%	$7,267	7%
2006	1,224	11%	12,987	11%	1,212	12%	12,797	12%
2007	1,319	12%	13,947	12%	1,279	12%	12,821	12%
2008	1,009	9%	10,217	9%	971	9%	9,487	9%
2009	1,412	13%	12,209	10%	1,405	14%	11,977	11%
2010+	5,369	49%	60,559	52%	4,989	48%	53,915	50%

Total Leased SF	10,865		117,526		10,362		108,265

TENANT CONCENTRATION

(SF in 000s)

	Total Consolidated & Unconsolidated Assets			Consolidated Assets Only
			% of Total				% of Total
		SF	Co. Rev			SF	Co. Rev
1	The Limited, Inc.	246	0.9%	1	The Limited, Inc.	226	0.8%
2	Saks Inc.	512	0.6%	2	J.C. Penney Co., Inc.	989	0.6%
3	J.C. Penney Co., Inc.	989	0.6%	3	Saks Inc.	512	0.6%
4	Publix Supermarkets, Inc.	229	0.4%	4	Belk, Inc.	962	0.4%
5	Belk, Inc.	962	0.4%	5	Sears, Roebuck & Co	985	0.4%
6	Sears, Roebuck & Co.	985	0.4%	6	Wal-Mart Stores, Inc.	307	0.3%
7	Wal-Mart Stores, Inc.	523	0.3%	7	Shoe Show, Inc.	109	0.3%
8	Shoe Show, Inc.	116	0.3%	8	TJX Companies, Inc.	226	0.3%
9	Footlocker	96	0.3%	9	Footlocker	92	0.3%
10	TJX Companies, Inc.	226	0.3%	10	Gap, Inc.	93	0.3%

COLONIAL PROPERTIES TRUST
Portfolio Financial Summary - Retail

LEASING EXECUTION — TOTAL (MALLS & SHOPPING CENTERS) — CONSOLIDATED & UNCONSOLIDATED ASSETS

(SF in 000s; $ per SF)	1Q04	2Q04	3Q04	4Q04	FYE ’04	1Q05	2Q05	3Q05	4Q05	YTD ’05
Square Feet *(1)
Renewal	286	207	89	154	736	88	279			367
New	84	143	223	175	625	47	192			239
Development	77	129	39	14	259	38	25			63

Total	447	479	351	343	1,620	173	496			668

Annual Rent $- Straight Line
Total	$12.91	$14.00	$13.91	$14.19	$13.72	$18.20	$13.74			$14.90

Annual Rent $- Cash *(2)
Renewal	$9.53	$11.73	$17.03	$14.38	$12.07	$15.18	$11.88			$12.67
New	18.63	13.10	11.20	11.40	12.69	23.62	14.84			16.57
Development	17.95	17.02	18.72	40.84	18.87	16.68	20.13			18.05

Total	$12.70	$13.57	$13.52	$13.97	$13.40	$17.80	$13.44			$14.57

TI Committed $
Renewal	$1.67	$—	$0.10	$—	$0.66	$0.14	$0.04			$0.06
New	32.27	33.01	33.24	6.11	25.47	14.53	19.36			18.41
Development	6.31	51.07	5.98	7.22	28.57	44.76	70.18			54.88

Total	$8.25	$23.63	$21.82	$3.42	$14.71	$13.85	$11.06			$11.79

Leasing Commissions $
Renewal	$0.45	$0.59	$0.76	$0.60	$0.56	$0.63	$0.83			$0.78
New	4.26	2.31	2.20	3.05	2.74	5.09	2.68			3.16
Development	2.78	2.88	1.72	6.62	2.88	2.76	3.54			3.07

Total	$1.57	$1.72	$1.79	$2.10	$1.78	$2.31	$1.68			$1.84

Notes:

(1)	Square feet leased during the quarter.

(2)	First full year rent for square feet produced during the quarter.

The Company believes Annual Cash Rents is a useful measure to investors in analyzing the first year of potential cash flows generated from a lease. Additionally, cash rents are a commonly used measure in the industry and investors are able to compare performance.

	1Q04	2Q04	3Q04	4Q04	FYE ’04	1Q05	2Q05	YTD ’05
Cash Rents	$12.70	$13.57	$13.52	$13.97	$13.40	$17.80	$13.44	$14.57
Concessions and Contr. Rent Incr.	0.21	0.43	0.39	0.22	0.32	0.39	0.31	0.33

Straight Line Rents	$12.91	$14.00	$13.91	$14.19	$13.72	$18.20	$13.74	$14.90

COLONIAL PROPERTIES TRUST
Portfolio Financial Summary - Retail

LEASING EXECUTION - TOTAL (MALLS & SHOPPING CENTERS) - CONSOLIDATED ASSETS

(SF in 000s; $ per SF)	1Q04	2Q04	3Q04	4Q04	FYE ’04	1Q05	2Q05	3Q05	4Q05	YTD ’05
Square Feet *(1)
Renewal	286	189	89	154	717	70	275			345
New	80	132	220	175	607	31	196			227
Development	59	44	32	10	145	26	24			50

Total	424	365	340	339	1,469	127	495			622

Annual Rent $- Straight Line
Total	$12.45	$12.78	$13.52	$13.41	$13.00	$15.97	$14.11			$14.49

Annual Rent $- Cash *(2)
Renewal	$9.53	$11.49	$17.03	$14.39	$11.71	$15.07	$11.67			$12.36
New	18.72	12.90	11.17	11.40	12.24	17.18	15.92			16.09
Development	16.60	16.02	15.83	26.09	9.47	15.35	20.58			17.85

Total	$12.26	$12.55	$13.13	$13.20	$12.75	$15.64	$13.78			$14.16

TI Committed $
Renewal	$1.67	$—	$0.10	$—	$0.66	$—	$0.04			$0.03
New	33.86	35.45	33.73	6.11	25.39	8.62	18.98			17.57
Development	1.04	34.25	6.64	10.10	7.27	33.00	85.15			57.89

Total	$7.66	$16.95	$22.44	$3.46	$12.42	$8.94	$11.69			$11.13

Leasing Commissions $
Renewal	$0.45	$0.56	$0.76	$0.60	$0.54	$0.51	$0.62			$0.60
New	4.44	2.34	2.22	3.05	2.70	2.61	3.16			3.09
Development	2.59	2.98	1.38	4.97	1.46	2.08	3.65			2.83

Total	$1.50	$1.50	$1.76	$2.00	$1.68	$1.34	$1.78			$1.69

Notes:

(1)	Square feet leased during the quarter.

(2)	First full year rent for square feet produced during the quarter.
The Company believes Annual Cash Rents is a useful measure to investors in analyzing the first year of potential cash flows generated from a lease. Additionally, cash rents are a commonly used measure in the industry and investors are able to compare performance.

	1Q04	2Q04	3Q04	4Q04	FYE ’04	1Q05	2Q05	YTD ’05
Cash Rents	$12.26	$12.55	$13.13	$13.20	$12.75	$15.64	$13.78	$14.16
Concessions and Contr. Rent Incr.	0.20	0.23	0.39	0.21	0.25	0.33	0.33	0.33

Straight Line Rents	$12.45	$12.78	$13.52	$13.41	$13.00	$15.97	$14.11	$14.49

COLONIAL PROPERTIES TRUST
Portfolio Occupancy — Retail

		%		Total	Anchor	CLP
Property	Location	Own		SF (000s)	Owned	SF (000s)	2Q04	3Q04	4Q04	1Q05	2Q05	S-P
CONSOLIDATED PROPERTIES
Britt David Shopping Ctr	Columbus	GA		109.6	—	109.6	68.7%	68.7%	70.0%	70.0%	75.9%	S
Brookwood Village Ctr	Birmingham	AL		88.2	—	88.2	93.0%	93.0%	93.0%	93.0%	98.3%	S
CM Bel Air	Mobile	AL		1,330.7	334.0	996.7	94.3%	95.4%	96.5%	95.9%	96.5%	S
CM Burlington	Burlington	NC		419.2	—	419.2	96.9%	97.1%	97.1%	97.1%	95.5%	S
CM Decatur	Huntsville	AL		576.1	80.9	495.2	85.7%	86.1%	86.2%	86.3%	86.2%	S
CM Glynn Place	Brunswick	GA		507.7	225.6	282.2	60.3%	59.4%	92.1%	95.3%	95.3%	S
CM Greenville	Greenville	NC		450.3	46.1	404.3	96.8%	95.9%	98.4%	97.4%	96.7%	S
CM Lakeshore	Gainesville	GA		518.3	—	518.3	92.0%	91.4%	91.3%	90.7%	93.1%	S
CM Macon	Macon	GA		1,446.4	682.2	764.2	93.1%	93.6%	94.2%	92.6%	90.7%	S
CM Mayberry	Mount Airy	NC		206.9	57.8	149.0	99.0%	99.0%	97.0%	92.9%	89.7%	S
CM Myrtle Beach	Myrtle Beach	SC		506.5	—	506.5	93.4%	91.6%	94.7%	93.7%	91.8%	S
CM Staunton	Staunton	VA		423.3	—	423.3	84.0%	98.3%	97.8%	96.9%	97.6%	S
CM Valdosta	Valdosta	GA		398.9	73.7	325.2	97.5%	95.8%	96.2%	93.5%	93.2%	S
Colonial Brookwood Village	Birmingham	AL		601.4	232.0	369.4	93.1%	94.4%	94.8%	94.8%	95.0%	S
Colonial University Village	Auburn	AL		526.3	124.7	401.6	86.6%	87.3%	83.5%	84.2%	83.7%
CP Alabaster	Birmingham	AL		53.0	—	53.0					LU
CP at Portofino	Houston	TX		372.5	—	372.5				82.3%	83.3%
CP Beechwood	Athens	GA		299.5	—	299.5	76.2%	76.2%	75.3%	82.9%	95.6%	S
CP Boulevard Square	Pembroke Pines	FL		220.7	—	220.7		94.3%	94.9%	95.4%	95.4%
CP Burnt Store	Punta Gorda	FL		95.0	—	95.0	43.9%	45.1%	96.1%	96.1%	96.1%	S
CP Deerfield	Deerfield Beach	FL		378.7	—	378.7		98.0%	97.6%	97.7%	98.0%
CP Hunter’s Creek	Orlando	FL		222.1	—	222.1	50.9%	50.0%	50.6%	50.6%	51.5%	S
CP Lakewood	Jacksonville	FL		195.2	—	195.2	94.0%	93.7%	87.6%	84.3%	84.3%	S
CP Montgomery	Montgomery	AL		209.1	44.0	165.1	95.9%	94.9%	75.0%	76.2%	77.1%	S
CP Montgomery North	Montgomery	AL		209.9	101.8	108.1	95.9%	95.9%	98.0%	98.0%	98.0%	S
CP Northdale	Tampa	FL		230.9	55.0	175.9	97.5%	97.5%	98.0%	98.0%	98.0%	S
CP TownPark	Orlando	FL		199.0	—	199.0	LU	LU	LU	87.7%	86.3%
CP Trussville	Birmingham	AL		388.3	—	388.3	100.0%	97.7%	97.7%	98.5%	100.0%	S
CP Trussville II	Birmingham	AL		282.7	224.5	58.2	LU	LU	97.3%	97.3%	97.3%
CP Tutwiler Farm	Birmingham	AL		514.1	174.0	340.1	100.0%	100.0%	100.0%	100.0%	100.0%	S
CP Wekiva	Orlando	FL		208.6	—	208.6	87.9%	83.3%	83.3%	83.3%	84.1%	S
CP Winter Haven	Orlando	FL		168.5	—	168.5	89.8%	74.9%	74.9%	87.7%	89.5%
CS Bear Lake	Orlando	FL		131.7	—	131.7	92.5%	91.9%	92.5%	93.5%	94.9%	S
CS Bellwood	Montgomery	AL		88.5	—	88.5	96.7%	96.7%	95.1%	100.0%	100.0%	S
CS Clay	Birmingham	AL		66.2	—	66.2	93.0%	91.5%	95.3%	95.3%	96.1%	S
CS College Parkway	Ft. Myers	FL		78.9	—	78.9		100.0%	100.0%	100.0%	100.0%
CS McGehee	Montgomery	AL		98.3	—	98.3	79.4%	79.4%	77.6%	79.0%	81.7%	S
CS Pines Plaza	Pembroke Pines	FL		68.2	—	68.2		100.0%	100.0%	100.0%	100.0%
CS Quaker Village	Greensboro	NC		102.2	—	102.2	87.7%	80.2%	79.9%	77.1%	78.5%	S
CS Yadkinville	Yadkinville	NC		90.9	—	90.9	96.5%	94.7%	94.7%	94.7%	96.5%	S
Colonial Shops Colonnade	Birmingham	AL		115.5	—	115.5	50.0%	50.0%	54.8%	56.0%	83.9%	S
Kingwood Commons	Houston	TX		164.4	—	164.4	80.4%	82.7%	84.9%	84.9%	85.6%
Old Town Shopping Ctr	Montgomery	AL		38.8	—	38.8	61.3%	61.3%	59.7%	67.6%	59.7%	S
Rivermont Shopping Ctr	Chattanooga	TN		73.5	—	73.5	100.0%	100.0%	100.0%	100.0%	100.0%	S
Village on the Parkway	Dallas	TX	90%	381.2	—	381.2	93.8%	96.2%	96.2%	96.5%	94.4%

TOTAL CONSOLIDATED	45			13,855.7	2,456.2	11,399.5	88.8%	89.5%	91.2%	91.0%	91.7%

UNCONSOLIDATED PROPERTIES
CP Hoover	Birmingham	AL	10%	380.6	215.8	164.8	97.3%	98.8%	98.8%	98.8%	98.8%	S
CP Madison	Huntsville	AL	25%	110.7	—	110.7	98.6%	100.0%	100.0%	100.0%	100.0%	S
Parkway Place	Huntsville	AL	45%	635.7	348.2	287.6	77.3%	81.2%	81.9%	82.6%	83.4%	S

TOTAL UNCONSOLIDATED	3			1,127.0	563.9	563.1

UNCONSOLIDATED WTD FOR CLP % OWNED				351.8		173.6	87.5%	90.2%	90.5%	90.9%	91.2%

COLONIAL PROPERTIES TRUST
Portfolio Occupancy - Retail

		%		Total	Anchor	CLP
Property	Location	Own		SF (000s)	Owned	SF (000s)	2Q04	3Q04	4Q04	1Q05	2Q05	S-P
SOLD - LAST 5 QTRS
CS Inverness	Birmingham	AL		28.2	—	28.2	49.2%
CS Stanly	Locust	NC		47.1	—	47.1	100.0%
Orlando Fashion Square	Orlando	FL	50%	1,083.0	361.4	721.6	88.9%	92.9%
CM Gadsden	Gadsden	AL		517.0	—	517.0	96.2%	96.6%	95.9%
CM Temple	Temple	TX		555.6	109.0	446.6	87.5%	88.7%	90.8%	91.1%

TOTAL SOLD	5			2,230.9	470.4	1,760.5	90.4%	88.9%	93.5%	91.1%

THIRD-PARTY MANAGED PROPERTIES
Calico Corner	Birmingham	AL	0%	5.5		5.5
Hoover Commons	Birmingham	AL	0%	196.8		196.8
Meadowbrook Place	Huntsville	AL	0%	68.0		68.0
Plaza Centre	Madison	AL	0%	82.0		82.0

TOTAL MANAGED	4			352.3		352.3

SUMMARY

							Occupancies Weighted for CLP% Owned
Consolidated	45			13,855.7	2,456.2	11,399.5	88.8%	89.6%	91.2%	91.3%	91.7%
Unconsolidated	3			1,127.0	563.9	563.1	87.5%	90.2%	90.5%	90.9%	91.2%

Subtotal - Current Portfolio	48			14,982.8	3,020.1	11,962.6	88.7%	89.6%	91.2%	91.0%	91.6%

Managed	4			352.3	—	352.3

Total Owned & Managed	52			15,335.1	3,020.1	12,314.9

Sold	5			2,230.9	470.4	1,760.5	90.4%	92.9%	93.5%

Occupancy Total Including Sold Assets							89.0%	90.5%	91.4%	91.2%	91.6%

By Property Type (Consolidated & Unconsolidated Assets)
Regional Malls	14			8,547.8	2,205.0	6,342.8	90.3%	91.6%	93.3%	92.8%	92.5%
Shopping Centers	34			6,435.0	815.1	5,619.9	86.6%	87.3%	88.6%	89.4%	90.7%

Total Division	48			14,982.8	3,020.1	11,962.6	88.7%	89.6%	91.2%	91.0%	91.6%

Same-Property Occupancy
Same-Property Portfolio *	36			12,088.8	2,670.9	9,417.9	88.8%	89.2%	91.2%	91.1%	91.9%

* Same-property portfolio is adjusted historically to reflect the current same-property portfolio.

COLONIAL PROPERTIES TRUST
Portfolio Occupancy - Retail
Exposure By Market - Most Recent Quarter

		CONSOLIDATED			UNCONSOLIDATED			SUBTOTAL			MANAGED		TOTAL
		#	SF	Occy	#	SF	Occy	#	SF	Occy	#	SF	#	SF
Birmingham	AL	8	1,479	93.5%	1	165	98.8%	9	1,644	97.2%	2	202	11	1,846
Auburn	AL	1	402	83.7%				1	402	83.7%			1	402
Huntsville	AL	1	495	86.2%	2	398	88.0%	3	894	87.0%	1	68	4	962
Madison	AL										1	82	1	82
Mobile	AL	1	997	96.5%				1	997	96.5%			1	997
Montgomery	AL	5	499	85.2%				5	499	85.2%			5	499
Gadsden	AL

ALABAMA		16	3,871	91.3%	3	563	91.2%	19	4,434	92.4%	4	352	23	4,787

Orlando	FL	5	930	79.3%				5	930	79.3%			5	930
Tampa	FL	1	176	98.0%				1	176	98.0%			1	176
Ft. Myers	FL	1	79	100.0%				1	79	100.0%			1	79
Deerfield Beach	FL	1	379	98.0%				1	379	98.0%			1	379
Pembroke Pines	FL	2	289	96.5%				2	289	96.5%			2	289
Jacksonville	FL	1	195	84.3%				1	195	84.3%			1	195
Punta Gorda	FL	1	95	96.1%				1	95	96.1%			1	95

FLORIDA		12	2,142	88.4%				12	2,142	88.4%			12	2,142

Columbus	GA	1	110	75.9%				1	110	75.9%			1	110
Brunswick	GA	1	282	95.3%				1	282	95.3%			1	282
Gainesville	GA	1	518	93.1%				1	518	93.1%			1	518
Valdosta	GA	1	325	93.2%				1	325	93.2%			1	325
Athens	GA	1	299	95.6%				1	299	95.6%			1	299
Macon	GA	1	764	90.7%				1	764	90.7%			1	764

GEORGIA		6	2,299	92.1%				6	2,299	92.1%			6	2,299

Burlington	NC	1	419	95.5%				1	419	95.5%			1	419
Greensboro	NC	1	102	78.5%				1	102	78.5%			1	102
Yadkinville	NC	1	91	96.5%				1	91	96.5%			1	91
Mount Airy	NC	1	149	89.7%				1	149	89.7%			1	149
Greenville	NC	1	404	96.7%				1	404	96.7%			1	404

NORTH CAROLINA		5	1,166	93.8%				5	1,166	93.8%			5	1,166

Myrtle Beach	SC	1	507	91.8%				1	507	91.8%			1	507

SOUTH CAROLINA		1	507	91.8%				1	507	91.8%			1	1,151

Chattanooga	TN	1	73	100.0%				1	73	100.0%			1	73

TENNESSEE		1	73	100.0%				1	73	100.0%			1	73

Dallas	TX	1	381	94.4%				1	381	94.4%			1	381
Houston	TX	2	537	84.0%				2	537	84.0%			2	537

TEXAS		3	918	88.3%				3	918	88.3%			3	918

Staunton	VA	1	423	97.6%				1	423	97.6%			1	423

VIRGINIA		1	423	97.6%				1	423	97.6%			1	423

TOTAL		45	11,400	91.7%	3	563	91.2%	48	11,963	91.0%	4	352	52	12,315

Note:

Occupancies for unconsolidated properties are weighted according to CLP’s percentage interest.

COLONIAL PROPERTIES TRUST
Market Demographics
(source: Woods & Poole Economics and Bureau of Labor Statistics)

		POPULATION			JOB GROWTH		HOUSEHOLD INCOME			UNEMPLOYMENT
			Annual	Proj’d		Proj’d			Proj’d
			Growth	Growth	Growth	Growth	Mean	Growth	Growth
		2005	1990-2005	2005-2010	1990-2005	2005-2010	2005	1990-2005	2005-2010	May 05 (p)

AUBURN-OPELIKA, AL	AL	123.3	2.70%	1.40%	2.22%	1.35%	$43,051	0.19%	0.60%	3.0%
BIRMINGHAM-HOOVER, AL	AL	1,096.8	0.96%	0.87%	1.73%	1.09%	$69,534	1.78%	0.96%	3.6%
DECATUR, AL	AL	150.9	0.95%	1.00%	1.46%	1.02%	$59,738	1.20%	0.92%	4.2%
HUNTSVILLE, AL	AL	367.0	1.65%	1.21%	1.58%	1.23%	$66,671	0.85%	0.88%	3.2%
MOBILE, AL	AL	404.6	0.45%	0.37%	1.50%	0.68%	$55,102	1.24%	0.92%	4.2%
MONTGOMERY, AL	AL	361.9	1.22%	0.99%	1.88%	1.25%	$63,427	1.10%	0.82%	3.9%
PHOENIX-SCOTTSDALE, AZ	AZ	3,779.5	4.54%	2.45%	4.84%	2.61%	$84,475	3.17%	3.51%	4.0%
TUCSON, AZ	AZ	931.3	2.62%	1.78%	3.34%	1.94%	$57,833	1.51%	1.05%	4.2%
GAINESVILLE, FL	FL	246.0	1.85%	1.23%	2.44%	1.42%	$56,145	1.13%	0.75%	3.0%
JACKSONVILLE, FL	FL	1,239.0	2.19%	1.64%	2.56%	1.67%	$70,425	1.36%	0.87%	3.9%
ORLANDO, FL	FL	1,880.2	3.44%	2.27%	3.96%	2.43%	$65,730	1.17%	0.96%	3.6%
PUNTA GORDA, FL	FL	163.9	3.02%	3.10%	4.70%	3.01%	$52,844	0.66%	0.88%	3.8%
SARASOTA-BRADENTON, FL	FL	667.9	2.36%	2.36%	4.17%	2.69%	$78,498	1.45%	1.36%	3.2%
TAMPA-ST. PETERSBURG, FL	FL	2,600.1	1.68%	1.40%	3.19%	1.79%	$64,238	1.62%	1.00%	3.8%
ATHENS, GA	GA	179.1	2.05%	1.48%	2.51%	1.54%	$54,543	1.10%	0.82%	3.9%
ATLANTA, GA	GA	4,784.7	3.65%	1.77%	3.62%	1.69%	$83,931	2.03%	0.88%	5.0%
AUGUSTA, GA	GA	521.4	1.26%	0.91%	1.06%	1.07%	$60,411	0.69%	0.85%	5.7%
BRUNSWICK, GA	GA	98.9	1.33%	1.24%	2.02%	1.47%	$61,761	1.59%	0.68%	4.5%
COLUMBUS, GA-AL	GA	286.5	0.49%	0.40%	1.35%	0.92%	$63,339	1.98%	1.18%	5.2%
GAINESVILLE, GA	GA	158.3	4.30%	1.28%	3.86%	1.50%	$68,271	1.96%	1.10%	4.3%
MACON, GA	GA	227.9	0.67%	0.44%	1.27%	0.77%	$63,423	1.54%	0.90%	5.5%
SAVANNAH, GA	GA	307.6	1.24%	0.83%	1.83%	0.99%	$68,737	1.65%	0.92%	4.3%
VALDOSTA, GA	GA	125.3	1.71%	1.09%	2.15%	1.22%	$52,494	1.13%	0.70%	4.0%
JACKSON, MS	MS	522.5	1.11%	1.09%	2.15%	1.41%	$66,051	2.10%	1.02%	6.2%
ALBUQUERQUE, NM	NM	822.3	2.09%	1.70%	2.90%	1.73%	$63,502	1.54%	0.83%	5.3%
LAS VEGAS, NV	NV	1,672.7	8.08%	2.98%	8.16%	3.17%	$72,812	1.44%	1.24%	3.7%
ASHVILLE, NC	NC	393.87	1.82%	1.29%	2.18%	1.41%	$57,949	1.26%	0.77%	4.0%
CHARLOTTE,NC	NC	1489.89	2.97%	1.78%	2.89%	1.70%	$76,608	1.68%	0.48%	4.8%
GREENSBORO, NC	NC	673.1	1.60%	0.75%	1.35%	0.93%	$64,423	0.99%	0.75%	5.0%
GREENVILLE, NC	NC	165.3	2.18%	1.72%	2.60%	1.73%	$56,639	1.05%	0.67%	5.9%
MOUNT AIRY, NC	NC	8.2	0.04%	-0.47%			$41,653
RALEIGH-CARY, NC	NC	919.2	4.50%	2.17%	4.05%	2.05%	$79,351	1.95%	0.51%	3.9%
WILMINGTON, NC	NC	306.14	3.46%	2.06%	4.21%	2.17%	$57,584	1.45%	1.01%	4.1%
WINSTON_SALEM, NC	NC	449.25	1.59%	1.13%	1.48%	1.33%	$68,549	1.06%	0.80%	4.4%
CHARLESTON, SC	SC	586.89	1.02%	1.36%	1.32%	1.76%	$61,241	0.94%	0.84%	4.6%
GREENVILLE, SC	SC	594.4	1.68%	1.09%	1.73%	1.30%	$62,809	1.28%	0.93%	5.2%
MYRTLE BEACH, SC	SC	219.8	3.43%	2.06%	3.70%	2.17%	$53,275	1.01%	0.80%	4.4%
CHATTANOOGA, TN-GA	TN	493.2	0.91%	0.72%	1.78%	1.01%	$62,589	1.38%	0.92%	4.8%
AUSTIN-ROUND ROCK, TX	TX	1,477.8	4.90%	2.88%	6.01%	3.01%	$82,136	3.63%	1.14%	4.4%
DALLAS/FT. WORTH, TX	TX	5809.24	2.98%	1.85%	3.26%	1.85%	$84,989	2.12%	0.95%	5.2%
HOUSTON, TX	TX	5,245.0	2.55%	1.63%	2.76%	1.69%	$90,106	2.53%	0.72%	5.5%
SAN ANTONIO, TX	TX	1,882.9	2.23%	1.69%	3.36%	2.04%	$69,211	1.95%	0.91%	4.9%
CHARLOTTESVILLE, VA	VA	186.54	1.91%	1.36%	2.35%	1.52%	$69,488	1.15%	0.55%	3.0%
RICHMOND, VA	VA	1168.4	2.59%	1.20%	1.62%	1.19%	$73,882	1.10%	0.71%	3.7%
STAUNTON, VA	VA	23.1	-0.34%	0.60%			$50,422
VIRGINIA BEACH, VA	VA	1663.18	0.94%	0.60%	1.21%	1.29%	$67,677	1.15%	0.90%	4.0%

SUNBELT STATES*		105,097.0	1.97%	1.39%	2.50%	1.59%	$63,814	1.55%	0.87%	3.7%
UNITED STATES		297,153.3	1.27%	0.99%	1.75%	1.26%	$74,541	1.55%	0.91%	5.1%

COLONIAL PROPERTIES TRUST
Glossary of Terms

AVERAGE RENT PER SQUARE FOOT (UNIT):	Base rental revenue charged to tenants divided by occupied square feet for retail and office properties. Average of monthly rent charged for occupied and rent asked for unoccupied units at month end for multifamily properties. Rental revenue used is on an annual basis for retail and office properties and on a monthly basis for multifamily properties.

CAPITALIZED LEASING COMMISSIONS:	Commissions paid for obtaining a lease which have been capitalized and are to be amortized over the lease term.

CONCESSIONS:	Relief or reduction of rent charges for a specified period, negotiated as a part of entering into a lease agreement.

DIVIDEND PER SHARE:	The dividends/distributions paid to each shareholder of Colonial Properties Trust and to each partner of Colonial Realty Limited Partnership as of a specific date.

EBITDA:	Earnings before interest, taxes, depreciation and amortization excluding the effects of gains (losses) from sales of property.

FFO PER SHARE:	FFO divided by the weighted average shares outstanding during the period, assuming the conversion of minority interest limited partnership units in Colonial Realty Limited Partnership into the Company’s Common Shares.

FUNDS FROM OPERATIONS (FFO):	Calculated per the NAREIT White Paper. Net income (computed in accordance with generally accepted accounting principles), excluding gains (or losses) from debt restructuring and sales of property, plus real estate depreciation and amortization, and after adjustments for unconsolidated partnerships and joint ventures. Adjustments for unconsolidated partnerships and joint ventures will be calculated to reflect funds from operations on the same basis.

GROSS SALES PER SQUARE FOOT:	Gross retail sales reported by tenants divided by rented square feet.

LEASING EXECUTION:	Information related to lease agreements entered into during the period including square footage leased, rental dollars (specifically defined below), concessions, tenant improvements, and capitalized leasing commissions.

OCCUPANCY RATE:	Total square feet (units) rented divided by net rentable square feet (units) on the date indicated.

OCCUPANCY COST PERCENT:	Tenants’ occupancy cost as a percentage of their gross sales.

OPERATING EXPENSES:	Total operating expenses (as reported by the Company to the SEC in its periodic filings) less depreciation and amortization. This amount does not include other income and expenses such as interest and gains or losses on sales of assets.

PERCENT GROWTH:	Percentage increase of an item when compared to the same item from the same quarter in the prior-year.

PROPERTY OR DIVISIONAL	Property revenues less property operating expenses.
NET OPERATING INCOME:

RENEWAL OR RE-LEASE:	Leases that have been renewed by current tenants or leased space that has been re-leased by new tenants.

RENTAL DOLLARS (LEASING EXECUTION):	Total annual revenues to be earned the first year from renewed or re-leased space.

SAME PROPERTY:	Properties owned in the current year which were also owned for the 12 calendar months of the prior year; same-property may be restated during the year to account for any disposition activity.

STOCK PRICE PER SHARE:	The closing price reported by the New York Stock Exchange on the date indicated.

TENANT IMPROVEMENTS (TI):	A capital expense used to improve the physical space occupied by a new or new (re-leasing) tenant. Tenant improvements are amortized over the term of the lease or the life of the asset, whichever is longer.

TI COMMITTED:	Tenant improvements which have been committed as a part of entering into a lease agreement.

TOTAL MARKET CAPITALIZATION:	The sum of total notes and mortgages payable plus the total market value of all shares and units outstanding at the market price per share on the date indicated.

TURNOVER RATE:	The percentage of multifamily units that became available for rent during the 12-month period ending on the date indicated.